Filed with the U.S. Securities and Exchange Commission on November 2, 2026

1933 Act Registration File No. 333-78275
1940 Act File No. 811-09303
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	84
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	85

(Check appropriate box or boxes.)

KINETICS MUTUAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
1270 Avenue of the Americas, 27th Floor
New York, NY 10020
(Address and Zip Code of Principal Executive Offices)
1-800-930-3828
Registrant’s Telephone Number, including Area Code
Jay Kesslen
1270 Avenue of the Americas, 27th Floor
New York, NY 10020
(Name and Address of Agent for Service)
Copies of Communications to:

Paul M. Miller
Seward & Kissel LLP
1901 L. Street, N.W.
Suite 700
Washington, D.C. 20036
It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[X]	on January 1, 2027 pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on [date] pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[ ]    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note. This Post-Effective Amendment (“PEA”) No. 84 designates making this filing to reflect the collapse of the master-feeder structure between the Registrant and Kinetics Portfolios Trust, revise the Multi-Disciplinary Income Fund’s investment objective, and implement changes to the Kinetics Spin-off and Corporate Restructuring Fund’s principal investment strategies.

January 1, 2027	Prospectus	www.kineticsfunds.com

The Internet Fund
Advisor Class A (KINAX) Advisor Class C (KINCX)
No Load Class (WWWFX)
The Global Fund
Advisor Class A (KGLAX) Advisor Class C (KGLCX)
No Load Class (WWWEX)
The Paradigm Fund
Advisor Class A (KNPAX) Advisor Class C (KNPCX)
Institutional Class (KNPYX)
No Load Class (WWNPX)
The Small Cap Opportunities Fund
Advisor Class A (KSOAX) Advisor Class C (KSOCX)
Institutional Class (KSCYX)
No Load Class (KSCOX)
The Market Opportunities Fund
Advisor Class A (KMKAX) Advisor Class C (KMKCX)
Institutional Class (KMKYX)
No Load Class (KMKNX)
The Multi-Disciplinary Income Fund
No Load Class (KMDNX)
The Kinetics Spin-off and Corporate Restructuring Fund
Advisor Class A (LSHAX)
Advisor Class C (LSHCX)
Institutional Class (LSHUX)
No Load Class (LSHEX)

Each a series of Kinetics Mutual Funds, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

THE INTERNET FUND
Investment Objectives
The investment objective of the Internet Fund is long-term growth of capital. The Internet Fund seeks to obtain current income as a secondary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Internet Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds. More information about these and other discounts is available from your financial professional and in the sections titled “Description of Classes” beginning on page [_] of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page [_] of the Fund’s statement of additional information.

Fee Table(1)
Shareholder Fees
(fees paid directly from your investment)

	Advisor Class A	Advisor Class C	No Load Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Advisor Class A	Advisor Class C	No Load Class
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees(2)	0.50%	1.00%	None
Other Expenses:
Other Operating Expenses	[_]%	[_]%	[_]%
Total Other Expenses	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses	[_]%	[_]%	[_]%
Fee Waiver and/or Expense Reimbursements(3)	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	[_]%	[_]%	[_]%

(1)The fees and expenses of the Internet Fund include those incurred by any subsidiary wholly-owned and controlled by the Internet Fund.
(2) The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Distribution Plan that allows the Fund to pay up to 0.50% and 0.75% of the average daily net asset value (“NAV”) of the Advisor Class A shares and Advisor Class C shares, respectively, as compensation to the distributor or other qualified recipients, pursuant to the Plan. However, at the present time, the Fund is only assessing 0.25% and 0.75% under the Rule 12b-1 Distribution Plan for Advisor Class A shares and Advisor Class C shares, respectively. In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares that provides for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares. At the present time, the Fund is assessing, 0.25% and 0.75% of the distribution fees for Advisor Class A shares and Advisor Class C shares, respectively, and is assessing 0.25% of the shareholder servicing fees for Advisor Class A shares and Advisor Class C shares.
(3) Horizon Kinetics Asset Management LLC, the investment adviser to the Internet Fund (the “Investment Adviser”), has contractually agreed to reimburse the Internet Fund the portion of the shareholder servicing fee for the Institutional Class shares in excess of 0.05% of average daily net assets until at least April 30, 2027. In addition, the Investment Adviser to the Internet Fund has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.25%, excluding acquired fund fees and expenses, for the Institutional Class shares. These waivers and reimbursements are in effect until April 30, 2027, and may not be terminated without the approval of the Board.
Example. This Example is intended to help you compare the cost of investing in the Internet Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Internet Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Internet Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs for the Internet Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you do not redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
No Load Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]

Portfolio Turnover. The Internet Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Internet Fund’s performance. During the most recent fiscal year, the Internet Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategy
The Internet Fund is a non-diversified fund that invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)), of U.S. and foreign companies engaged in the Internet and Internet-related activities and whose businesses are vastly improved through the distribution of content and reduction of costs with the use of the Internet. Internet and internet-related companies include companies (i) involved in software, hardware, information technology services, or infrastructure (including energy and real estate) relating to the internet and (ii) companies involved in enhancement or improvement via the internet. The Internet Fund may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment.
The Internet Fund may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality.
The Investment Adviser selects portfolio securities by evaluating a company’s positioning and business model as well as its ability to grow and expand its activities via the Internet or achieve a competitive advantage in cost/profitability and brand image leveraging via use of the Internet. The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Investment Adviser looks at the amount of capital a company currently expends on research and development. The Internet Fund may invest in companies of any size, including small and medium-sized companies. Additionally, the Internet Fund may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.
The Internet Fund invests indirectly in bitcoin through a Delaware statutory trust, the Grayscale Bitcoin Trust ETF (“Grayscale Bitcoin Trust”) and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these investment vehicles, including the Grayscale Bitcoin Trust, are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and do not receive the protections of the 1940 Act. The Internet Fund will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF and enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset and is not issued by a government, bank or central organization. Bitcoin exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where bitcoin transfers are recorded (the “Bitcoin Blockchain”). Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. [The Internet Portfolio held [_]% of its net assets in the [___] as of [___], 2026, which have since been transferred to the Internet Fund.]

The Internet Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”).
The Internet Fund is also the sole shareholder of a wholly owned subsidiary organized under Delaware law (the “Delaware Subsidiary”). The Internet Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to U.S. federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Internet Fund (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) are expected to be eligible to be treated as “qualified dividend income” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), subject to the satisfaction of other requirements. The Delaware Subsidiary and the Cayman Subsidiary are each referred to herein as a “Subsidiary” and collectively as “Subsidiaries.” Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.
In the future, the Internet Fund may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Internet Fund under the Internal Revenue Code if held directly. The Internet Fund will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Fund’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Internet Fund will invest in its Subsidiaries in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Internet Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Internet Fund and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act, relating to investment advisory contracts with respect to the Subsidiaries. Unlike the Internet Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Internet Fund is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors.
The Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Internet Fund. The Internet Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Internet Fund.
Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Internet Fund.
The Internet Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to:

high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Internet Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Internet Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Internet Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Internet Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Internet Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.
[The Internet Portfolio held [___]% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of [___], 2026, which have since been transferred to the Internet Fund.] The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.
Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Internet Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Internet Fund and your investment. The risks are prioritized by order of importance. Each risk summarized below is considered a principal risk of investing in the Internet Fund regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
    Crypto Asset Exposure Risk: Crypto assets (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although crypto assets are an emerging asset class, they are not presently widely accepted as a medium of exchange. There are thousands of crypto assets, the most well-known of which is bitcoin.
Bitcoin or BTC was the first decentralized crypto asset. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Bitcoin Network allows people to exchange tokens of value, bitcoins, which are recorded on a public transaction ledger known as a Blockchain. The Fund may invest indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.

In addition to the general risks of investing in other investment vehicles, the value of the Fund’s indirect investments in crypto assets are subject to fluctuations in the value of the crypto asset, which can be highly volatile. The value of crypto assets is determined by the supply and demand for crypto assets in the global market for the trading of crypto assets, which consists primarily of transactions on crypto asset trading platforms. The value of crypto assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in crypto assets generally may not be based on fundamental analysis. The Fund’s exposure to crypto assets can result in substantial losses to the Fund.
Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage, without the oversight of a central authority or banks. The value of crypto assets are not backed by any government, corporation, or other identified body. Crypto assets are also susceptible to theft, loss and destruction.
Crypto assets trade on crypto asset trading platforms, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These crypto asset trading platforms can cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions. Crypto asset trading platforms may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Individuals or organizations holding a large amount of crypto assets in which the Fund may invest indirectly (also known as “whales”) may have the ability to manipulate the prices of those crypto assets. Crypto asset trading platforms on which crypto assets are traded are or may become subject to enforcement actions by regulatory authorities. Crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, crypto asset trading platforms may be operating out of compliance with regulations, and many crypto asset trading platforms lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of crypto assets on crypto asset trading platforms may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.
Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by crypto assets into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of crypto assets, either of which could adversely impact the value of the Fund’s investment. In addition, to the extent market participants develop a preference for one crypto asset over another, the value of the less preferred crypto assets would likely be adversely affected. Crypto assets are a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Fund’s indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it for payments.
    Crypto Asset Industry Risk: The crypto asset industry is a newer, speculative, and still-developing industry that faces many risks. The crypto asset industry may still be experiencing a bubble or may experience a bubble again in the future. For example, in the first half of 2022, each of Celsius Network, Voyager Digital Ltd., and Three Arrows Capital declared bankruptcy, resulting in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. In November 2022, FTX Trading Ltd. (“FTX”), one of the largest digital asset platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency, which were subsequently corroborated by its CEO. Shortly thereafter, FTX’s CEO resigned and FTX and many of its affiliates filed for bankruptcy in the United States, while other affiliates have entered insolvency, liquidation, or similar proceedings around the globe, following which the U.S. Department of Justice brought criminal fraud and other charges, and the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) brought civil securities and commodities fraud charges, against certain of FTX’s and its affiliates’ senior executives, including its former CEO. In addition, several other entities in the crypto asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. In response to these events, the prices of crypto assets have experienced extreme volatility and other entities in the crypto asset industry have been negatively affected, further undermining confidence in the crypto asset industry. It is possible that similar events could occur in the future, which would undermine confidence in the crypto asset industry and negatively affect the value of crypto assets. It is not possible to predict at this time all of the risks that they may pose to the Fund, its service providers or to the crypto asset industry as a whole.
Factors affecting the further development of crypto assets include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of crypto assets and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/ or value of, other crypto assets.
    Crypto Asset Regulatory Risk: Crypto asset markets in the U.S. exist in a state of regulatory uncertainty. Regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Fund’s indirect investments in crypto assets. As digital assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.
The Fund’s exposure to crypto assets may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in crypto assets are uncertain, and a direct or indirect investment in crypto assets may produce non-qualifying income.
    Non-Diversification Risks: Holding a large portion of its net assets in a small number of issuers exposes the Fund to various risks relating to those issuers. A change in the value of any one investment may affect the overall value of the Fund’s shares more than shares of a diversified mutual fund that holds more investments.

    Single Security Concentration Risk: Holding a large portion of its net assets in a single security or issuer exposes the Fund to various risks relating to that security or issuer and to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance.
    Internet Industry Concentration Risks: Investing a substantial portion of the Fund’s assets in the Internet industry carries the risk that Internet-related securities will decline in price due to market and technological developments. Internet and Internet-related companies, including companies (i) involved in software, hardware, information technology services, or infrastructure (including energy and real estate) relating to the internet and (ii) companies involved in enhancement or improvement via the internet are subject to a rate of change in technology and competition which is generally higher than that of other industries. As artificial intelligence is used more widely, the profitability and growth of portfolio holdings may be impacted, which could significantly impact the overall performance of the Fund. To the extent the Fund invests in companies that are involved in various aspects of artificial intelligence technologies, it is particularly sensitive to the risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation.
    Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
    Tax Risks: In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the current position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Fund’s investment in each Subsidiary is expected to provide the Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of each Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or indirectly by an entity classified as a partnership for U.S. federal income tax purposes, such as the Fund, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Fund’s investment in a Subsidiary will not be considered qualifying income. If the Fund were to fail to qualify as a RIC and became subject to U.S. federal income tax, shareholders of the Fund would be subject to diminished returns. Additionally, the Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiaries to operate as described in this Prospectus and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
    Sector Concentration Risk: The Fund may, at certain times, have concentrations in one or more sectors which may cause the Fund to be more sensitive to economic changes or events occurring in those sectors, and the Fund's investments may be more volatile.
    Volatility Risk: The Fund may have investments, including but not limited to bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
    Management Risks: There is no guarantee that the Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Fund, nor can it assure you that the market value of your investment will not decline.
    Small and Medium-Size Company Risks: Investing in small and medium-size companies often involve more risks than investing in larger companies as small and medium-size companies have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Fund’s assets and have an adverse effect on the Fund’s performance.
    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective.
    Market Risks: Mutual funds are subject to market risks and significant fluctuations in value. If the market declines in value, the Fund is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), geopolitical events, tariffs and trading disruptions, terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects. Advancements in technology may adversely impact markets and the overall performance of the Fund. For example, as artificial intelligence is used more widely, the profitability and growth of portfolio holdings may be impacted, which could significantly impact the overall performance of the Fund.
    Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Fund’s investments involves subjective judgment. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of the Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of the Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Fund’s significant investment in a single position, makes the Fund especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.
    Subsidiary Risks: By investing in its Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. Those investments held by the Subsidiaries are generally similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiaries to continue to operate and could adversely affect the Fund’s performance.
    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Fund's earnings to fall below the Fund's expense ratio, resulting in a decline in the Fund's share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments.
    Foreign Securities Risks: Investing in foreign securities directly or indirectly (e.g., through ADRs, GDRs, and IDRs) can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, tariffs and trading disruptions, less publicly available information, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Actively-managed ETFs may not meet their investment objective based on an ETF’s investment adviser’s success or failure to implement strategies for the ETF and/or the investment adviser’s ability to control the ETF’s level of risk. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.
    IPO Risk: IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
    Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the fund, the Investment Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Investment Adviser, or the Fund’s other service providers, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell fund shares, potentially resulting in financial losses to the Fund and its shareholders.
    Temporary Defensive Position Risk: If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. As a result, the Fund may not achieve its investment objective.
Who may want to invest?
The Internet Fund may be appropriate for investors who:
    wish to invest for the long-term;
    want to diversify their portfolios;

    want to allocate some portion of their long-term investments to value equity investing;
    are willing to accept the volatility associated with equity and Bitcoin investing; and
    are comfortable with the risks described herein.
Performance
The bar chart and table shown below illustrate the variability of the Internet Fund’s returns. The bar chart indicates the risks of investing in the Internet Fund by showing the changes in the Internet Fund’s performance from year to year (on a calendar year basis). The table shows how the Internet Fund’s average annual returns, before and after taxes, compare with those of the S&P 500® Total Return Index and the NASDAQ Composite® Index, which represent broad measures of market performance. The past performance of the Internet Fund, before and after taxes, is not necessarily an indication of how the Internet Fund will perform in the future. Updated performance information is available on the Internet Fund’s website at https://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.
The Internet Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q4 2020	51.80%
Worst Quarter:	Q2 2022	-25.13%

The after-tax returns for the Internet Fund’s No Load Class shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. After-tax returns are shown for the No Load Class shares only. After-tax returns for the other Classes of shares will differ. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns
(For the periods ended December 31, 2025)

1 Year	5 Years	10 Years	Since Inception*

No Load Class	Return Before Taxes	-9.04%	12.71%	15.49%	14.65%
	Return After Taxes on Distributions	-9.42%	12.43%	13.84%	13.71%
	Return After Taxes on Distributions and Sale of Fund Shares	-5.08%	10.14%	12.24%	12.98%

Advisor Class A	Return Before Taxes	-14.49%	11.11%	14.53%	9.85%
Advisor Class C	Return Before Taxes	-10.60%	11.87%	14.64%	11.54%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)		17.88%	14.42%	14.82%	10.05%
NASDAQ Composite® Total Return Index (reflects no deduction for fees, expenses or taxes)		21.14%	13.35%	17.66%	N/A
NASDAQ Composite® Index (reflects no deduction for fees, expenses or taxes)		20.36%	12.52%	16.59%	10.57%
* The Internet Fund’s No Load Class shares commenced operations on October 21, 1996 The returns for the indices in this column have been calculated since the October 21, 1996 inception date of the Internet Fund’s No Load Class shares. The Internet Fund’s Advisor Class A shares commenced operations on April 26, 2001 and Advisor Class C shares commenced operations on February 16, 2007.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Internet Fund’s investment adviser.
Portfolio Managers. The Internet Fund is managed by an investment team with Mr. Doyle, Mr. Davolos and Mr. Colavita as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	27
James Davolos	Co-Portfolio Manager	20
Brandon Colavita	Co-Portfolio Manager	1
Steven Tuen	Investment Team Member	27
Steven Bregman	Investment Team Member	10

THE GLOBAL FUND
Investment Objective
The investment objective of the Global Fund is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds. More information about these and other discounts is available from your financial professional and in the sections titled “Description of Classes” beginning on page [_] of the Fund’s prospectus, in Appendix A to this Prospectus — Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page [_] of the Fund’s statement of additional information.

Fee Table(1)
Shareholder Fees
(fees paid directly from your investment)

	Advisor Class A	Advisor Class C	No Load Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering purchase price or redemption price, whichever is less)	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Advisor Class A	Advisor Class C	No Load Class
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees(2)	0.50%	1.00%	None
Other Expenses:
Other Operating Expenses	[_]%	[_]%	[_]%
Total Other Expenses	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses	[_]%	[_]%	[_]%
Fee Waiver and/or Expense Reimbursements(3)	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	[_]%	[_]%	[_]%

(1)    The fees and expenses of the Global Fund include those incurred by any subsidiary wholly-owned and controlled by the Global Fund.

(2)    The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Distribution Plan that allows the Fund to pay up to 0.50% and 0.75% of the average daily net asset value (“NAV”) of the Advisor Class A shares and Advisor Class C shares, respectively, as compensation to the distributor or other qualified recipients, pursuant to the Plan. However, at the present time, the Fund is only assessing 0.25% and 0.75% under the Rule 12b-1 Distribution Plan for Advisor Class A shares and Advisor Class C shares, respectively. In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares that provides for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.
(3)    Horizon Kinetics Asset Management LLC, the investment adviser to the Global Fund (the “Investment Adviser”), has contractually agreed to reimburse the Global Fund the portion of the shareholder servicing fee for the Instiuttional Class shares in excess of 0.05% of average daily net assets until at least April 30, 2027. In addition, the Investment Adviser agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.64%, 2.14%, 1.19% and 1.39% excluding acquired fund fees and expenses, for the Advisor Class A shares, Advisor Class C shares, Institutional Class shares and No Load Class shares, respectively. These waivers and reimbursements are in effect until April 30, 2027, and may not be terminated without the approval of the Board.
Example. This Example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Global Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Global Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you do not redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
No Load Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]

Portfolio Turnover. The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Fund’s performance. During the most recent fiscal year, the Global Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategy
The Global Fund is a diversified fund that invests, under normal circumstances, at least 65% of its net assets plus any borrowings for investment purposes in common stocks, exchange-traded funds (“ETFs”), convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of foreign and U.S. companies listed on publicly traded exchanges. At least 40% of the Global Fund’s net assets will be invested in companies located outside the United States. The Global Fund will at all times have exposure to at least three (3) countries, which may include the United States. The Global Fund may also purchase and write options for hedging purposes and/or direct investment and invest in participatory notes (commonly known as “P-notes”) to take positions in certain foreign securities.

The Global Fund may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality. The Global Fund may invest up to 100% of its assets in companies located in emerging markets.
The Investment Adviser selects portfolio securities by evaluating a company’s positioning and business model as well as its ability to grow and expand its activities or achieve a greater competitive advantage in cost/profitability and brand image leveraging. This evaluation by the Investment Adviser includes consideration of a company’s potential to maintain and grow long lived assets, while generating high returns on capital with operating predictability and transparency. The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Global Fund may invest in companies of any size, including small and medium-sized companies. Additionally, the Global Fund may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.
The Global Fund invests indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these investment vehicles, including the Grayscale Bitcoin Trust, are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and do not receive the protections of the 1940 Act. The Global Fund will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF and enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset and is not issued by a government, bank or central organization. Bitcoin exists on the Bitcoin Network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. [The Global Portfolio held [___]% of its net assets in the [____] as of [___], 2026, which have since been transferred to the Global Fund.] The Global Fund may also invest in other pooled investment vehicles that provide exposure to the spot price of crypto assets. For example, the Global Fund may invest in the Grayscale Bitcoin Mini Trust ETF and the Grayscale Ethereum Classic Trust.
The Global Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”).
The Global Fund is also the sole shareholder of a wholly owned subsidiary organized under Delaware law (the “Delaware Subsidiary”). The Global Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to U.S. federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Global Fund (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) are expected to be eligible to be treated as “qualified dividend income” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), subject to the satisfaction of other requirements. The Delaware Subsidiary and the Cayman Subsidiary are each referred to herein as a “Subsidiary” and collectively as “Subsidiaries.” Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.
In the future, the Global Fund may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Global Fund under the Internal Revenue Code if held directly. The Global Fund will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Fund’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Global Fund will invest in its Subsidiaries in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Global Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Global Fund and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act relating to investment advisory contracts with respect to the Subsidiaries. Unlike the Global Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Global Fund is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors. The Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Global Fund. The Global Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Global Fund.
Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Global Fund.
The Global Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Global Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Global Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Global Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Global Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Global Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.
[The Global Portfolio held [___]% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of [___], 2026, which have since been transferred to the Global Fund.] The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.
Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Global Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Global Fund and your investment. The risks are prioritized by order of importance. Each risk summarized below is considered a principal risk of investing in the Global Fund regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
    Crypto Asset Exposure Risk: Crypto assets (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although crypto assets are an emerging asset class, they are not presently widely accepted as a medium of exchange. There are thousands of crypto assets, the most well-known of which is bitcoin.
Bitcoin or BTC was the first decentralized crypto asset. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Bitcoin Network allows people to exchange tokens of value, bitcoins, which are recorded on a public transaction ledger known as a Blockchain. The Fund may invest indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.
In addition to the general risks of investing in other investment vehicles, the value of the Fund’s indirect investments in crypto assets are subject to fluctuations in the value of the crypto asset, which can be highly volatile. The value of crypto assets is determined by the supply and demand for crypto assets in the global market for the trading of crypto assets, which consists primarily of transactions on crypto asset trading platforms. The value of crypto assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in crypto assets generally may not be based on fundamental analysis. The Global Fund’s exposure to crypto assets can result in substantial losses to the Fund.
Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage, without the oversight of a central authority or banks. The value of crypto assets are not backed by any government, corporation, or other identified body. Crypto assets are also susceptible to theft, loss and destruction.
Crypto assets trade on crypto asset trading platforms, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These crypto asset trading platforms can cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions. Crypto asset trading platforms may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Individuals or organizations holding a large amount of crypto assets in which the Fund may invest indirectly (also known as “whales”) may have the ability to manipulate the prices of those crypto assets. Crypto asset trading platforms on which crypto assets are traded are or may become subject to enforcement actions by regulatory authorities. Crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, crypto asset trading platforms may be operating out of compliance with regulations and many crypto asset trading platforms lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of crypto assets on crypto asset trading platforms may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.
Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by crypto assets into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of crypto assets, either of which could adversely impact the value of the Fund’s investment. In addition, to the extent market participants develop a preference for one crypto asset over another, the value of the less preferred crypto assets would likely be adversely affected. Crypto assets are a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Fund’s indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it for payments.
    Crypto Asset Industry Risk: The crypto asset industry is a newer, speculative, and still-developing industry that faces many risks. The crypto asset industry may still be experiencing a bubble or may experience a bubble again in the future. For example, in the first half of 2022, each of Celsius Network, Voyager Digital Ltd., and Three Arrows Capital declared bankruptcy, resulting in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. In November 2022, FTX Trading Ltd. (“FTX”), one of the largest digital asset platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency, which were subsequently corroborated by its CEO. Shortly thereafter, FTX’s CEO resigned and FTX and many of its affiliates filed for bankruptcy in the United States, while other affiliates have entered insolvency, liquidation, or similar proceedings around the globe, following which the U.S. Department of Justice brought criminal fraud and other charges, and the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) brought civil securities and commodities fraud charges, against certain of FTX’s and its affiliates’ senior executives, including its former CEO. In addition, several other entities in the crypto asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. In response to these events, the prices of crypto assets have experienced extreme volatility and other entities in the crypto asset industry have been negatively affected, further undermining confidence in the crypto asset industry. It is possible that similar events could occur in the future, which would undermine confidence in the crypto asset industry and negatively affect the value of crypto assets. It is not possible to predict at this time all of the risks that they may pose to the Fund, its service providers or to the crypto asset industry as a whole.
Factors affecting the further development of crypto assets include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of crypto assets and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences;

maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets.
    Crypto Asset Regulatory Risk: Crypto asset markets in the U.S. exist in a state of regulatory uncertainty. Regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Fund’s indirect investments in crypto assets. As digital assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.
The Fund’s exposure to crypto assets may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in crypto assets are uncertain, and a direct or indirect investment in crypto assets may produce non-qualifying income.
    Foreign Securities Risks: Investing in foreign securities directly or indirectly (e.g., through ADRs, GDRs, and IDRs) can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, tariffs and trading disruptions, less publicly available information, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.
    Single Security Concentration Risk: Holding a large portion of its net assets in a single security or issuer exposes the Fund to various risks relating to that security or issuer and to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance.
    Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
    Sector Concentration Risk: Although the Fund will not concentrate its investments in any industries, the Fund may, at certain times, have concentrations in one or more sectors which may cause the Fund to be more sensitive to economic changes or events occurring in those sectors, and the Fund's investments may be more volatile.
    Small and Medium-Size Company Risks: Investing in small and medium-size companies often involve more risks than investing in larger companies as small and medium-size companies have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Fund’s assets and have an adverse effect on the Fund’s performance.
    Market Risks: Mutual funds are subject to market risks and significant fluctuations in value. If the market declines in value, the Fund is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), geopolitical events, tariffs and trading disruptions, terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects. Advancements in technology may adversely impact markets and the overall performance of the Fund. For example, as artificial intelligence is used more widely, the profitability and growth of portfolio holdings may be impacted, which could significantly impact the overall performance of the Fund.
    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective.
    Volatility Risk: The Fund may have investments, including but not limited to bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
    Management Risks: There is no guarantee that the Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Fund, nor can it assure you that the market value of your investment will not decline.
    Emerging Markets Risks: The risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as have historically been the case. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

    Tax Risks: In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the current position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Fund’s investment in each Subsidiary is expected to provide the Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of each Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or directly by an entity classified as a partnership for U.S. federal income tax purposes, such as the Fund, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Fund’s investment in a Subsidiary will not be considered qualifying income. If the Fund were to fail to qualify as a RIC and became subject to U.S. federal income tax, shareholders of the Fund would be subject to diminished returns. Additionally, the Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiaries to operate as described in this Prospectus and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
    Subsidiary Risks: By investing in its Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. Those investments held by the Subsidiaries are generally similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiaries to continue to operate and could adversely affect the Fund’s performance.
    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Fund’s significant investment in a single position, makes the Fund especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.
    Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Fund’s investments involves subjective judgment. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of the Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and the shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of the Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Fund's earnings to fall below the Fund's expense ratio, resulting in a decline in the Fund's share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments.
    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Actively-managed ETFs may not meet their investment objective based on an ETF’s investment adviser’s success or failure to implement strategies for the ETF and/or the investment adviser’s ability to control the ETF’s level of risk. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
    Counterparty Risks: Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.
    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.

    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
    IPO Risk: IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
    Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the fund, the Investment Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Investment Adviser, or the Fund’s other service providers, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell fund shares, potentially resulting in financial losses to the Fund and its shareholders.
    Temporary Defensive Position Risk: If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. As a result, the Fund may not achieve its investment objective.
Who may want to invest?
The Global Fund may be appropriate for investors who:
    wish to invest for the long-term;
    want to diversify their portfolios;
    want to allocate some portion of their long-term investments to value equity investing;
    are willing to accept the volatility associated with equity and Bitcoin investing; and
    are comfortable with the risks described herein.
Performance
The bar chart and table shown below illustrate the variability of the Global Fund’s returns. The bar chart indicates the risks of investing in the Global Fund by showing the changes in the Global Fund’s performance from year to year (on a calendar year basis). The table shows how the Global Fund’s average annual returns, before and after taxes, compare with those of the S&P® 500 Total Return Index and the MSCI ACWI (All Country World Index) Net Total Return Index, which represent broad measures of market performance. As of March 14, 2008, the Global Fund, which was formerly known as the Internet Emerging Growth Fund, changed to the investment strategy set forth in this Prospectus. The performance shown for the periods or portion of periods prior to March 14, 2008 represents performance of the Global Fund’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of small and medium-capitalization U.S. and foreign companies engaged in the

Internet and Internet-related activities. The past performance of the Global Fund, before and after taxes, is not necessarily an indication of how the Global Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Global Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at https://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Global Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q4 2020	30.71%
Worst Quarter:	Q4 2018	-18.32%

The after-tax returns for the Global Fund’s No Load Class shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. After-tax returns are shown for No Load Class shares only. After-tax returns for the other Classes of shares will differ. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years	Since Inception*
No Load Class	Return Before Taxes	2.89%	16.61%	15.64%	3.60%
	Return After Taxes on Distributions	2.16%	15.83%	14.98%	3.16%
	Return After Taxes on Distributions and Sale of Fund Shares	2.04%	13.12%	12.99%	2.73%
Advisor Class A	Return Before Taxes	-3.34%	14.98%	14.77%	8.55%
Advisor Class C	Return Before Taxes	1.06%	15.75%	14.78%	8.26%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)		17.88%	14.42%	14.82%	8.07%
MSCI ACWI Net Total Return Index (reflects no deduction for fees, expenses or taxes)		22.34%	11.19%	11.72%	6.21%
* The Global Fund’s No Load Class shares commenced operations on December 31, 1999. The returns for the indices in this column have been calculated since the December 31, 1999 inception date of the Global Fund’s No Load Class shares. The Global Fund’s Advisor Class A shares and Advisor Class C shares commenced operations on May 19, 2008.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Global Fund’s investment adviser.
Portfolio Managers. The Global Fund is managed by an investment team with Mr. Tuen, Mr. Doyle, and Mr. Davolos as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Steven Tuen	Co-Portfolio Manager	23
Peter B. Doyle	Co-Portfolio Manager	27
James Davolos	Co-Portfolio Manager	20
Steven Bregman	Investment Team Member	10

THE PARADIGM FUND
Investment Objective
The investment objective of the Paradigm Fund is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Paradigm Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds. More information about these and other discounts is available from your financial professional and in the sections titled “Description of Classes” beginning on page [_] of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page [_] of the Fund’s statement of additional information.

Fee Table(1)
Shareholder Fees
(fees paid directly from your investment)

	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees(2)	0.50%	1.00%	None	None
Other Expenses:
Other Operating Expenses	[_]%	[_]%	[_]%	[_]%
Total Other Expenses	[_]%	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses	[_]%	[_]%	[_]%	[_]%
Fee Waiver and/or Expense Reimbursements(3)	[_]%	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	[_]%	[_]%	[_]%	[_]%

(1)    The fees and expenses of the Paradigm Fund include those incurred by any subsidiary wholly-owned and controlled by the Paradigm Fund.
(2)    The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Plan that allows the Fund to pay up to 0.50% and 0.75% of the average daily net asset value (“NAV”) of the Advisor Class A shares and Advisor Class C shares, respectively, as compensation to the distributor or other qualified recipients, pursuant to the Plan. However, at the present time, the Fund is only assessing 0.25% and 0.75% under the Rule 12b-1 Distribution Plan for Advisor Class A shares and Advisor Class C shares, respectively. In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares that provides for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.
(3)    Horizon Kinetics Asset Management LLC, the investment adviser to the Paradigm Fund (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.44%, excluding acquired fund fees and expenses, for the Institutional Class shares. These waivers and reimbursements are in effect until April 30, 2027, and may not be terminated without the approval of the Board.
Example. This Example is intended to help you compare the cost of investing in the Paradigm Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Paradigm Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Paradigm Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Paradigm Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you do not redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Institutional Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
No Load Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]

Portfolio Turnover. The Paradigm Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Paradigm Fund’s, performance. During the most recent fiscal year, the Paradigm Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategy
The Paradigm Fund is a non-diversified fund that invests, under normal circumstances, at least 65% of its net assets in common stocks, exchange-traded funds (“ETFs”), convertible securities, warrants, and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign companies that the Investment Adviser believes are undervalued, that have, or are expected to soon have, high returns on equity and that are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Paradigm Fund will carry out its investment strategy by regarding investments as representing fractional ownership in the underlying companies’ assets. This will allow the Paradigm Fund to attempt to achieve its investment objective by acting as a classic value investor seeking high returns on equity, an intrinsic characteristic of the investment, not a reappraisal of a company’s stock value by the market, an external factor. The Paradigm Fund may also purchase and write options for hedging purposes and/or direct investment.
The Paradigm Fund may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality. The Paradigm Fund may invest up to 100% of its total assets in companies located in emerging markets.
The Investment Adviser selects portfolio securities by evaluating a company’s positioning and traditional business lines as well as its ability to expand its activities or achieve competitive advantage in cost/ profitability and brand image leveraging. The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Paradigm Fund may invest in companies of any size, including small and medium-size companies. Additionally, the Paradigm Fund may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.
The Paradigm Fund invests indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these investment vehicles, including the Grayscale Bitcoin Trust, are not registered under the 1940 Act and do not receive the protections of the 1940 Act. The Paradigm Fund will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF and enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on the Bitcoin Network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. [The Paradigm Portfolio held [__]% of its net assets in the Grayscale Bitcoin Trust as of [__], 2026, which have since been transferred to the Paradigm Fund.] The Paradigm Fund may also invest in other pooled investment vehicles that provide exposure to the spot price of crypto assets. For example, the Paradigm Fund may invest in the Grayscale Bitcoin Mini Trust ETF, the Grayscale Litecoin Trust and the Grayscale Ethereum Classic Trust.
The Paradigm Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Subsidiary” or the “Cayman Subsidiary”). Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.
In the future, the Paradigm Fund may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Paradigm Fund under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) if held directly. The Paradigm Fund will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through the Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Fund’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
The Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Paradigm Fund will invest in its Subsidiary in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Paradigm Fund as a “regulated investment company” (“RIC”) under

Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Paradigm Fund and the Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act, relating to investment advisory contracts with respect to the Subsidiary. Unlike the Paradigm Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Paradigm Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. The Subsidiary includes entities that engage in investment activities in securities or other assets that are primarily controlled by the Paradigm Fund. The Paradigm Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Paradigm Fund.
Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Paradigm Fund.
The Paradigm Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Paradigm Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Paradigm Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Paradigm Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Paradigm Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Paradigm Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.
[The Paradigm Portfolio held [___]% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of [___], 2026, which have since been transferred to the Paradigm Fund.] The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Paradigm Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Paradigm Fund and your investment. The risks are prioritized by order of importance. Each risk summarized below is considered a principal risk of investing in the Paradigm Fund regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
    Single Security Concentration Risk: Holding a large portion of its net assets in a single security or issuer exposes the Fund to various risks relating to that security or issuer and to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance.
    Non-Diversification Risks: Holding a large portion of its net assets in a small number of issuers exposes the Fund to various risks relating to those issuers. A change in the value of any one investment may affect the overall value of the Fund’s shares more than shares of a diversified mutual fund that holds more investments.
    Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
    Crypto Asset Exposure Risk: Crypto assets (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although crypto assets are an emerging asset class, they are not presently widely accepted as a medium of exchange. There are thousands of crypto assets, the most well-known of which is bitcoin.
Bitcoin or BTC was the first decentralized crypto asset. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Bitcoin Network allows people to exchange tokens of value, bitcoins, which are recorded on a public transaction ledger known as a Blockchain. The Fund may invest indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.
In addition to the general risks of investing in other investment vehicles, the value of the Fund’s indirect investments in crypto assets are subject to fluctuations in the value of the crypto asset, which can be highly volatile. The value of crypto assets is determined by the supply and demand for crypto assets in the global market for the trading of crypto assets, which consists primarily of transactions on crypto asset trading platforms. The value of crypto assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in crypto assets generally may not be based on fundamental analysis. The Fund’s exposure to crypto assets can result in substantial losses to the Fund.
Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage, without the oversight of a central authority or banks. The value of crypto assets are not backed by any government, corporation, or other identified body. Crypto assets are also susceptible to theft, loss and destruction.
Crypto assets trade on crypto asset trading platforms, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These crypto asset trading platforms can cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions. Crypto asset trading platforms may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Individuals or organizations holding a large amount of crypto assets in which the Fund may invest indirectly (also known as “whales”) may have the ability to manipulate the prices of those crypto assets. Crypto asset trading platforms on which crypto assets are traded are or may become subject to enforcement actions by regulatory authorities. Crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, crypto asset trading platforms may be operating out of compliance with regulations, and many crypto asset trading platforms lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of crypto assets on crypto asset trading platforms may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.
Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by crypto assets into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of crypto assets, either of which could adversely impact the value of the Fund’s investment. In addition, to the extent market participants develop a preference for one crypto asset over another, the value of the less preferred crypto assets would likely be adversely affected. Crypto assets are a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Fund’s indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it for payments.
    Crypto Asset Industry Risk: The crypto asset industry is a newer, speculative, and still-developing industry that faces many risks. The crypto asset industry may still be experiencing a bubble or may experience a bubble again in the future. For example, in the first half of 2022, each of Celsius Network, Voyager Digital Ltd., and Three Arrows Capital declared bankruptcy, resulting in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. In November 2022, FTX Trading Ltd. (“FTX”), one of the largest digital asset platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency, which were subsequently corroborated by its CEO. Shortly thereafter, FTX’s CEO resigned and FTX and many of its affiliates filed for bankruptcy in the United States, while other affiliates have entered insolvency, liquidation, or similar proceedings around the globe, following which the U.S. Department of Justice brought criminal fraud and other charges, and the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) brought civil securities and commodities fraud charges, against certain of FTX’s and its affiliates’ senior executives, including its former CEO. In addition, several other entities in the crypto asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. In response to these events, the prices of crypto assets have experienced extreme volatility and other entities in the crypto asset industry have been negatively affected, further undermining confidence in the crypto asset industry. It is possible that similar events could occur in the future, which would undermine confidence in the crypto asset industry and negatively affect the value of crypto assets. It is not possible to predict at this time all of the risks that they may pose to the Fund, its service providers or to the crypto asset industry as a whole.
Factors affecting the further development of crypto assets include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of crypto assets and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets.
    Crypto Asset Regulatory Risk: Crypto asset markets in the U.S. exist in a state of regulatory uncertainty. Regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Fund’s indirect investments in crypto assets. As digital assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.
The Fund’s exposure to crypto assets may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in crypto assets are uncertain, and a direct or indirect investment in crypto assets may produce non-qualifying income.
    Sector Concentration Risk: Although the Fund will not concentrate its investments in any industries, the Fund may, at certain times, have concentrations in one or more sectors which may cause the Fund to be more sensitive to economic changes or events occurring in those sectors, and the Fund’s investments may be more volatile.
    Market Risks: Mutual funds are subject to market risks and significant fluctuations in value. If the market declines in value, the Fund is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), geopolitical events, tariffs and trading disruptions, terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects. Advancements in technology may adversely impact markets and the overall performance of the Fund. For example, as artificial intelligence is used more widely, the profitability and growth of portfolio holdings may be impacted, which could significantly impact the overall performance of the Fund.
    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective.
    Tax Risks: In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the current position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of the Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or directly by an entity classified as a partnership for U.S. federal income tax purposes, such as the Fund, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Fund’s investment in the Subsidiary will not be considered qualifying income. If the Fund were to fail to qualify as a RIC and became subject to U.S. federal income tax, shareholders of the Fund would be subject to diminished returns. Additionally, the Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
    Subsidiary Risks: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Those investments held by the Subsidiary are generally similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to continue to operate and could adversely affect the Fund’s performance.
    Volatility Risk: The Fund may have investments, including but not limited to bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

    Small and Medium-Size Company Risks: Investing in small and medium-size companies often involve more risk than investing in larger companies as small and medium-size companies have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Fund’s assets and have an adverse effect on the Fund’s performance.
    Management Risks: There is no guarantee that the Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Fund, nor can it assure you that the market value of your investment will not decline.
    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Fund’s significant investment in a single position makes the Fund especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.
    Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Fund’s investments involves subjective judgment. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of the Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of the Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
    Foreign Securities Risks: Investing in foreign securities directly or indirectly (e.g., through ADRs, GDRs, and IDRs) can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, tariffs and trading disruptions, less publicly available information, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.
    Emerging Markets Risks: The risks of foreign investments are usually much greater for the emerging markets. Investments in emerging markets may be considered speculative. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S.

authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.
    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Actively-managed ETFs may not meet their investment objective based on an ETF’s investment adviser success or failure to implement strategies for the ETF and/or the investment adviser’s ability to control the ETF’s level of risk. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.
    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Fund's earnings to fall below the Fund's expense ratio, resulting in a decline in the Fund's share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments.
    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
    IPO Risk: IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

    Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the fund, the Investment Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Investment Adviser, or the Fund’s other service providers, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell fund shares, potentially resulting in financial losses to the Fund and its shareholders.
    Temporary Defensive Position Risk: If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. As a result, the Fund may not achieve its investment objective.
Who may want to invest?
The Paradigm Fund may be appropriate for investors who:
    wish to invest for the long-term;
    want to diversify their portfolios;
    want to allocate some portion of their long-term investments to equity investing;
    are willing to accept the volatility associated with equity and Bitcoin investing; and
    are comfortable with the risks described herein.
Performance
The bar chart and table shown below illustrate the variability of the Paradigm Fund’s returns. The bar chart indicates the risks of investing in the Paradigm Fund by showing the changes in the Paradigm Fund’s performance from year to year (on a calendar year basis). The table shows how the Paradigm Fund’s average annual returns, before and after taxes, (after taking into account any sales charges) compare with those of the S&P 500® Total Return Index and the MSCI ACWI (All Country World Index) Net Total Return Index, which represent broad measures of market performance. The past performance of the Paradigm Fund, before and after taxes, is not necessarily an indication of how the Paradigm Fund or the Paradigm Fund will perform in the future. Performance reflects fee waivers in place. If fee waivers were not in place, the Paradigm Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at https://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Paradigm Fund – No Load Class Calendar Year Returns as of 12/31

Best Quarter:	Q1 2021	54.40%
Worst Quarter:	Q1 2020	-32.22%

The after-tax returns for the Paradigm Fund’s No Load Class shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. After-tax returns are shown for No Load Class shares only. After-tax returns for the other Classes of shares will differ.

Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years	Since Inception*
No Load Class	Return Before Taxes	-14.59%	19.01%	16.74%	11.31%

	Return After Taxes on Distributions	-16.11%	17.92%	15.86%	10.91%
	Return After Taxes on Distributions and Sale of Fund Shares	-7.52%	15.40%	14.07%	10.07%
Advisor Class A	Return Before Taxes	-19.70%	17.32%	15.76%	11.20%
Advisor Class C	Return Before Taxes	-15.99%	18.12%	15.87%	11.41%
Institutional Class	Return Before Taxes	-14.41%	19.25%	16.98%	11.26%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)		17.88%	14.42%	14.82%	8.07%
MSCI ACWI Net Total Return Index (reflects no deduction for fees, expenses or taxes)		22.34%	11.19%	11.72%	6.21%
* The Paradigm Fund’s No Load Class shares commenced operations on December 31, 1999. The returns for the indices in this column have been calculated since the December 31, 1999 inception date of the Paradigm Fund’s No Load Class shares. The Paradigm Fund’s Advisor Class A shares commenced operations on April 26, 2001 and Advisor Class C shares commenced operations on June 28, 2002. The Paradigm Fund’s Institutional Class shares commenced operations on May 27, 2005.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Paradigm Fund’s investment adviser.
Portfolio Managers. The Paradigm Fund is managed by an investment team with Mr. Doyle, Mr. Bregman, and Mr. Davolos as the Co-Portfolio Managers.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	27
Steven Bregman	Co-Portfolio Manager	10
James Davolos	Co-Portfolio Manager	20

THE SMALL CAP OPPORTUNITIES FUND
Investment Objective
The investment objective of the Small Cap Opportunities Fund (the “Small Cap Fund”) is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds. More information about these and other discounts is available from your financial professional and in the sections titled “Description of Classes” beginning on page [_] of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page [_] of the Fund’s statement of additional information.

Fee Table(1)
Shareholder Fees
(fees paid directly from your investment)

	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees(2)	0.50%	1.00%	None	None
Other Expenses:
Other Operating Expenses	[_]%	[_]%	[_]%	[_]%
Total Other Expenses	[_]%	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses	[_]%	[_]%	[_]%	[_]%
Fee Waiver and/or Expense Reimbursements(3)	[_]%	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	[_]%	[_]%	[_]%	[_]%

(1)    The fees and expenses of the Small Cap Fund include those incurred by any subsidiary wholly-owned and controlled by the Small Cap Fund.
(2) The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Distribution Plan that allows the Fund to pay up to 0.50% and 0.75% of the average daily net asset value (“NAV”) of the Advisor Class A shares and Advisor Class C shares, respectively, as compensation to the distributor or other qualified recipients, pursuant to the Plan. However, at the present time, the Fund is only assessing 0.25% and 0.75% under the Rule 12b-1 Distribution Plan for Advisor Class A shares and Advisor Class C shares, respectively. In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A and Advisor Class C shares that provides for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.
(3) Horizon Kinetics Asset Management LLC, the investment adviser to the Small Cap Fund (the “Investment Adviser”), has contractually agreed to reimburse the Small Cap Fund the portion of the shareholder servicing fee for the Institutional Class shares in excess of 0.05% of average daily net assets until at least April 30, 2027. In addition, the Investment Adviser has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.89%, 2.39%, 1.44% and 1.64%, excluding acquired fund fees and expenses, for Advisor Class A shares, Advisor Class C shares, Institutional Class shares and No Load Class shares, respectively. These waivers and reimbursements are in effect until April 30, 2027, and may not be terminated without the approval of the Board.
Example. This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Small Cap Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you do not redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Institutional Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
No Load Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]

Portfolio Turnover. The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Small Cap Fund’s performance. During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategy
The Small Cap Fund is a non-diversified fund that invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign small capitalization companies that provide attractive valuation opportunities. The Small Cap Fund’s Investment Adviser considers small cap companies to be those with market capitalizations at or below the highest market capitalization of a component security within the MSCI USA Small Cap Index. The highest market capitalization of a company within the MSCI USA Small Cap Index was approximately $80 billion as of March 31, 2026. The Small Cap Fund may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment.
The Small Cap Fund may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality.
The Small Cap Fund focuses on undervalued and special situation small capitalization equities that the Investment Adviser believes have the potential for rewarding long-term investment results. Small Cap Fund securities will generally be selected from companies that are engaged in a number of industries if, in the Investment Adviser’s opinion, they are selling below their perceived intrinsic value, have limited or no institutional ownership, have had short-term earnings shortfalls, have had a recent initial public offering (“IPO”) but have not attracted significant analyst coverage, are selling at or below book or replacement value, or have modest price to earnings ratios. The Investment Adviser considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends.
The Investment Adviser also looks at the amount of capital a company spends on research and development. Additionally, the Small Cap Fund may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.
The Small Cap Fund invests indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these investment vehicles, including the Grayscale Bitcoin Trust, are not registered under the 1940 Act and do not receive the protections of the 1940 Act. The Small Cap Fund will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF and enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on the Bitcoin Network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. [The Small Cap Portfolio held [___]% of its net assets in the [___] as of [___], 2026, which have since been transferred to the Small Cap Fund.] The Small Cap Fund may also invest in other pooled investment vehicles that provide exposure to the spot price of crypto assets. For example, the Small Cap Fund may invest in the Grayscale Bitcoin Mini Trust ETF, the Grayscale Litecoin Trust and the Grayscale Ethereum Classic Trust.
The Small Cap Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”).
In the future, the Small Cap Fund may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Small Cap Fund under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) if held directly. The Small Cap Fund will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Fund’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
The Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Small Cap Fund will invest in its Subsidiary in a manner consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Small Cap Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Small Cap Fund and its Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act, relating to investment advisory contracts with respect to the Subsidiary. Unlike the Small Cap Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Small Cap Fund is the sole shareholder of its Subsidiary and does not expect shares of its Subsidiary to be offered or sold to other investors. The Subsidiary includes entities that engage in investment activities in securities or other assets that are primarily controlled by the Small Cap Fund. The Small Cap Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Small Cap Fund.
Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Small Cap Fund.
The Small Cap Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Small Cap Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Small Cap Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Small Cap Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Small Cap Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Small Cap Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.
[The Small Cap Portfolio held [___]% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of [___], 2026, which have since been transferred to the Small Cap Fund.] The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Small Cap Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Small Cap Fund and your investment. The risks are prioritized by order of importance. Each risk summarized below is considered a principal risk of investing in the Small Cap Fund regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
    Single Security Concentration Risk: Holding a large portion of its net assets in a single security or issuer exposes the Fund to various risks relating to that security or issuer and to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance.
    Non-Diversification Risks: Holding a large portion of its net assets in a small number of issuers exposes the Fund to various risks relating to those issuers. A change in the value of any one investment may affect the overall value of the Fund’s shares more than shares of a more diversified mutual fund that holds more investments.
    Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
    Sector Concentration Risk: Although the Fund will not concentrate its investments in any industries, the Fund may, at certain times, have concentrations in one or more sectors which may cause the Fund to be more sensitive to economic changes or events occurring in those sectors, and the Fund's investments may be more volatile.
    Small-Capitalization Company Risks: Investing in small-capitalization companies often involve more risks than investing in larger companies as small-capitalization companies have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Fund’s assets and have an adverse effect on the Fund’s performance.
    Crypto Asset Exposure Risk: Crypto assets (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although crypto assets are an emerging asset class, they are not presently widely accepted as a medium of exchange. There are thousands of crypto assets, the most well-known of which is bitcoin.
Bitcoin or BTC was the first decentralized crypto asset. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Bitcoin Network allows people to exchange tokens of value, bitcoins, which are recorded on a public transaction ledger known as a Blockchain. The Fund may invest indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.
In addition to the general risks of investing in other investment vehicles, the value of the Fund’s indirect investments in crypto assets are subject to fluctuations in the value of the crypto asset, which can be highly volatile. The value of crypto assets is determined by the supply and demand for crypto assets in the global market for the trading of crypto assets, which consists primarily of transactions on crypto asset trading platforms. The value of crypto assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in crypto assets generally may not be based on fundamental analysis. The Fund’s exposure to crypto assets can result in substantial losses to the Fund.
Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage, without the oversight of a central authority or banks. The value of crypto assets are not backed by any government, corporation, or other identified body. Crypto assets are also susceptible to theft, loss and destruction.
Crypto assets trade on crypto asset trading platforms, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These crypto asset trading platforms can cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions. Crypto asset trading platforms may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Individuals or organizations holding a large amount of crypto assets in which the Fund may invest indirectly (also known as “whales”) may have the ability to manipulate the prices of those crypto assets. Crypto asset trading platforms on which crypto assets are traded are or may become subject to enforcement actions by regulatory authorities. Crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, crypto asset trading platforms may be operating out of compliance with regulations, and many crypto asset trading platforms lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of crypto assets on crypto asset trading platforms may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.
Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by crypto assets into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of crypto assets, either of which could adversely impact the value of the Fund’s investment. In addition, to the extent market participants develop a preference for one crypto asset over another, the value of the less preferred crypto assets would likely be adversely affected. Crypto assets are a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Small Cap

Fund’s indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it for payments.
    Crypto Asset Industry Risk: The crypto asset industry is a newer, speculative, and still-developing industry that faces many risks. The crypto asset industry may still be experiencing a bubble or may experience a bubble again in the future. For example, in the first half of 2022, each of Celsius Network, Voyager Digital Ltd., and Three Arrows Capital declared bankruptcy, resulting in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. In November 2022, FTX Trading Ltd. (“FTX”), one of the largest digital asset platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency, which were subsequently corroborated by its CEO. Shortly thereafter, FTX’s CEO resigned and FTX and many of its affiliates filed for bankruptcy in the United States, while other affiliates have entered insolvency, liquidation, or similar proceedings around the globe, following which the U.S. Department of Justice brought criminal fraud and other charges, and the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) brought civil securities and commodities fraud charges, against certain of FTX’s and its affiliates’ senior executives, including its former CEO. In addition, several other entities in the crypto asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. In response to these events, the prices of crypto assets have experienced extreme volatility and other entities in the crypto asset industry have been negatively affected, further undermining confidence in the crypto asset industry. It is possible that similar events could occur in the future, which would undermine confidence in the crypto asset industry and negatively affect the value of crypto assets. It is not possible to predict at this time all of the risks that they may pose to the Fund, its service providers or to the crypto asset industry as a whole.
Factors affecting the further development of crypto assets include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of crypto assets and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets.
    Crypto Asset Regulatory Risk: Crypto asset markets in the U.S. exist in a state of regulatory uncertainty. Regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Fund’s indirect investments in crypto assets. As digital assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.

The Fund’s exposure to crypto assets may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in crypto assets are uncertain, and a direct or indirect investment in crypto assets may produce non-qualifying income.
    Market Risks: Mutual funds are subject to market risks and significant fluctuations in value. If the market declines in value, the Fund is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), geopolitical events, tariffs and trading disruptions, terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects. Advancements in technology may adversely impact markets and the overall performance of the Fund. For example, as artificial intelligence is used more widely, the profitability and growth of portfolio holdings may be impacted, which could significantly impact the overall performance of the Fund.
    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective.
    Management Risks: There is no guarantee that the Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Fund, nor can it assure you that the market value of your investment will not decline.
    Tax Risks: In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the current position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of the Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or directly by an entity classified as a partnership for U.S. federal income tax purposes, such as the Fund, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Fund’s investment in its Subsidiary will not be considered qualifying income. If the Fund were to fail to qualify as a RIC and became subject to U.S. federal income tax, shareholders of the Fund would be subject to diminished returns. Additionally, the Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

    Subsidiary Risks: By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Those investments held by the Subsidiary are generally similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to continue to operate and could adversely affect the Fund’s performance.
    Volatility Risk: The Fund may have investments, including but not limited to bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
    IPO Risk: IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
    Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Fund’s investments involves subjective judgment. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of the Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
    Foreign Securities Risks: Investing in foreign securities directly or indirectly (e.g., through ADRs, GDRs and IDRs) can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, tariffs and trading disruptions, less publicly available information, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.
    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Fund’s significant investment in a single position, makes the Fund especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.

    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Actively-managed ETFs may not meet their investment objective based on an ETF’s investment adviser’s success or failure to implement strategies for the ETF and/or the investment adviser’s ability to control the ETF’s level of risk. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
    Special Situations Risks: The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.
    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund's expense ratio, resulting in a decline in the Fund's share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments.
    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.

    Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the fund, the Investment Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Investment Adviser, or the Fund’s other service providers, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell fund shares, potentially resulting in financial losses to the Fund and its shareholders.
    Temporary Defensive Position Risk: If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. As a result, the Fund may not achieve its investment objective.
Who may want to invest?
The Small Cap Fund may be appropriate for investors who:
    wish to invest for the long-term;
    want to diversify their portfolios;
    want to allocate some portion of their long-term investments to value equity investing;
    are willing to accept the volatility associated with equity and Bitcoin investing; and
    are comfortable with the risks described herein.
Performance
The bar chart and table shown below illustrate the variability of the Small Cap Fund’s returns. The bar chart indicates the risks of investing in the Small Cap Fund by showing the changes in the Small Cap Fund’s performance from year to year (on a calendar year basis). The table shows how the Small Cap Fund’s average annual returns, before and after taxes, (after taking into account any sales charges) compare with those of the S&P 500® Total Return Index, which represents a broad measure of market performance as well as the MSCI USA Small Cap Index, which replaces the S&P 600® SmallCap Total Return Index as the secondary comparison benchmark. The past performance of the Small Cap Fund, before and after taxes, is not necessarily an indication of how the Small Cap Fund will perform in the future. Performance reflects fee waivers in place. If fee waivers were not in place, the Small Cap Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at https://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Small Cap Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q1 2021	60.47%
Worst Quarter:	Q1 2020	-34.39%

The after-tax returns for the Small Cap Fund’s No Load Class shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. After-tax returns are shown for No Load Class shares only. After-tax returns for the other Classes of shares will differ.

Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years	Since Inception*
No Load Class	Return Before Taxes	-8.66%	21.10%	18.22%	12.22%
	Return After Taxes on Distributions	-8.70%	20.41%	17.88%	11.97%
	Return After Taxes on Distributions and Sale of Fund Shares	-5.10%	17.17%	15.63%	10.97%
Advisor Class A	Return Before Taxes	-14.13%	19.38%	17.22%	10.90%
Advisor Class C	Return Before Taxes	-10.25%	20.20%	17.33%	9.52%
Institutional Class	Return Before Taxes	-8.47%	21.34%	18.45%	11.65%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)		17.88%	14.42%	14.82%	8.17%
MSCI USA Small Cap Index (reflects no deduction for fees, expenses, or taxes)**		-8.66%	21.11%	18.22%	12.22%
S&P 600® SmallCap Total Return Index (reflects no deduction for fees, expenses or taxes)**		6.02%	7.31%	9.81%	9.16%
* The Small Cap Fund’s No Load Class shares commenced operations on March 20, 2000. The returns for the two indices in this column have been calculated since the March 20, 2000 inception date of the Small Cap Fund’s No Load Class shares. The Small Cap Fund’s Advisor Class A shares commenced operations on December 31, 2001 and Advisor Class C shares commenced operations on February 16, 2007. The Small Cap Fund’s Institutional Class shares commenced operations on August 12, 2005.
** Effective April 30, 2026, the secondary broad-based index used for comparison with the Small Cap Fund’s performance changed from the S&P 600® SmallCap Total Return Index to the MSCI USA Small Cap Index, which more closely reflects the types of securities in which the Fund invests.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Small Cap Fund’s investment adviser.
Portfolio Managers. The Small Cap Fund is managed by an investment team with Mr. Doyle, Mr. Houk and Mr. Davolos as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	26
Matthew Houk	Co-Portfolio Manager	15
James Davolos	Co-Portfolio Manager	20
Steven Bregman	Investment Team Member	10

THE MARKET OPPORTUNITIES FUND
Investment Objective
The investment objective of the Market Opportunities Fund is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Market Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds. More information about these and other discounts is available from your financial professional and in the sections titled “Description of Classes” beginning on page [_] of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page [_] of the Fund’s statement of additional information.

Fee Table(1)
Shareholder Fees
(fees paid directly from your investment)

	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees(2)	0.50%	1.00%	None	None
Other Expenses:
Other Operating Expenses	[_]%	[_]%	[_]%	[_]%
Total Other Expenses	[_]%	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses	[_]%	[_]%	[_]%	[_]%
Fee Waiver and/or Expense Reimbursements(3)	[_]%	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	[_]%	[_]%	[_]%	[_]%

(1)    The fees and expenses of the Market Opportunities Fund include those incurred by any subsidiary wholly-owned and controlled by the Market Opportunities Fund.
(2) The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Distribution Plan that allows the Fund to pay up to 0.50% and 0.75% of the average daily net asset value (“NAV”) of the Advisor Class A shares and Advisor Class C shares, respectively, as compensation to the distributor or other qualified recipients, pursuant to the Plan. However, at the present time, the Fund is only assessing 0.25% and 0.75% under the Rule 12b-1 Distribution Plan for Advisor Class A shares and Advisor Class C shares, respectively. In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares that provides for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.
(3)     Horizon Kinetics Asset Management LLC, the investment adviser to the Market Opportunities Fund (the “Investment Adviser”), has contractually agreed to reimburse the Market Opportunities Fund the portion of the shareholder servicing fee for the Institutional Class shares in excess of 0.05% of average daily net assets until at least April 30, 2027. In addition, the Investment Adviser has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.65%, 2.15%, 1.20 and 1.40% of the Fund’s average daily net assets, excluding acquired fund fees and expenses, taxes, brokerage commissions, extraordinary items and interest, for Advisor Class A shares, Advisor Class C shares, Institutional Class shares and No Load Class shares, respectively. The Fund may have to repay the Investment Adviser some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. Such repayments are subject to approval by the Board of Directors, and amounts recaptured under the agreement, if any, are limited to the lesser of (i) the expense limitation in effect at the time of the waiver or reimbursement and (ii) the expense limitation in effect at the time of the recapture. These waivers and reimbursements are in effect until April 30, 2027, and may not be terminated without the approval of the Board.
Example. This Example is intended to help you compare the cost of investing in the Market Opportunities Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Market Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Market Opportunities Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Market Opportunities Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you do not redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Institutional Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
No Load Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]

Portfolio Turnover. The Market Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Market Opportunities Fund’s performance. During the most recent fiscal year, the Market Opportunities Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategy
The Market Opportunities Fund is a non-diversified fund that invests, under normal circumstances, at least 65% of its net assets in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign companies involved in capital markets or related to capital markets, as well as companies involved in the gaming industry. Capital market companies include companies that are engaged in or derive a substantial portion of their revenue from activities with a publicly traded securities exchange, such as equity exchanges and commodity exchanges, including but not limited to clearing firms and brokerage houses. The Market Opportunities Fund may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment.
The Market Opportunities Fund may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality.
The Market Opportunities Fund securities will be selected by the Investment Adviser from companies that are engaged in public exchanges, derivative exchanges, and capital markets; companies that experience operational scale from increased volume such as investment banks, credit card processing companies, electronic payment companies and companies in the gaming industry; and from companies that act as facilitators such as publicly traded expressways, airports, roads and railways. Companies that experience operational scale from increased volume are similar to capital markets companies because they have greater fixed costs than variable costs, operating margins that rise once fixed costs are covered, and an ability to generate higher operating margins once fixed costs are covered (referred to as operating leverage). High operating leverage describes a company’s ability to experience rising profit margins as revenues increase. These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, these companies meet the Market Opportunities Fund’s investment criteria. The Investment Adviser seeks to invest in companies with high operating leverage that can expand capacity with negligible or limited associated costs. Generally, high returns on equity, long product life cycles, high barriers to entry and certain degrees of financial gearing are necessary for this. Financial gearing occurs with the use of loans and debt in companies where it is necessary to build capacity and infrastructure before operations can begin. Additionally, the Market Opportunities Fund may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.
The Market Opportunities Fund invests indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these investment vehicles, including the Grayscale Bitcoin Trust, are not registered under the 1940 Act and do not receive the protections of the 1940 Act. The Market Opportunities Fund will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF and enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on the Bitcoin Network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. [The Market Opportunities Portfolio held [___]% of its net assets in the [___] as of [___], 2026, which have since been transferred to the Market Opportunities Fund.] The Market Opportunities Fund may also invest in other pooled investment vehicles that provide exposure to the spot price of crypto assets. For example, the Market Opportunities Fund may invest in the Grayscale Bitcoin Mini Trust ETF, the Grayscale Litecoin Trust and the Grayscale Ethereum Classic Trust.
The Market Opportunities Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”).

The Market Opportunities Fund is also the sole shareholder of a wholly owned subsidiary organized under Delaware law (the “Delaware Subsidiary”). The Market Opportunities Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to U.S. federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Market Opportunities Fund (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) are expected to be treated as “qualified dividend income” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), subject to the satisfaction of other requirements. The Delaware Subsidiary and the Cayman Subsidiary are each referred to herein as a “Subsidiary” and collectively as “Subsidiaries.” Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.
In the future, the Market Opportunities Fund may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Market Opportunities Fund under the Internal Revenue Code if held directly. The Market Opportunities Fund will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Fund’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Market Opportunities Fund will invest in its Subsidiaries in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Market Opportunities Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Market Opportunities Fund and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act, relating to investment advisory contracts with respect to the Subsidiaries. Unlike the Market Opportunities Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Market Opportunities Fund is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors. The Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Market Opportunities Fund. The Market Opportunities Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Market Opportunities Fund.
Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Market Opportunities Fund.
The Market Opportunities Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Market Opportunities Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Market Opportunities Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Market Opportunities Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Market Opportunities Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Market Opportunities Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.
[The Market Opportunities Portfolio held [___]% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of [___], 2026, which have since been transferred to the Market Opportunities Fund.] The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.
Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Market Opportunities Fund are listed below and could adversely affect the net asset value (“NAV”), total return and the value of the Market Opportunities Fund and your investment. The risks are prioritized by order of importance. Each risk summarized below is considered a principal risk of investing in the Market Opportunities Fund regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
    Single Security Concentration Risk: Holding a large portion of its net assets in a single security or issuer exposes the Fund to various risks relating to that security or issuer and to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance.
    Non-Diversification Risks: Holding a large portion of its net assets in a small number of issuers exposes the Fund to various risks relating to those issuers. A change in the value of any one investment may affect the overall value of the Fund’s shares, and therefore the Fund’s shares, more than shares of a diversified mutual fund that holds more investments.
    Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services; economic conditions; tax treatment or government regulation; government intervention; negative public perception; or

unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
    Crypto Asset Exposure Risk: Crypto assets (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although crypto assets are an emerging asset class, they are not presently widely accepted as a medium of exchange. There are thousands of crypto assets, the most well-known of which is bitcoin.
Bitcoin or BTC was the first decentralized crypto asset. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Bitcoin Network allows people to exchange tokens of value, bitcoins, which are recorded on a public transaction ledger known as a Blockchain. The Fund may invest indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.
In addition to the general risks of investing in other investment vehicles, the value of the Fund’s indirect investments in crypto assets are subject to fluctuations in the value of the crypto asset, which can be highly volatile. The value of crypto assets is determined by the supply and demand for crypto assets in the global market for the trading of crypto assets, which consists primarily of transactions on crypto asset trading platforms. The value of crypto assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in crypto assets generally may not be based on fundamental analysis. The Fund’s exposure to crypto assets can result in substantial losses to the Fund.
Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage, without the oversight of a central authority or banks. The value of crypto assets are not backed by any government, corporation, or other identified body. Crypto assets are also susceptible to theft, loss and destruction.
Crypto assets trade on crypto asset trading platforms, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These crypto asset trading platforms can cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions. Crypto asset trading platforms may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Individuals or organizations holding a large amount of crypto assets in which the Fund may invest indirectly (also known as “whales”) may have the ability to manipulate the prices of those crypto assets. Crypto asset trading platforms on which crypto assets are traded are or may become subject to enforcement actions by regulatory authorities. Crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, crypto asset trading platforms may be operating out of compliance with regulations, and many crypto asset trading platforms lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of crypto assets on crypto asset trading platforms may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.
Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by crypto assets into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of crypto assets, either of which could adversely impact the value of the Fund’s investment. In addition, to the extent market participants develop a preference for one crypto asset over another, the value of the less preferred crypto assets would likely be adversely affected. Crypto assets are a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Fund’s indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it for payments.
    Crypto Asset Industry Risk: The crypto asset industry is a newer, speculative, and still-developing industry that faces many risks. The crypto asset industry may still be experiencing a bubble or may experience a bubble again in the future. For example, in the first half of 2022, each of Celsius Network, Voyager Digital Ltd., and Three Arrows Capital declared bankruptcy, resulting in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. In November 2022, FTX Trading Ltd. (“FTX”), one of the largest digital asset platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency, which were subsequently corroborated by its CEO. Shortly thereafter, FTX’s CEO resigned and FTX and many of its affiliates filed for bankruptcy in the United States, while other affiliates have entered insolvency, liquidation, or similar proceedings around the globe, following which the U.S. Department of Justice brought criminal fraud and other charges, and the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) brought civil securities and commodities fraud charges, against certain of FTX’s and its affiliates’ senior executives, including its former CEO. In addition, several other entities in the crypto asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. In response to these events, the prices of crypto assets have experienced extreme volatility and other entities in the crypto asset industry have been negatively affected, further undermining confidence in the crypto asset industry. It is possible that similar events could occur in the future, which would undermine confidence in the crypto asset industry and negatively affect the value of crypto assets. It is not possible to predict at this time all of the risks that they may pose to the Fund, its service providers or to the crypto asset industry as a whole.
Factors affecting the further development of crypto assets include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of crypto assets and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets.

    Crypto Asset Regulatory Risk: Crypto asset markets in the U.S. exist in a state of regulatory uncertainty. Regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Fund’s indirect investments in crypto assets. As digital assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.
The Fund’s exposure to crypto assets may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in crypto assets are uncertain, and a direct or indirect investment in crypto assets may produce non-qualifying income.
    Sector Concentration Risk: Although the Fund will not concentrate its investments in any industries, the Fund may, at certain times, have concentrations in one or more sectors which may cause the Fund to be more sensitive to economic changes or events occurring in those sectors, and the Fund's investments may be more volatile.
    Sector Emphasis Risks: The Fund’s investments in the capital markets sector subjects it to the risks affecting that sector more than would a fund that invests in a wide variety of market sectors. For instance, companies in the capital markets sector may be adversely affected by changes in economic conditions as well as legislative initiatives, all of which may impact the profitability of companies in this sector. The Fund’s investments in the gaming sector may be adversely affected by changes in economic conditions. The casino industry is particularly susceptible to economic conditions that negatively affect tourism. Casino and gaming companies are highly competitive, and new products, casino concepts and venues are competitive challenges to existing companies. In addition, gaming and related companies are highly regulated, and state and federal legislative changes can significantly impact profitability in those sectors.
    Market Risks: Mutual funds are subject to market risks and significant fluctuations in value. If the market declines in value, the Fund is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), geopolitical events, tariffs and trading disruptions, terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects. Advancements in technology may adversely impact markets and the overall performance of the Fund. For example, as artificial intelligence is used more widely, the profitability and growth of portfolio holdings may be impacted, which could significantly impact the overall performance of the Fund.
    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective.

    Management Risks: There is no guarantee that the Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Fund, nor can it assure you that the market value of your investment will not decline.
    Tax Risks: In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the current position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Fund’s investment in each Subsidiary is expected to provide the Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of each Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or directly by an entity classified as a partnership for U.S. federal income tax purposes, such as the Fund, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Fund’s investment in a Subsidiary will not be considered qualifying income. If the Fund were to fail to qualify as a RIC and became subject to U.S. federal income tax, shareholders of the Fund would be subject to diminished returns. Additionally, the Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiaries to operate as described in this Prospectus and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
    Subsidiary Risks: By investing in its Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. Those investments held by the Subsidiaries are generally similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiaries to continue to operate and could adversely affect the Fund’s performance.
    Volatility Risk: The Fund may have investments, including but not limited to bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
    Foreign Securities Risks: Investing in foreign securities directly or indirectly (e.g., through ADRs, GDRs and IDRs) can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, tariffs and trading disruptions, less publicly available information, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.
    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Fund’s significant investment in a single position, makes the Fund especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.
    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Actively-managed ETFs may not meet their investment objective based on an ETF’s investment adviser success or failure to implement strategies for the ETF and/or the investment adviser’s ability to control the ETF’s level of risk. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
    Small and Medium-Size Company Risks: The Fund may invest in the equity securities of small and medium-size companies. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Fund’s assets.
    Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Fund's investments involves subjective judgment. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of the Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of the Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.
    IPO Risk: IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
    Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the fund, the Investment Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Investment Adviser, or the Fund’s other service providers, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell fund shares, potentially resulting in financial losses to the Fund and its shareholders.
    Temporary Defensive Position Risk: If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. As a result, the Fund may not achieve its investment objective.
Who may want to invest?
The Market Opportunities Fund may be appropriate for investors who:
    wish to invest for the long-term;
    want to diversify their portfolios;
    want to allocate some portion of their long-term investments to value equity investing;

    are willing to accept the volatility associated with equity and Bitcoin investing; and
    are comfortable with the risks described herein.
Performance
The bar chart and table shown below illustrate the variability of the Market Opportunities Fund’s returns. The bar chart indicates the risks of investing in the Market Opportunities Fund by showing the changes in the Market Opportunities Fund’s performance from year to year (on a calendar year basis). The table shows how the Market Opportunities Fund’s average annual returns, before and after taxes (after taking into account any sales charges) compare with those of the S&P 500® Total Return Index, which represents a broad measure of market performance, as well as the MSCI EAFE Index, which is a secondary comparison benchmark. The past performance of the Market Opportunities Fund, before and after taxes, is not necessarily an indication of how the Market Opportunities Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Market Opportunities Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at https://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.
The Market Opportunities Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q1 2021	45.93%
Worst Quarter:	Q1 2020	-21.60%

The after-tax returns for the Market Opportunities Fund’s No Load Class shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. After-tax returns are shown for No Load Class shares only. After-tax returns for the other Classes of shares will differ.

Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years	Since Inception*
No Load Class	Return Before Taxes	-3.09%	19.47%	18.90%	11.92%
	Return After Taxes on Distributions	-3.24%	19.15%	18.35%	11.58%
	Return After Taxes on Distributions and Sale of Fund Shares	-1.72%	15.82%	15.99%	10.35%
Advisor Class A	Return Before Taxes	-8.88%	17.77%	17.90%	11.31%
Advisor Class C	Return Before Taxes	-4.76%	18.57%	18.01%	10.23%
Institutional Class	Return Before Taxes	-2.89%	19.71%	19.15%	11.78%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)		17.88%	14.42%	14.82%	10.90%
MSCI EAFE Net (USD) Index (reflects no deduction for fees, expenses, or taxes)		31.22%	8.92%	8.18%	5.28%
* The Market Opportunities Fund’s No Load Class shares commenced operations on January 31, 2006. The returns for the two indices in this column have been calculated since the January 31, 2006 inception date of the Market Opportunities Fund’s No Load Class shares. The Market Opportunities Fund’s Advisor Class A shares commenced operations on January 31, 2006 and Advisor Class C shares commenced operations on February 16, 2007. The Market Opportunities Fund’s Institutional Class shares commenced operations on May 19, 2008.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Market Opportunities Fund’s investment adviser.
Portfolio Managers. The Market Opportunities Fund is managed by an investment team with Mr. Doyle, Mr. Davolos and Mr. Colavita as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	20
James Davolos	Co-Portfolio Manager	20
Brandon Colavita	Co-Portfolio Manager	1
Steven Bregman	Investment Team Member	10

THE MULTI-DISCIPLINARY INCOME FUND
Investment Objectives
The investment objective of the Multi-Disciplinary Income Fund is to seek income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Multi-Disciplinary Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Fee Table
Shareholder Fees
(fees paid directly from your investment)

No Load Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 Days or less, if applicable)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

No Load Class
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Other Operating Expenses	[_]%
Total Other Expenses	[_]%
Total Annual Fund Operating Expenses(1)	[_]%
Fee Waiver and/or Expense Reimbursements(2)	[_]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	[_]%

(1) Total Annual Fund Operating Expenses do not correlate to the ratio of operating expenses to average net assets before expense reimbursement found in the “Financial Highlights” section of this Prospectus, which reflects the Multi-Disciplinary Income Fund’s operating Expenses and does not include acquired fund fees and expenses.
(2) Horizon Kinetics Asset Management LLC, the investment adviser to the Multi-Disciplinary Income Fund (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 0.74%, excluding acquired fund fees and expenses and interest expense on securities sold short. The Investment Adviser has also agreed to waive 0.75% of the 1.00% management fee. These waivers and reimbursements are in effect until April 30, 2027, and may not be terminated without the approval of the Board.
Example. This Example is intended to help you compare the cost of investing in the Multi-Disciplinary Income Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Multi-Disciplinary Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Disciplinary Income Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Multi-Disciplinary Income Fund would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]

Portfolio Turnover. The Multi-Disciplinary Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Multi-Disciplinary Income Fund’s performance. During the most recent fiscal year, the Multi-Disciplinary Income Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategy
The Multi-Disciplinary Income Fund is a diversified fund that utilizes a two-part investment strategy, which includes fixed-income components, including fixed-income exchange-traded funds (“ETFs”), collateralized loan obligations (“CLOs”) and senior secured corporate loans, and derivatives components. Under normal circumstances, the Multi-Disciplinary Income Fund will invest at least 65% of its net assets in fixed-income securities (which includes CLOs and corporate loans), derivatives and cash or cash equivalents committed as collateral for written option contracts.
There is no limit on the amount of assets the Multi-Disciplinary Income Fund may invest in fixed-income securities. The Multi-Disciplinary Income Fund may invest in the debt tranches of CLOs. The CLO debt tranches may have any stated maturity and may be rated (at time of issuance), from “AAA” to and including “B-” (or equivalent by a nationally recognized statistical rating organization (“NRSRO”)), or if unrated, determined to be of comparable credit quality by the Investment Adviser. An NRSRO is a credit rating agency that is registered with the U.S. Securities and Exchange Commission (“SEC”) that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes.
The Multi-Disciplinary Income Fund may invest up to 35% of its net assets in senior secured corporate loans, issued by either public or privately owned companies. Senior secured corporate loans will be first lien or second lien loans, have maturities of up to 8 years, and may be 100% rated below investment grade by an NRSRO.
The Multi-Disciplinary Income Fund may invest up to 20% of its total assets in selling equity put options. The Multi-Disciplinary Income Fund may also invest in U.S. Treasury note futures; selling or buying equity calls, bond calls, and bond put options, as well as other derivatives, to manage risk or to enhance return. The Multi-Disciplinary Income Fund may also buy puts on specific underlying equity securities that are traded on a national securities exchange. The Multi-Disciplinary Income Fund will not invest more than 15% of its net assets in illiquid investments.
The Investment Adviser uses a bottom-up approach in managing the Multi-Disciplinary Income Fund, which means that the focus is on the analysis of individual securities. By engaging in quantitative and qualitative analysis of individual securities, the Investment Adviser examines an investment’s current valuation, income potential, risk adjusted return and credit profile.
The Multi-Disciplinary Income Fund will invest in CLOs and senior secured corporate loans with a minimum initial total offering size of $250 million, that are floating rate and are U.S. dollar denominated. The Multi-Disciplinary Income Fund may purchase CLOs and senior secured corporate loans in both the primary and secondary markets.

The Multi-Disciplinary Income Fund will generally not invest more than 5% of its portfolio in any single investment measured at the time of purchase. It is intended that the Multi-Disciplinary Income Fund will hold between 20 to 75 investments with a position weighing between 1% to 5% per security. The Multi-Disciplinary Income Fund may temporarily deviate from this diversification weighting due to, among other reasons, market conditions and the initial size of the fund as determined by the Investment Adviser, in its sole discretion. The Investment Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk adjusted return profile. The Investment Adviser may actively trade Multi-Disciplinary Income Fund securities.
The Multi-Disciplinary Income Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Multi-Disciplinary Income Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Multi-Disciplinary Income Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Multi-Disciplinary Income Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Multi-Disciplinary Income Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.
Principal Investment Risks
The Multi-Disciplinary Income Fund’s investments have inherent risks that could cause you to lose money. The principal risks of investing in the Multi-Disciplinary Income Fund are listed below and could adversely affect the net asset value (“NAV”), total return and the value of the Multi-Disciplinary Income Fund and your investment. The risks are prioritized by order of importance. Each risk summarized below is considered a principal risk of investing in the Multi-Disciplinary Income Fund regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
    Collateralized Loan Obligations Risk: A CLO is a securitization vehicle collateralized by a pool of credit-related assets. Generally, these assets are below investment grade and are subject to greater credit risk, price volatility and risk of loss than investment grade securities. CLO securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. The extent of these risks depends largely on the type of securities used as collateral and the debt tranche of the CLOs in which the Fund invests. In addition, CLOs are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

    Collateralized Loan Obligations Leveraging Risk: CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Fund. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Fund’s investments were not leveraged.
    Collateralized Loan Obligations Manager Risk: CLO managers are responsible for selecting, managing, and replacing the underlying collateral assets within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO debt tranches in which the Fund invests.
    Below Investment Grade Securities Risks. Securities rated “BB+” or below by S&P or “Ba1” or below by Moody’s are known as high yield securities and are commonly referred to as “junk debt.” Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield issuers is more complex than for higher-rated securities, making it more difficult for the Investment Adviser to accurately predict risk. There is a greater risk with high yield securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all these factors, these securities are generally considered to be speculative.
    Credit/Default Risk: The Fund is subject to the risks associated with the credit quality of CLO debt tranches and corporate loans. Credit quality measures the likelihood that the obligor will be able to meet its debt service obligations. Credit risk is the risk that an obligor will be unable to make principal and interest payments when due, or default on its obligations. Most CLO debt tranches and corporate loans which would be considered for investment by the Fund, will have credit ratings issued from NRSROs such as S&P Global, Fitch, and Moody’s. These NRSROs assign ratings to the obligor by assessing the likelihood of issuer default.
    Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the fund, the Investment Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Investment Adviser, or the Fund’s other service providers, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell fund shares, potentially resulting in financial losses to the Fund and its shareholders.
    Derivatives Risk: The Fund’s investments in futures, options and other derivative instruments may result in loss. Derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

    Exchange-Traded Funds (ETFs) Risk: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Actively-managed ETFs may not meet their investment objective based on an ETF’s investment adviser success or failure to implement strategies for the ETF and/or the investment adviser’s ability to control the ETF’s level of risk. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
    Fixed Income Risk: Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully herein, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Additionally, investments in fixed income securities are subject to the following risks:
    Prepayment Risk. CLO debt tranches and corporate loans are subject to prepayment risk. During periods when credit spreads are contracting, a callable CLO debt tranche or corporate loan held by the Fund may be “called” and repaid before its stated maturity, and the Fund may have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund’s income. CLOs are also typically structured such that, after a specified time period (i.e., the non-call period), the majority investor(s) in the equity tranche can call (i.e., require the CLO issuer to redeem) the CLO debt tranches issued by the CLO in full, plus accrued interest. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund having to reinvest the proceeds in unfavorable market conditions, which in turn could cause a decline in the Fund’s income.
    Credit Risk of Underlying CLO Collateral. The ability of the underlying collateral assets held by the CLOs to generate sufficient cash flow to meet the debt service requirements of the CLO debt tranches on a full and timely basis when principal and/or interest payments are due, may be adversely affected by payment defaults of certain collateral assets held by the CLO.
    Extension Risk. During periods when credit spreads are increasing, certain CLO debt tranches may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Fund may decline in value. Floating interest rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
    Floating Interest Rate Risk. CLO tranches and corporate loans have floating interest rates, and therefore their market price may be less sensitive to interest rate changes than securities with fixed interest rates but may still decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Since the Fund invests primarily in floating rate CLO debt tranches and corporate loans, a decline in interest rates may result in a reduction of income and may adversely affect the value of the Fund’s shares. The interest rate for a CLO tranche resets quarterly and for corporate loans usually resets either monthly or quarterly, by reference to a benchmark interest rate index. The impact of interest rate changes on floating rate CLO investments and corporate loans is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations.
    Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because investments held by the Fund will have floating or variable interest rates.
    Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Privately issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for the purposes of computing the Fund’s NAV due to the absence of an active trading market. The determinations of the fair value of the Fund’s investments may cause its NAV on a given date to understate or overstate, possibly materially, the value that the Fund may ultimately realize on one or more of its investments. There can also be no assurance that a privately issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
    Liquidity Risk: Liquidity risk refers to the possibility that the Fund may not be able to buy or sell a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or decline an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. While CLO debt tranches and corporate loans in which the Fund seeks to invest are expected to be supported by a secondary market, it is possible that they may be characterized as illiquid investments under adverse market conditions resulting in a limited market for the resale for such securities or affected by the liquidity in the fixed income market, generally.
    Management Risk: The Investment Adviser continuously evaluates the Fund’s holdings, purchases, and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Investment Adviser’s judgment about the markets, the economy, CLOs and corporate loans may not anticipate actual market movements, economic conditions, CLOs or corporate loans securities performance, and these factors may affect the return on your investment.
    Market Risk: Mutual funds are subject to market risks and significant fluctuations in value. If the market declines in value, the Fund is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), geopolitical events, tariffs and trading disruptions, terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects. Advancements in technology may adversely impact markets and the overall performance of the Fund. For example, as artificial intelligence is used more widely, the profitability and growth of portfolio holdings may be impacted, which could significantly impact the overall performance of the Fund.
    Option Transaction Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.
    Redemption Risk: Paying redemption proceeds may require the Fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to pay redemption proceeds. This may cause the e Fund to incur certain costs and to recognize gains or losses.
    Temporary Defensive Position Risk: If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. As a result, the Fund may not achieve its investment objective.
    Valuation Risk: There is a risk that one or more of the securities in which the Fund invests are valued differently than the price realized upon such security’s sale. In times of market instability, valuation may be more difficult. The tiered capital structure of CLOs may also subject them to price volatility and valuation risk in times of market stress.
    Covenant Lite Corporate Loans Risk: Certain underlying corporate loans in which the Fund may invest on a direct basis and/or indirectly through an investment in a CLO debt tranche, may be “covenant lite”, which have few or no financial maintenance covenants that would require a borrower to maintain. As a result, there may be delays in enforcing our interests in such covenant lite securities, which may result in losses and adversely affect the Fund.
Who may want to invest?
The Multi-Disciplinary Income Fund may be appropriate for investors who:
    wish to diversify their portfolios;

    wish to generate income while maintaining capital preservation;
    wish to invest for the long-term; and
    are comfortable with the risks described herein.
Performance
The bar chart and table shown below illustrate the variability of the Multi-Disciplinary Income Fund’s returns. The bar chart indicates the risks of investing in the Multi-Disciplinary Income Fund by showing the changes in the Multi-Disciplinary Income Fund’s performance from year to year (on a calendar year basis). The table shows how the Multi-Disciplinary Income Fund’s average annual returns, before and after taxes (after taking into account any sales charges) compare with those of the Bloomberg U.S. Aggregate Bond Index, which represents a broad measure of market performance, as well as the Bloomberg U.S. Corporate High Yield Bond Index, CBOE S&P 500 BuyWrite Monthly Index, and CBOE S&P 500 PutWrite Index (PUT), which are secondary comparison benchmarks. The past performance of the Multi-Disciplinary Income Fund, before and after taxes, is not necessarily an indication of how the Multi-Disciplinary Income Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Multi-Disciplinary Income Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Multi-Disciplinary Income Fund – No Load Class
Calendar Year Returns as of 12/31

Best Quarter:	Q2 2020	6.64%
Worst Quarter:	Q1 2020	-10.52%

The Multi-Disciplinary Income Fund’s after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years	Since Inception*
No Load Class	Return Before Taxes	5.13%	3.19%	3.72%	3.92%
	Return After Taxes on Distributions	2.93%	1.48%	2.02%	2.34%
	Return After Taxes on Distributions and Sale of Fund Shares**	3.01%	1.69%	2.11%	2.37%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		7.30%	-0.36%	2.01%	2.91%
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deductions for fees, expenses, or taxes)		8.62%	4.51%	6.53%	6.94%
CBOE S&P 500 BuyWrite Monthly Index (reflects no deduction for fees, expenses, or taxes)		8.91%	9.33%	7.31%	6.07%
CBOE S&P 500 PutWrite Index (PUT) (reflects no deduction for fees, expenses, or taxes)		9.19%	10.59%	7.98%	7.22%
* The Multi-Disciplinary Income Fund’s No Load Class shares commenced operations on February 11, 2008. The returns for the indices in this column have been calculated since the February 11, 2008 inception date of the Multi-Disciplinary Income Fund’s No Load Class shares.
** In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Return After Taxes on Distributions or Return Before Taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Multi-Disciplinary Income Fund’s investment adviser.
Portfolio Managers. The Multi-Disciplinary Income Fund is managed by an investment team with Mr. Monasebian and Mr. Doyle as the Co-Portfolio Managers.

Investment team member	Primary Title	Years of Service with the Fund
Darryl Monasebian	Co-Portfolio Manager	4
Peter Doyle	Co-Portfolio Manager	1

THE KINETICS SPIN-OFF AND CORPORATE RESTRUCTURING FUND
Investment Objective
The Kinetics Spin-off and Corporate Restructuring Fund (the “Spin-Off Fund”) seeks to achieve long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Spin-Off Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds. More information about these and other discounts is available from your financial professional and in the sections titled, “Description of Classes” beginning on page [_] of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page [_] of the Fund’s statement of additional information.

Fee Table
Shareholder Fees
(fees paid directly from your investment)

	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%(1)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser value redeemed or the amount invested)	None	1.00%(2)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses:
Other Operating Expenses(3)	[_]%	[_]%	[_]%	[_]%
Total Annual Fund Operating Expenses(4)	[_]%	[_]%	[_]%	[_]%
Fee Waiver and/or Expense Reimbursements	[_]%	[_]%	[_]%(5)	[_]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements(6)	[_]%	[_]%	[_]%	[_]%

(1)     No initial sales charge is applied to purchases of $1 million or more.

(2)     A CDSC of 1.00% will be charged on Advisor Class C share purchases that are redeemed in whole or in part within 12 months of purchase.
(3) “Other Operating Expenses” include expenses incurred by any subsidiary wholly-owned and controlled by the Fund.
(4) Total Annual Fund Operating Expenses do not correlate to the ratio of operating expenses to average net assets before expense reimbursement found in the “Financial Highlights” section of this Prospectus, which reflects the Fund’s operating expenses and does not include acquired fund fees and expenses.
(5) Horizon Kinetics Asset Management, LLC, the investment adviser to the Spin-Off Fund (the “Investment Adviser”), has contractually agreed to reimburse the Fund the portion of Shareholder Servicing fees for the Institutional Class shares in excess of 0.05% of the average daily net assets until at least April 30, 2027.
(6) In addition, the Investment Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25%, 1.25% and 1.45% of the average daily net assets of the Advisor Class A Shares, Advisor Class C Shares, Institutional Shares and No Load Shares, respectively. This agreement is in effect until April 30, 2027, and may be terminated before that date only by the Fund’s Board of Directors. The Investment Adviser is permitted to seek reimbursement from the Fund for a period ending three full years after the date of the waiver or payment. Any reimbursement is limited to the lesser of the Expense Cap in effect at the time of the waiver and the Expense Cap in effect at the time of reimbursement.
Example. This Example is intended to help you compare the cost of investing in the Spin-Off Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Spin-Off Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Spin-Off Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Advisor Class C (if you do not redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
Institutional Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]
No Load Class (if you redeem your shares at the end of the period)	$[_]	$[_]	$[_]	$[_]

Portfolio Turnover. The Spin-Off Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Spin-Off Fund’s performance. During the most recent fiscal year, the Spin-Off Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategy
Under normal market conditions, the Spin-Off Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of spin-off companies and corporate restructuring companies, as described below, and publicly traded shareholder activist holding companies that have caused other companies to undergo spin-offs or corporate restructurings. The Spin-Off Fund is non-diversified. For purposes of this policy, “spin-off companies and corporate restructuring companies” are companies that the Investment Adviser determines have experienced, participated in, or otherwise have a substantial relationship to any of the following: (i) a spin-off distribution of a subsidiary’s stock to the parent company shareholders; (ii) an equity “carve-out” or “partial initial public offering” in which a parent company sells a percentage of the equity of a subsidiary in a public offering; (iii) a parent company of any such company after the public disclosure of a corporate restructuring; or (iv) a company that has purchased greater than 25% of the outstanding shares of, or holds greater than 25% of its capital in shares of, a company meeting any of the foregoing criteria. Once the Spin-Off Fund invests in a spin-off or corporate restructuring company, the Spin-Off Fund may continue to acquire shares of that company and treat such shares as qualifying investments for purposes of the 80% policy, regardless of the time elapsed since the applicable event or circumstance, for so long as the Spin-Off Fund maintains an investment in the company. The Spin-Off Fund may invest in a parent company or publicly traded shareholder activist holding company before, during or after a publicly disclosed spin-off or corporate restructuring. If the Spin-Off Fund invests in a parent company before completion of a spin-off or restructuring and receives shares of the spin-off company upon completion, it may retain shares of either, both or neither company.

The Investment Adviser seeks to avoid short-term investing and significant portfolio turnover. The Investment Adviser utilizes its in-house research capabilities in implementing its investment technique by seeking to identify businesses at inflection points in their corporate life cycles with what the Investment Adviser believes are attractive risk/reward profiles. The Investment Adviser believes that returns are often the result of the market’s inefficiency in initially valuing corporate restructurings due in part to lack of coverage by the investment community and initial indiscriminate selling pressure. For instance, companies that have been "spun-off" from their corporate parents by way of corporate restructurings may not be followed closely by financial sector analysts, which could lead to advantageous disparities between a company’s valuation and growth prospects relative to its pricing in the marketplace. The Investment Adviser uses a process that focuses primarily on the analysis of individual companies rather than on the industry in which the company may operate. This “bottom-up” approach may result in multiple investments in the same sector or industry. However, the Investment Adviser pays careful attention to the limitation of sector and industry concentrations.

The Spin-Off Fund invests in both U.S. and foreign equity securities. The Spin-Off Fund’s investments in foreign equity securities may be in both developed and emerging markets. The Spin-Off Fund’s equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Spin-Off Fund may invest in any size company, including small- and medium-sized companies, and further may invest in companies which are financially distressed.
The Spin-Off Fund may invest up to 20% of its assets in companies that, for a variety of reasons, the Investment Adviser believes may have the potential to be subject to a spin-off or corporate restructuring within a reasonable period of time; for example, a similar company may have recently announced a spin-off; the company may be under investor pressure to consider strategic alternatives; or the current segments of the company may not have a synergistic fit, and as a result the company’s stock trades at a discount to that of its closest peers. The Spin-Off Fund may invest in potential spin-off and corporate restructuring companies that the Investment Adviser believes may, based on its in-house research, have the most favorable risk/reward characteristics.
The Spin-Off Fund may invest in crypto assets, including bitcoin or BTC, indirectly through other investment vehicles. The Spin-Off Fund will not invest directly in bitcoin or other crypto assets. Certain of these vehicles may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and do not receive the protections of the 1940 Act. The Spin-Off Fund may contribute a portion of its indirect holdings in crypto assets to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (a “Subsidiary”). The amount of the Spin-Off Fund’s investment in crypto assets may be limited by law or by tax considerations. The Spin-Off Fund will not invest in private investment vehicles beyond the limits of the 1940 Act.
The Spin-Off Fund may invest indirectly in bitcoin through a Delaware statutory trust, Grayscale Bitcoin Trust ETF (“GBTC”) and through other pooled investment vehicles that provide exposure to crypto assets. GBTC is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.
In the future, the Spin-Off Fund may seek to gain additional exposure to crypto assets that may not produce qualifying income for the Spin-Off Fund under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) if held directly.
The Subsidiary invests primarily in investment vehicles that provide the Spin-Off Fund with exposure to crypto asset investments. The Spin-Off Fund will invest in its Subsidiary in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Spin-Off Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). The Spin-Off Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act, relating to affiliated transactions and custody, and the
The Investment Adviser complies with Section 15 of the 1940 Act, relating to investment advisory contracts with respect to the Subsidiary. Unlike the Spin-Off Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Spin-Off Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. The Subsidiary includes entities that engage in investment activities in securities or other assets that are primarily controlled by the Spin-Off Fund. The Spin-Off Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Fund.
The Spin-Off Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Adviser believes the purchase of additional equity securities would not further the investment objective of the Spin-Off Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Spin-Off Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Spin-Off Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Spin-Off Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Spin-Off Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

The Spin-Off Fund held [___]% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of [__], 2026. The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.
Principal Investment Risks
Investing has inherent risks that could cause you to lose money. The principal risks of investing in the Spin-Off Fund are listed below and could adversely affect the net asset value (“NAV”), total return, and the value of the Spin-Off Fund and your investment. The risks are prioritized by order of importance. Each risk summarized below is considered a principal risk of investing in the Spin-Off Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
    Single Security Concentration Risk: Holding a large portion of its net assets in a single security or issuer exposes the Fund to various risks relating to that security or issuer and to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance.
    Non-Diversification Risk: Holding a large portion of its net assets in a smaller number of issuers exposes the Fund to various risks relating to those issuers. A change in the value of any one investment may affect the overall value of the Fund’s shares more than shares of a diversified mutual fund that holds more investments.
    Sector Concentration Risk: Although the Fund will not concentrate its investments in any industries, the Fund may, at certain times, have concentrations in one or more sectors which may cause the Fund to be more sensitive to economic changes or events occurring in those sectors, and the Fund’s investments may be more volatile.
    Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services; economic conditions; tax treatment or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
    Specific Strategy/Research Risk: The Investment Adviser and an affiliate of the Investment Adviser author and collaborate on research reports regarding spin-off related companies for institutional subscribers. Consistent with its compliance policies and procedures, the Investment Adviser may impose for a period of time an internal restriction in the trading in certain securities related to spin-off companies, corporate restructuring companies and/or their parent companies discussed in these research reports. As a result, the Fund may be prevented from trading in such securities at their optimal value or time as might otherwise have been permitted if such restrictions were not in effect. In addition, if subscribers to the research services buy or sell securities that are described in the reports, it could potentially have an adverse effect on the price of securities bought or sold by the Fund.
    Crypto Asset Exposure Risk: Crypto assets (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although crypto assets are an emerging asset class, they are not presently widely accepted as a medium of exchange. There are thousands of crypto assets, the most well-known of which is bitcoin.
Bitcoin or BTC was the first decentralized crypto asset. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Bitcoin Network allows people to exchange tokens of value, bitcoins, which are recorded on a public transaction ledger known as a Blockchain. The Fund may invest indirectly in bitcoin through Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.
In addition to the general risks of investing in other investment vehicles, the value of the Fund’s indirect investments in crypto assets are subject to fluctuations in the value of the crypto asset, which can be highly volatile. The value of crypto assets is determined by the supply and demand for crypto assets in the global market for the trading of crypto assets, which consists primarily of transactions on crypto asset trading platforms. The value of crypto assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in crypto assets generally may not be based on fundamental analysis. The Fund’s exposure to crypto assets can result in substantial losses to the Fund.
Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage, without the oversight of a central authority or banks. The value of crypto assets are not backed by any government, corporation, or other identified body. Crypto assets are also susceptible to theft, loss and destruction.
Crypto assets trade on crypto asset trading platforms, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These crypto asset trading platforms can cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions. Crypto asset trading platforms may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Individuals or organizations holding a large amount of crypto assets in which the Fund may invest indirectly (also known as “whales”) may have the ability to manipulate the prices of those crypto assets. Crypto asset trading platforms on which crypto assets are traded are or may become subject to enforcement actions by regulatory authorities. Crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, crypto asset trading platforms may be operating out of compliance with regulations, and many crypto asset trading platforms lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of crypto assets on crypto asset trading platforms may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.
Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by crypto assets into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of crypto assets, either of which could adversely impact the value of the Fund's investment. In addition, to the extent market participants develop a preference for one crypto asset over another, the value of the less preferred crypto assets would likely be adversely affected. Crypto assets are a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Fund's indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it for payments.
    Crypto Asset Industry Risk: The crypto asset industry is a newer, speculative, and still-developing industry that faces many risks. The crypto asset industry may still be experiencing a bubble or may experience a bubble again in the future. For example, in the first half of 2022, each of Celsius Network, Voyager Digital Ltd., and Three Arrows Capital declared bankruptcy, resulting in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. In November 2022, FTX Trading Ltd. (“FTX”), one of the largest digital asset platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency, which were subsequently corroborated by its CEO. Shortly thereafter, FTX’s CEO resigned and FTX and many of its affiliates filed for bankruptcy in the United States, while other affiliates have entered insolvency, liquidation, or similar proceedings around the globe, following which the U.S. Department of Justice brought criminal fraud and other charges, and the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) brought civil securities and commodities fraud charges, against certain of FTX’s and its affiliates’ senior executives, including its former CEO. In addition, several other entities in the crypto asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. In response to these events, the prices of crypto assets have experienced extreme volatility and other entities in the crypto asset industry have been negatively affected, further undermining confidence in the crypto asset industry. It is possible that similar events could occur in the future, which would undermine confidence in the crypto asset industry and negatively affect the value of crypto assets. It is not possible to predict at this time all of the risks that they may pose to the Fund, its service providers or to the crypto asset industry as a whole.
Factors affecting the further development of crypto assets include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of crypto assets and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets.
    Crypto Asset Regulatory Risk: Crypto asset markets in the U.S. exist in a state of regulatory uncertainty. Regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Fund’s indirect investments in crypto assets. As digital assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.
The Fund’s exposure to crypto assets may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in crypto assets are uncertain, and a direct or indirect investment in crypto assets may produce non-qualifying income.
    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Fund’s significant investment in a single position, makes the Fund especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.
    Event Driven Risk: The Investment Adviser’s evaluation of the outcome of a proposed spin-off or corporate restructuring may prove incorrect and the Fund’s return on an investment may be negative. Even if the Investment Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. In addition, the ability of a shareholder activist holding company to effectuate a spin-off or restructuring is subject to the same risks and the Investment Adviser’s evaluation of such a company’s capabilities may be incorrect.
    Foreign Investment Risk: The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, tariffs and trading disruptions, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Additionally, there may be less information publicly available about certain issues. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund's holdings may change on days when shareholders are not able to purchase or redeem the Fund's shares.
    Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
    Emerging Markets Risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Additionally, there may be less publicly available information about certain foreign issuers. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.
    Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
    Distressed Securities Risk: Financially distressed securities involve considerable risk that can result in substantial or even total loss of the Fund’s investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in bankruptcy or reorganization proceedings.
    Preferred Stock Risk: Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.
    Regulatory Risk: Crypto asset is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for crypto asset may differ from the standards for registered U.S. securities. Furthermore, countries, including the United States, may in the future curtail or outlaw the acquisition, use or redemption of crypto asset.

    Small-cap and Mid-cap Company Risk: The securities of small-capitalization or mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.
    Tax Risks: In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the current position of the Internal Revenue Service (the “IRS”) that gain realized on crypto asset investments will not be qualifying income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to such crypto asset investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of the Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC. There is a risk, however, that the IRS might assert that the income derived from the Fund’s investment in the Subsidiary will not be considered qualifying income. If the Fund were to fail to qualify as a RIC and became subject to U.S. federal income tax, shareholders of the Fund would be subject to diminished returns. Additionally, the Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
    Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, such as crypto asset, or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Investment Adviser had not fair-valued the security or had used a different valuation methodology.
    Volatility Risk: The Fund may have investments, including but not limited to bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
    Warrants and Rights Risk: Warrants and rights may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments. Failing to exercise subscription rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for such rights is not well developed, and the Fund may not always realize full value on the sale of rights.

    Subsidiary Risks: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Those investments held by the Subsidiary are generally similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to continue to operate and could adversely affect the Fund’s performance.
    Market Risks: Mutual funds are subject to market risks and significant fluctuations in value. If the market declines in value, the Fund is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), geopolitical events, tariffs and trading disruptions, terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects. Advancements in technology may adversely impact markets and the overall performance of the Fund. For example, as artificial intelligence is used more widely, the profitability and growth of portfolio holdings may be impacted, which could significantly impact the overall performance of the Fund.
    Initial Public Offerings (“IPO”) Risk: IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading and a limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
    Large-Cap Company Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
    Management and Strategy Risk: The value of your investment depends on the judgment of the Investment Adviser about the quality, relative yield, value or market trends affecting a particular security, issuer, sector or region, which may prove to be incorrect. Investment strategies employed by the Investment Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to that of other investments.
    Convertible Securities Risk: Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.
    Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to the Fund’s assets or proprietary information, or cause the fund, the Investment Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, Investment Adviser, the Fund’s other service providers, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell fund shares, potentially resulting in financial losses to the Fund and its shareholders.
    Temporary Defensive Position Risk: If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. As a result, the Fund may not achieve its investment objective.
Who may want to invest?
The Spin-Off Fund may be appropriate for investors who:
    wish to diversify their portfolios;
    wish to generate income and capital;
    are willing to accept the volatility associated with crypto asset investing; and
    are comfortable with the risks described herein.
Performance
The performance information provided below indicates some of the risks of investing in the Spin-Off Fund by comparing the Spin-Off Fund with the performance of a broad-based market index. The Spin-Off Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.
The Horizon Spin-off and Corporate Restructuring Fund, a series of Investment Managers Series Trust (the “Predecessor Fund”) reorganized into the Spin-Off Fund following the close of business on December 8, 2017. Before the Spin-Off Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Spin-Off Fund in a tax-free reorganization (the “Reorganization”). As a result of the Reorganization, the Spin-Off Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. Performance results shown in the bar chart and the performance table below for the period through December 31, 2016 reflect the performance of the Predecessor Fund. On February 11, 2014, the Predecessor Fund’s principal investment strategy changed to focus exclusively on spin-offs and other forms of corporate restructuring. The performance information for periods prior to that date is attributable to the Predecessor Fund’s previous principal investment strategy.
The performance information for the period prior to October 10, 2009, is that of the Liberty Street Horizon Fund, a series of the Forum Funds Trust (the “Liberty Street Fund”). The Predecessor Fund acquired the assets and liabilities of the Liberty Street Fund in a reorganization on March 16, 2007. The Liberty Street Fund’s performance and financial history were adopted by the Predecessor Fund and, for periods prior to October 10, 2009, are included in the Spin-Off Fund’s performance and financial history.
The performance of the Spin-Off Fund reflects the performance of the Predecessor Fund, which had substantially similar investment strategies. The bar chart shows performance of the Spin-Off Fund’s Institutional shares. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown. After-tax returns are shown for Institutional Class shares only. After-tax returns for the other Classes of shares will differ.

Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.
Calendar Year Total Return (before taxes) for Institutional Class Shares

Best Quarter:	Q1 2021	57.89%
Worst Quarter:	Q1 2020	-38.80%

The after-tax returns for the Fund’s Institutional Class shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. After-tax returns are shown for Institutional Class shares only. After-tax returns for Advisor Class A, Advisor Class C and No Load Class shares will differ.
Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years	Since Inception*
Institutional Class	Return Before Taxes	-19.28%	18.93%	14.72%	7.00%
	Return After Taxes on Distributions	-21.23%	17.48%	13.70%	6.40%
	Return After Taxes on Distributions and Sale of Fund Shares	-9.98%	15.37%	12.25%	5.76%
Advisor Class A	Return Before Taxes	-24.13%	17.23%	13.76%	6.78%
Advisor Class C	Return Before Taxes	-20.79%	17.74%	13.56%	6.39%
No Load Class	Return Before Taxes	-19.45%	18.68%	N/A	15.01%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)		17.88%	14.42%	14.82%	10.61%

* The Spin-Off Fund’s Institutional Class shares commenced operations on July 11, 2007. The returns for the index in this column have been calculated since the July 11, 2007 inception date of the Spin-Off Fund’s Institutional Class shares. The Spin-Off Fund’s Advisor Class A shares commenced operations on May 4, 2007 and Advisor Class C shares commenced operations on May 24, 2007. The Spin-Off Fund’s No Load Class shares commenced operations on December 11, 2017.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Spin-Off Fund’s investment adviser.
Portfolio Managers. Steven M. Bregman, Peter Doyle and James Davolos serve as the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Investment team member	Primary Title	Years of Service with the Fund
Steven Bregman	Co-Portfolio Manager	19
Peter Doyle	Co-Portfolio Manager	1
James Davolos	Co-Portfolio Manager	1

PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – [Fund Name], c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types. To purchase shares of the Fund, you must invest at least the minimum amount.
Purchase Minimums
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

Minimum Investments	To Open Your Account	To Add to Your Account
Advisor A and Advisor C Shares
Standard Accounts	$2,500	$0
Traditional and Roth IRA Accounts	$2,500	$0
Accounts with Systematic Investment Plans	$2,500	$0
Qualified Retirement Plans	$2,500	$0
No-Load Shares	$2,500	$0
Institutional Shares
All Accounts	$1,000,000	$0

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.
Tax Information
Unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, a Fund’s distributions will generally be taxable to you at ordinary income or capital gains tax rates, and you will generally recognize gain or loss when you redeem shares.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and its related companies (including the Investment Adviser) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend a Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

THE INTERNET FUND
The Investment Adviser believes that the global economy will continue to be impacted by increased and enhanced connectivity enabled by the sustained development of the Internet. Established businesses will continue to be disrupted by this development, while some may also stand to benefit, realizing gains in efficiency, scale and speed. Newly developed companies that leverage the global Internet infrastructure are continuously emerging. Identifying the advantaged business models that are sustainable and supported by strong financial metrics warrant the Investment Adviser’s investment consideration.
Internet Fund securities will be selected by the Investment Adviser from companies that are engaged in the development of hardware, software, infrastructure and telecommunications solutions that enable the transaction of business on the Internet by individuals and companies engaged in private and commercial use of the Internet as well as companies that offer products and services primarily via the Internet. Accordingly, the Internet Fund seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values. These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, they meet the Internet Fund’s investment criteria. Also, such companies’ core business may not be primarily Internet-related. Such companies include, but are not limited to, the following:
    Content Developers: Companies that supply proprietary information and entertainment content, such as games, music, video, graphics and news, on the Internet.
    Computer Hardware: Companies that develop and produce computer and network hardware such as modems, switchers and routers, and those that develop and manufacture workstations and personal communications systems used to access the Internet and provide Internet services.
    Computer Software: Companies that produce, manufacture and develop tools to access the Internet, enable Internet users to enhance the speed, integrity and storage of data on the Internet, facilitate information distribution and gathering on the Internet, and secure Internet-based transactions.
    Venture Capital: Companies that invest in pre-IPO and start-up stage companies with business models related to the Internet.
    Internet Service Providers: Companies that provide users with access to the Internet.
    Internet Portals: Companies that provide users with search-engine services to access various sites by category on the Internet.
    Wireless/Broadband Access: Companies that provide the infrastructure to enable high-speed and wireless communication of data via the Internet. Companies that concentrate on and are positioned to benefit from the shift in technology infrastructure from traditional hardware and software to cloud-based systems, including, among other companies, businesses that enable or that depend on or gain from the growing use of shared technology, artificial intelligence, infrastructure, and related services
    E-Commerce: Companies that derive a substantial portion of their revenue from sales of products and services conducted via the Internet.

    Telecommunications: Companies that are primarily engaged in the development of the telecommunications transmission lines and software technologies that enhance the reach and bandwidth of Internet users.
    Other Companies: Companies whose core business may not be primarily Internet-related include, but are not limited to, publishing and media companies.
The Internet Fund invests indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these vehicles may not be registered under the 1940 Act and do not receive the protections of the 1940 Act. The Internet Fund will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset and is not issued by a government, bank or central organization. Bitcoin exists on the Bitcoin Network that hosts the Bitcoin Blockchain. Bitcoins have no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin.
The Internet Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to its wholly-owned and controlled Cayman Subsidiary.
The Internet Fund is also the sole shareholder of its wholly owned Delaware Subsidiary. The Internet Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to U.S. federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Internet Fund (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) are expected to be eligible to be treated as “qualified dividend income” under the Internal Revenue Code, subject to the satisfaction of other requirements. Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.
In the future, the Internet Fund may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Internet Fund under the Internal Revenue Code if held directly. The Internet Fund will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Fund’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Internet Fund will invest in its Subsidiaries in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Internet Fund as a RIC under Subchapter M. However, the Internet Fund and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act relating to investment advisory contracts with respect to the Subsidiaries. Unlike the Internet Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Internet Fund is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors. The Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Internet Fund. The

Internet Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Internet Fund.
The Internet Fund may invest up to 20% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity. Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (i.e., U.S. Treasury obligations) and repurchase agreements.
Temporary and Defensive Cash and Cash Equivalent Holdings
The Internet Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Internet Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Internet Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Internet Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Internet Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Internet Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

THE GLOBAL FUND
The Global Fund securities selected by the Investment Adviser generally will be those of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and those of U.S. companies that benefit from international economic growth. An increase in growth may occur by entry into new distribution channels, through an ability to leverage brand identity, and by improvement in the underlying cost/profitability dynamics of the business. Accordingly, the Global Fund seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values. These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, the companies meet the Global Fund’s investment criteria. Such companies include, but are not limited to, the following:
    Infrastructure: Companies that hold equity stakes in or are involved in building, owning or operating infrastructure assets including electric generation and transmission, airports, toll roads, railways, ports, etc.
    Energy: Companies that explore for, finance, produce, market or distribute energy-oriented products and services, including oil and natural gas, coal and alternate energy sources.
    Utilities: Companies and industries such as gas, electric and telephone.

    Financial Services: Companies that engage in financial service transactions such as banking, credit cards and investment services.
    Real Estate Development: Companies that provide commercial real estate property and services.
    Business Services: Companies that provide business-to-business products and services.
    Healthcare: Companies and industries such as pharmaceuticals, healthcare services, contracting services, hospitals, medical devices, medical equipment, etc.
    Media: Companies that provide print, broadcast, cable, satellite and web-based information and entertainment content.
    Travel & Leisure: Companies that provide transportation and recreational services.
    Retailers: Companies that sell retail products and services through traditional stores, catalogues, telemarketing, and web-sites.
The Global Fund invests indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these vehicles may not be registered under the 1940 Act and do not receive the protections of the 1940 Act. The Global Fund will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset and is not issued by a government, bank or central organization. Bitcoin exists on the Bitcoin Network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. The Global Fund may also invest in other pooled investment vehicles that provide exposure to the spot price of crypto assets. For example, the Global Fund may invest in the Grayscale Bitcoin Mini Trust ETF and the Grayscale Ethereum Classic Trust.
The Global Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to its wholly-owned and controlled Cayman Subsidiary.
The Global Fund is also the sole shareholder of a wholly owned Delaware Subsidiary. The Global Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to U.S. federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Global Fund (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) are expected to be eligible to be treated as “qualified dividend income” under the Internal Revenue Code, subject to the satisfaction of other requirements. Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.
In the future, the Global Fund may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Global Fund under the Internal Revenue Code if held directly. The Global Fund will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Fund’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.

Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Global Fund will invest in its Subsidiaries in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Global Fund as a RIC under Subchapter M. However, the Global Fund and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act relating to investment advisory contracts with respect to the Subsidiaries. Unlike the Global Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Global Fund is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors. The Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Global Fund. The Global Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Global Fund.
The Global Fund may also invest in participatory notes. Participatory notes (commonly known as “P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.
Temporary and Defensive Cash and Cash Equivalent Holdings
The Global Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Global Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Global Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Global Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Global Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Global Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

THE PARADIGM FUND
The Paradigm Fund’s securities will be selected by the Investment Adviser from companies that are engaged in various industries that will facilitate an increase in the growth of traditional business lines, entry into new distribution channels, an ability to leverage brand identity, and an improvement in the underlying cost/profitability dynamics of the business. These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, these companies meet the Paradigm Fund’s investment criteria. Accordingly, the Paradigm Fund seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values. Such companies include, but are not limited to, the following:
    Retailers: Companies that sell retail products and services through traditional stores, catalogues, telemarketing, and web-sites.
    Media: Companies that provide print, broadcast, cable, satellite and web-based information and entertainment content.
    Financial Services: Companies that engage in financial service transactions such as banking, credit cards and investment services.
    Real Estate Development: Companies that provide commercial real estate property and services.
    Business Services: Companies that provide business-to-business products and services.
    Travel & Leisure: Companies that provide transportation and recreational services.
    Utilities: Companies and industries such as gas, electric and telephone.
The Paradigm Fund invests indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these vehicles may not be registered under the 1940 Act and do not receive the protections of the 1940 Act. The Paradigm Fund will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset and is not issued by a government, bank or central organization. Bitcoin exists on the Bitcoin Network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. The Paradigm Fund may also invest in other pooled investment vehicles that provide exposure to the spot price of crypto assets. For example, the Paradigm Fund may invest in the Grayscale Bitcoin Mini Trust ETF, the Grayscale Litecoin Trust and the Grayscale Ethereum Classic Trust.
The Paradigm Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to its wholly-owned and controlled Cayman Subsidiary. Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.
In the future, the Paradigm Fund may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Paradigm Fund under the Internal Revenue Code if held directly. The Paradigm Fund will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through the Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Fund’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
The Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Paradigm Fund will invest in its Subsidiary in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Paradigm Fund as a RIC under Subchapter M. However, the Paradigm Fund and the Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act relating to investment advisory contracts with respect to the Subsidiary. Unlike the Paradigm Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Paradigm Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. The Subsidiary includes entities that engage in investment activities in securities or other assets that are primarily controlled by the Paradigm Fund. The Paradigm Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Paradigm Fund.
The Paradigm Fund may invest up to 35% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity. Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (i.e., U.S. Treasury obligations) and repurchase agreements.
Temporary and Defensive Cash and Cash Equivalent Holdings
The Paradigm Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Paradigm Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Paradigm Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Paradigm Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Paradigm Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Paradigm Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

THE SMALL CAP OPPORTUNITIES FUND
The Small Cap Fund’s Investment Adviser considers small cap companies to be those with market capitalizations at or below the highest market capitalization of a component security within the MSCI USA Small Cap Index. The highest market capitalization of a company within the MSCI USA Small Cap Index was approximately $[_] billion as of September 30, 2026. The Investment Adviser believes that favorable investment opportunities are available through companies that exhibit a number of the following characteristics: have little or no institutional ownership, have had short-term earnings shortfalls, have had a recent IPO but have not attracted significant analyst coverage, are selling at or below book or replacement value, and have price to earnings ratios that are less than one half of their projected growth rate.
Small Cap Fund securities will be selected from companies that are engaged in a number of industries if, in the Investment Adviser’s opinion, the companies meet the Small Cap Fund’s investment criteria. Such companies include, but are not limited to, the following:

    Media: Companies that provide print, broadcast, cable, satellite and web-based information and entertainment content.
    Financial Services: Companies that engage in financial service transactions such as banking, credit cards and investment services.
    Retailers: Companies that sell retail products and services through traditional stores, catalogues, telemarketing, and web-sites.
    Manufacturing and Consumer Products: Companies that manufacture and distribute products to retail outlets.
    Utilities: Companies and industries such as gas, electric and telephone.
The Small Cap Fund invests indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these vehicles may not be registered under the 1940 Act and do not receive the protections of the 1940 Act. The Small Cap Fund will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset and is not issued by a government, bank or central organization. Bitcoin exists on the Bitcoin Network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. The Small Cap Fund may also invest in other pooled investment vehicles that provide exposure to the spot price of crypto assets. For example, the Small Cap Fund may invest in the Grayscale Bitcoin Mini Trust ETF, the Grayscale Litecoin Trust and the Grayscale Ethereum Classic Trust.
The Small Cap Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to its wholly-owned and controlled Subsidiary.
In the future, the Small Cap Fund may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Small Cap Fund under the Internal Revenue Code if held directly. The Small Cap Fund will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through the Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Fund’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
The Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Small Cap Fund will invest in its Subsidiary in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Small Cap Fund as a RIC under Subchapter M. However, the Small Cap Fund and its Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act relating to investment advisory contracts with respect to the Subsidiary. Unlike the Small Cap Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Small Cap Fund is the sole shareholder of its Subsidiary and does not expect shares of its Subsidiary to be offered or sold to other investors. The Subsidiary includes entities that engage in investment activities in securities or other assets that are primarily controlled by the Small Cap Fund. The Small Cap Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Small Cap Fund.
The Small Cap Fund may invest up to 20% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity. Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (i.e., U.S. Treasury obligations) and repurchase agreements.
Temporary and Defensive Cash and Cash Equivalent Holdings
The Small Cap Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Small Cap Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Small Cap Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Small Cap Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Small Cap Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Small Cap Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

THE MARKET OPPORTUNITIES FUND
Market Opportunities Fund securities will be selected by the Investment Adviser from companies that are engaged in public exchanges, derivative exchanges, capital markets and companies that experience operational scale from increased volume such as investment banks, credit card processing companies, electronic payment companies, publicly traded expressways, airports, roads and railways, or from companies in the gaming industry. These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, these companies meet the Market Opportunities Fund’s investment criteria. The Investment Adviser selects portfolio securities by, among other things, evaluating a company’s balance sheets, corporate revenues, earnings and dividends. Such companies include, but are not limited to, the following:
    Exchanges: Companies that are organized as public exchanges where debt and equity securities are traded, including derivative exchanges.
    Financial Services: Companies that engage in financial service transactions relating to capital markets such as banking, credit cards and investment services.
    Business Services: Companies that provide business-to-business products and services involving capital markets or the gaming industry.

    Gaming: Companies engaged in casino entertainment, including casino resorts and other leisure activities.
Other leisure activities are defined as those activities that individuals engage in for entertainment, enjoyment and pleasure, which may take place at casinos. Additionally, a substantial aspect of the operations of gaming companies is the operation of casino resorts, which includes, but is not limited to lodging, amenities and recreational activities.
Although the Market Opportunities Fund intends to focus its investments in the capital markets and gaming sectors, the Market Opportunities Fund may also purchase the securities of companies such as auction houses and payroll and other processing companies that, due to the fixed costs of their operations, benefit from an increase in the volume of sales/transactions.
The Market Opportunities Fund invests indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these vehicles may not be registered under the 1940 Act and do not receive the protections of the 1940 Act. The Market Opportunities Fund will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset and is not issued by a government, bank or central organization. Bitcoin exists on the Bitcoin Network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. The Market Opportunities Fund may also invest in other pooled investment vehicles that provide exposure to the spot price of crypto assets. For example, the Market Opportunities Fund may invest in the Grayscale Bitcoin Mini Trust ETF, the Grayscale Litecoin Trust and the Grayscale Ethereum Classic Trust.
The Market Opportunities Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to its wholly-owned and controlled Cayman Subsidiary.
The Market Opportunities Fund is also the sole shareholder of its wholly owned Delaware Subsidiary. The Market Opportunities Fund contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to U.S. federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Market Opportunities Fund (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) are expected to be eligible to be treated as “qualified dividend income” under the Internal Revenue Code, subject to the satisfaction of other requirements. Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.
In the future, the Market Opportunities Fund may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Market Opportunities Fund under the Internal Revenue Code if held directly. The Market Opportunities Fund will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Fund’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.
Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Market Opportunities Fund will invest in its Subsidiaries in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Market Opportunities Fund as a RIC under Subchapter M. However, the Market Opportunities Fund and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act relating to investment advisory contracts with respect to the Subsidiaries. Unlike the Market Opportunities Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Market Opportunities Fund is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors. The Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Market Opportunities Fund. The Market Opportunities Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Market Opportunities Fund.
The Market Opportunities Fund may invest up to 35% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity. Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (i.e., U.S. Treasury obligations) and repurchase agreements.
Temporary and Defensive Cash and Cash Equivalent Holdings
The Market Opportunities Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Market Opportunities Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Market Opportunities Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Market Opportunities Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Market Opportunities Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Market Opportunities Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.
THE MULTI-DISCIPLINARY INCOME FUND
The Multi-Disciplinary Income Fund utilizes a two-part investment strategy, which includes fixed-income components, including ETFs, CLOs and senior secured corporate loans, and derivatives components. Under normal circumstances, the Multi-Disciplinary Income Fund will invest at least 65% of its net assets in fixed-income securities (which includes CLOs and corporate loans), derivatives and cash or cash equivalents committed as collateral for written option contracts.

There is no limit on the amount of assets the Multi-Disciplinary Income Fund may invest in fixed-income securities. The Multi-Disciplinary Income Fund may invest in the debt tranches of CLOs. The CLO debt tranches may have any stated maturity and may be rated (at time of issuance), from “AAA” to and including “B-” (or equivalent by an NRSRO), or if unrated, determined to be of comparable credit quality by the Investment Adviser. An NRSRO is a credit rating agency that is registered with the SEC that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes.
The Multi-Disciplinary Income Fund may invest up to 35% of its net assets in senior secured corporate loans, issued by either public or privately owned companies. Senior secured corporate loans will be first lien or second lien loans, have maturities of up to 8 years, and may be 100% rated below investment grade by an NRSRO.
CLO structures are securitization vehicles collateralized by a pool of investments, which are primarily below investment grade (or unrated equivalent), first lien senior secured corporate loans (generally at least 90% of the CLO portfolio). CLOs are typically permitted to also invest up to 10% of their portfolio in below investment grade (or unrated equivalent) second lien senior secured corporate loans, unsecured corporate loans, and senior secured and senior unsecured corporate bonds. CLOs are generally required to hold a portfolio of investments that are highly diversified by the underlying borrower and industry and that are subject to a variety of asset concentration limitations. The covenants of a typical CLO structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests. The CLOs are generally structured with several debt tranches (typically rated “AAA” and “AA” (or its equivalent), which are the senior notes of the CLO, down to “BB-” or “B-” rated (or its equivalent), which is below investment grade, at the most junior debt level), and an equity or “first loss” tranche. CLOs have two priority-of-payment schedules (“waterfalls”), which are documented in a CLO’s indenture, and which govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity tranches. The interest waterfall applies to interest payments received on a CLO’s underlying collateral. The principal waterfall applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Debt tranches (starting with the AAA rated, then AA rated and then lower rated debt tranches in that order) are paid sequentially under the waterfall, with the equity or “first loss” tranche paid last. Losses are first borne by the equity tranche, followed by the junior debt tranches, and finally by the senior debt tranches. The equity tranche has the highest potential return but is subject to the greatest risk of loss if some collateral assets held by the CLO default and the cash received by the CLO is insufficient to meet all its debt service obligations under the waterfall. Since the debt tranches of CLOs are over-collateralized, they are partially protected from defaults of collateral assets held by the CLO. The debt tranches generally have a higher rating and lower yield than the underlying collateral assets held in the CLO. Despite the protection afforded through subordination, the debt tranches can still experience losses due to actual defaults of the collateral assets, market anticipation of defaults and aversion to CLO investments as a class.
The Investment Adviser uses a bottom-up approach in managing the Multi-Disciplinary Income Fund, which means that the focus is on the analysis of individual securities. By engaging in quantitative and qualitative analysis of individual securities, the Investment Adviser examines an investment’s current valuation, income potential, risk adjusted return and credit profile.
The Multi-Disciplinary Income Fund will invest in CLOs and senior secured corporate loans with a minimum initial total offering size of $250 million, that are floating rate and are U.S. dollar denominated.

The Multi-Disciplinary Income Fund may purchase CLOs and senior secured corporate loans, in both the primary and secondary markets.
The Multi-Disciplinary Income Fund will generally not invest more than 5% of its Fund in any single investment measured at the time of purchase. It is intended that the Multi-Disciplinary Income Fund will hold between 20 to 75 investments with a position weighing between 1% to 5% per security. The Multi-Disciplinary Income Fund may temporarily deviate from this diversification weighting due to, among other reasons, market conditions and the initial size of the fund as determined by the Investment Adviser, in its sole discretion.
Temporary and Defensive Cash and Cash Equivalent Holdings
The Multi-Disciplinary Income Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional investments would not further the investment objective of the Multi-Disciplinary Income Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Multi-Disciplinary Income Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Multi-Disciplinary Income Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Multi-Disciplinary Income Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Multi-Disciplinary Income Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

THE KINETICS SPIN-OFF AND CORPORATE RESTRUCTURING FUND
The Spin-Off Fund’s investment objective is to achieve long-term growth of capital. There is no assurance that the Fund will achieve its investment objective.
The Spin-Off Fund’s investment objective is not fundamental and may be changed by the Board of Directors of the Company without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.
Under normal market conditions, the Fund will pursue its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of spin-off companies, companies subject to other forms of corporate restructuring, parents of any such companies, and publicly traded shareholder activist holding companies which, by way of their shareholder ownership in other companies, have caused such other companies to undergo spin-offs and other forms of corporate restructurings. The Fund considers a spin-off company or a company subject to a corporate restructuring to be any company that has experienced one of the following events within five years of the Fund’s investment in the company: a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders; an equity “carve-out” or “partial initial public offering” in which a parent company sells a percentage of the equity of a subsidiary in a public offering; or the parent company of any such company after the public disclosure of the corporate restructuring. The Fund may invest in a parent company of a spin-off company or a company subject to a corporate restructuring, or a publicly traded shareholder activist holding company which has caused such other companies to undergo the spin-off or corporate restructuring, after the public disclosure of the planned spin-off or corporate restructuring, during the spin-off or corporate restructuring process, or after the actual spin-off or corporate restructuring. If the Fund invests in a parent company of a spin-off company or a company subject to a corporate restructuring prior to a spin-off or restructuring, the Fund would, upon the completion of the spin-off or restructuring, receive the shares of the spin-off company. The Fund may retain shares of both the parent and the spin-off company, the shares of only one, or the shares of neither.
The Fund invests in both U.S. and foreign equity securities. The Fund’s investments in foreign equity securities may be in both developed and emerging markets. The Fund’s equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Fund may invest in any size company, including small- and medium-sized companies, and further may invest in companies which are financially distressed. In addition, under certain market conditions, the Fund may invest in a company at the time of its IPO.
The Fund may invest up to 20% of its assets in companies that, for a variety of reasons, the Investment Adviser believes may have the potential to be subject to a future spin-off or corporate restructuring, including instances in which a similar company may have recently announced a spin-off; the company may be under investor pressure to consider strategic alternatives; or the current segments of the company may not have a synergistic fit, and as a result the company’s stock trades at a discount to that of its closest peers. The Fund may invest in potential spin-off and corporate restructuring companies that the Investment Adviser believes may, based on its in-house research, have the most favorable risk/ reward characteristics.
The Fund may invest in crypto assets, including bitcoin, indirectly through other investment vehicles. Crypto assets that are not issued by a government, bank or central organization. Crypto assets exist on the Blockchain. Crypto assets have no physical existence beyond the record of transactions on the Blockchain. The Fund may contribute a portion of its indirect holdings in crypto assets to a Subsidiary.
In the future, the Fund may seek to gain additional exposure to crypto assets that may not produce qualifying income for the Fund under the Code if held directly.
The Subsidiary invests primarily in investment vehicles that provide the Fund with exposure to crypto asset investments. The Fund will invest in its Subsidiary in a manner that is consistent with the limitations of the U.S. federal tax laws, rules and regulations that apply to the Fund as a RIC under Subchapter M. The Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act, relating to affiliated transactions and custody. Unlike the Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Investment Adviser seeks to avoid short-term investing and significant portfolio turnover. The Investment Adviser utilizes its in-house research capabilities to seek to identify businesses at inflection points in their corporate life cycles with what the Investment Adviser believes are attractive risk/reward profiles. The Investment Adviser believes that returns are often the result of the market’s inefficiency in initially valuing corporate restructurings due in part to lack of coverage by the investment community and initial indiscriminate selling pressure. For instance, companies that have been “spun-off” from their corporate parents by way of corporate restructurings may not be followed closely by financial sector analysts, which could lead to advantageous disparities between a company’s valuation and growth prospects relative to its pricing in the marketplace. The Investment Adviser uses a process that focuses primarily on the analysis of individual companies rather than on the industry in which the company may operate. This “bottom-up” approach may result in multiple investments in the same sector or industry. However, the Investment Adviser pays careful attention to the limitation of sector and industry concentrations.
The Fund may invest in other securities of either a parent company spinning-off securities or of the spin-off company, such as preferred stock, warrants, tracking stocks, contingent value rights and other spin-off equity securities.
The Investment Adviser generally sells the Fund’s investments if the Investment Adviser determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, the Investment Adviser identifies other investments with more attractive valuations and return characteristics, or the Fund requires cash to meet redemption requests.
Temporary and Defensive Cash and Cash Equivalent Holdings
The Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments, as described above. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Adviser believes the purchase of additional equity securities would not further the investment objective of the Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

ADDITIONAL INFORMATION ABOUT THE RISKS OF INVESTING IN EACH OF THE FUNDS
The principal risks of investing in each fund described in this Prospectus (each, a “Fund”) are described previously in each Fund’s summary section of this Prospectus. Each of those risks is considered a "principal risk" of investing in a Fund, regardless of the order in which it appears. This section provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds.

Bitcoin Risks
Bitcoin is a relatively new innovation with a limited history and the market for bitcoin is volatile and subject to rapid price swings, changes and uncertainty and is a largely unregulated marketplace. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, and operational or other problems that impact bitcoin through its trading venues or otherwise. Newly created bitcoin are generated through a process referred to as “mining,” and such bitcoin are referred to as “newly mined bitcoin.” Approximately 900 newly mined bitcoin are created each day. “Halving” events occur periodically, further decreasing the amount of newly mined bitcoin created each day. If entities engaged in bitcoin mining choose not to hold the newly mined bitcoin, and, instead, make them available for sale, there can be downward pressure on the price of bitcoin which could negatively affect an investment in a Fund. Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated, which may negatively impact the development of the Bitcoin Network and adversely affect the price of bitcoin.
As a digital asset, bitcoin is subject to the risk that malicious actors will exploit flaws in its code or structure, or the code or structure of digital wallets or storage devices in which bitcoin is held that will allow them to, among other things, steal bitcoin held by others, control the blockchain, steal personally identifying information, or issue significant amounts of bitcoin in contravention of the Bitcoin Blockchain code. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of bitcoin. A malicious actor may attack in various ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power dedicated to mining, it will be able to exert unilateral control over the addition of blocks to the blockchain. As long as the malicious actor enjoys this majority it may be able to double-spend its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other bitcoin transactions. If such a scenario were to occur, it could adversely affect an investment in a Fund. A malicious actor could also attempt to flood the pool of unconfirmed transactions with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment in a Fund.
There is no central registry showing which individuals or entities own bitcoin or the quantity of bitcoin that is owned by any particular person or entity. There are no regulations in place that would prevent a large holder of bitcoin or a group of holders from selling their bitcoin which could depress the price of bitcoin or otherwise attempting to manipulate the price of bitcoin or the Bitcoin Network. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” These holders have the ability to manipulate the price of bitcoin. Events that reduce user confidence in bitcoin, the Bitcoin Network and the fairness of bitcoin trading venues could have a negative impact on the price of bitcoin. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin.
From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of miners or validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the software, may be created. This is often referred to as a “fork.” The creation of a “fork” or a substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin. Network contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by the Bitcoin Network, could adversely affect an investment in a Fund.

Bitcoin Blockchain’s protocol may contain flaws that can be exploited by attackers. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of bitcoin and therefore the value of an investment of a Fund.
Bitcoin was developed as an alternative payment system but has not yet achieved this objective, which may adversely affect its value. The emergence of other public blockchains that are similarly designed to serve as an alternative payment system, such as those focused on privacy through the use of zero-knowledge cryptography, may negatively impact on the demand for and value of bitcoin and an investment in a Fund. The common impediments and/or disadvantages to adopting the Bitcoin Blockchain as a payment network include, but are not limited to, the slowness of transaction processing and finality, variability of transaction fees, and volatility of bitcoin’s price.
The development and adoption of other blockchains, such as the Ethereum blockchain, may compete with bitcoin and result in a reduction in the use of bitcoin and the Bitcoin Blockchain. The sophisticated and multi-use nature of the Ethereum blockchain and the fact that the absolute amount of ether is limited may result in greater adoption of the Ethereum blockchain by users, which may negatively affect the value of bitcoin and the Bitcoin Blockchain.
Further development and use of the Bitcoin Blockchain for its intended purpose are, and may continue to be, substantially dependent on “Layer 2” solutions (i.e., separate blockchains that extends the Bitcoin Blockchain and inherits the security guarantees of bitcoin in order to increase transaction throughput and reduce transaction fees), which may not be implemented correctly which may negatively impact the Bitcoin Blockchain and bitcoin.
The Bitcoin Network’s functionality relies on the internet. A significant disruption of internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and adversely affect a Fund. In addition, certain features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.
Investors may obtain additional information about the Grayscale Bitcoin Trust, including financial statements by visiting Grayscale’s website at https://grayscale.com/products/grayscale-bitcoin-trust/. Additional information can also be found on the SEC’s website at https://www.sec.gov/edgar/ searchedgar/companysearch.html.
Blockchain Technology Risk
Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. The risks associated with blockchain technology may not fully emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology.
The adoption of blockchain and the development of competing platforms or technologies could affect its usage. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. In addition, blockchain networks may undergo technological developments or upgrades. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets.
Lastly, technological developments may lead to technical or other flaws (including undiscovered flaws) in the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, or by which the validity of a copy of such blockchain can be proven, or the development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the blockchain systems, all of which could negatively impact Fund shares.
Collateralized Loan Obligations Leveraging Risk—Multi-Disciplinary Income Fund
CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Multi-Disciplinary Income Fund. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Multi-Disciplinary Income Fund’s investments were not leveraged.

Collateralized Loan Obligations Manager Risk—Multi-Disciplinary Income Fund
CLO managers are responsible for selecting, managing, and replacing the underlying collateral assets within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO debt tranches in which the Multi-Disciplinary Income Fund invests.
Collateralized Loan Obligations Risk—Multi-Disciplinary Income Fund
A CLO is a securitization vehicle collateralized by a pool of credit-related assets. Generally, these assets are below investment grade and are subject to greater credit risk, price volatility and risk of loss than investment grade securities. CLO securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. The extent of these risks depends largely on the type of securities used as collateral and the tranche of the CLOs in which the Multi-Disciplinary Income Fund invests. In addition, CLOs are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.
Covenant Lite Corporate Loans Risk—Multi-Disciplinary Income Fund
Certain underlying corporate loans in which the Multi-Disciplinary Income Fund may invest on a direct basis and/or indirectly through an investment in a CLO debt tranche, may be “covenant lite”, which have few or no financial maintenance covenants that would require a borrower to maintain. As a result, there may be delays in enforcing interests in such covenant lite securities, which may result in losses and adversely affect the Multi-Disciplinary Income Fund.

Convertible Securities Risk—All Funds, except the Multi-Disciplinary Income Fund
Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

Crypto Asset Exposure Risk—All Funds, except the Multi-Disciplinary Income Fund
Crypto assets (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although crypto assets are an emerging asset class, they are not presently widely accepted as a medium of exchange. There are thousands of crypto assets, the most well-known of which is bitcoin.
Bitcoin or BTC was the first decentralized crypto asset. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Bitcoin Network allows people to exchange tokens of value, bitcoins, which are recorded on a public transaction ledger known as a blockchain. The Funds, except the Multi-Disciplinary Income Fund, may invest indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.
Individuals or organizations holding a large amount of crypto assets in which a Fund may invest indirectly (also known as “whales”) may have the ability to manipulate the prices of those crypto assets.
In addition to the general risks of investing in other investment vehicles, the value of a Fund’s indirect investments in crypto assets are subject to fluctuations in the value of the crypto asset, which can be highly volatile. The value of crypto assets is determined by the supply and demand for crypto assets in the global market for the trading of crypto assets, which consists primarily of transactions on crypto asset trading platforms. The value of crypto assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in crypto assets generally may not be based on fundamental analysis. A Fund’s exposure to crypto assets can result in substantial losses to a Fund.
Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage, without the oversight of a central authority or banks. The value of crypto assets are not backed by any government, corporation, or other identified body. Crypto assets are also susceptible to theft, loss and destruction.
Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by crypto assets into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of crypto assets, either of which could adversely impact the value of a Fund’s investment. In addition, to the extent market participants develop a preference for one crypto asset over another, the value of the less preferred crypto assets would likely be adversely affected. Crypto assets are a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of a Fund’s indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it for payments.

Crypto Asset Trading Platform Risk
Crypto assets trade on crypto asset trading platforms. The regulatory environment for crypto asset platforms continues to evolve and is less stringent than that for trading platforms for traditional assets. As a result, crypto asset trading platforms may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These crypto asset trading platforms can cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions. Crypto asset trading platforms may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Crypto asset trading platforms on which crypto assets are traded are or may become subject to enforcement actions by regulatory authorities. Crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, crypto asset trading platforms may be operating out of compliance with regulations, and many crypto asset trading platforms lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of crypto assets on crypto asset trading platforms may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.
Crypto Asset Industry Risk
The crypto asset industry is a newer, speculative, and still-developing industry that faces many risks. The crypto asset industry may still be experiencing a bubble or may experience a bubble again in the future. For example, in the first half of 2022, each of Celsius Network, Voyager Digital Ltd., and Three Arrows Capital declared bankruptcy, resulting in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. In November 2022, FTX Trading Ltd. (“FTX”), one of the largest digital asset platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency, which were subsequently corroborated by its CEO. Shortly thereafter, FTX’s CEO resigned and FTX and many of its affiliates filed for bankruptcy in the United States, while other affiliates have entered insolvency, liquidation, or similar proceedings around the globe, following which the U.S. Department of Justice brought criminal fraud and other charges, and the SEC and CFTC brought civil securities and commodities fraud charges, against certain of FTX’s and its affiliates’ senior executives, including its former CEO. In addition, several other entities in the crypto asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. In response to these events, the prices of crypto assets have experienced extreme volatility and other entities in the crypto asset industry have been negatively affected, further undermining confidence in the crypto asset industry. It is possible that similar events could occur in the future which would undermine confidence in the crypto asset industry and negatively affect the value of crypto assets. It is not possible to predict at this time all of the risks that they may pose to a Fund, its service providers or to the crypto asset industry as a whole.
Factors affecting the further development of crypto assets include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of crypto assets and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets.
Crypto Asset Regulatory Risk
In particular, crypto asset markets in the U.S. exist in a state of regulatory uncertainty. Regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of a Fund’s indirect investments in crypto assets. As crypto assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by crypto assets to investors. In addition, the Securities and Exchange Commission, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain types of crypto assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.
A Fund’s exposure to crypto assets may change over time and, accordingly, such exposure may not be represented in a Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in crypto assets are uncertain, and a direct or indirect investment in crypto assets may produce non-qualifying income.
Credit/Default Risk—Multi-Disciplinary Income Fund
The Multi-Disciplinary Income Fund is subject to the risks associated with the credit quality of CLO debt tranches and corporate loans. Credit quality measures the likelihood that the obligor will be able to meet its debt service obligations. Credit risk is the risk that an obligor will be unable to make principal and interest payments when due, or default on its obligations. Most CLO debt tranches and corporate loans which would be considered for investment by the Multi-Disciplinary Income Fund, will have credit ratings issued from NRSROs such as S&P Global, Fitch, and Moody’s. These NRSROs assign ratings to the obligor by assessing the likelihood of issuer default.
Currency Risk—All Funds
Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively impact an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large and unpredictable and can last for extended periods. Absent other events that could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in value of a foreign currency generally can be expected to increase the value of a foreign-currency denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security. Although a Fund may invest in securities denominated in foreign currencies, its Fund securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Funds investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. Currency risk may be particularly high to the extent that a Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging markets countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Cybersecurity Risk
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause a Fund, the Investment Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of a Fund, the Investment Adviser or a Fund’s other service providers, have the ability to cause disruptions and negatively impact the fund’s business operations, including the ability to purchase and sell Fund shares, potentially resulting in financial losses to the Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of fund shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its respective shareholders could be negatively impacted as a result.
Derivatives Risk – All Funds, except the Spin-Off Fund
Each Fund may invest in derivatives such as options. The successful use of these investment practices depends on the Investment Adviser’s ability to forecast stock price movements correctly. Should stock prices move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions, or may realize losses, and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded options, there are no daily price fluctuation limits for certain options, and adverse market movements could therefore continue for an unlimited extent over a period of time. In addition, the correlation between movements in the prices of options and movements in the prices of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.
A Fund’s ability to dispose of its positions in options, depends on the availability of liquid markets in such instruments. Markets in options with respect to a number of types of securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that

(1) an option purchased by a Fund would have to be exercised in order for the Fund to realize any profit and (2) a Fund may not be able to sell portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, upon exercise. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, the ability to engage in options transactions may be limited by tax considerations and the use of certain hedging activities may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.
The Paradigm Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and that an investor may look only to the broker or counter-party for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission. The use of derivatives is subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires certain funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are required to comply with Rule 18f-4 and have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.
Distressed Securities Risk—Spin-Off Fund
Financially distressed securities involve considerable risk that can result in substantial or even total loss of the Fund’s investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in bankruptcy or reorganization proceedings. Such investments may also be adversely affected by U.S. federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities. In addition, the spread between the bid and asked prices of such securities may be greater than normally expected and it may take a number of years for the market prices of such securities to reflect their intrinsic values.
Emerging Markets—All Funds
The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (“MSCI”) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Funds’ ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.
Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Funds invest.
Event-Driven Risk—Spin-Off Fund
The Investment Adviser’s evaluation of the outcome of a proposed spin-off or corporate restructuring may prove incorrect and the Fund’s return on an investment may be negative. Even if the Investment Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. These risks may be realized for a variety of reasons, such as the inability to finance a transaction, lack of regulatory approval from state, federal or international agencies or failure of shareholders to approve a transaction. In addition, the ability of a shareholder activist holding company to effectuate a spin-off or restructuring is subject to the same risks and the Investment Adviser’s evaluation of such a company’s capabilities may be incorrect.

Equity Risk—Spin-Off Fund
The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines.
Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Exchange-Traded Funds (ETFs) – All Funds, except the Spin-Off Fund
ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Actively-managed ETFs may not meet their investment objective based on an ETF’s investment adviser success or failure to implement strategies for the ETF and/or the investment adviser’s ability to control the ETF’s level of risk. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, each Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
Fixed Income Risk – Multi-Disciplinary Income Fund
Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully herein, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Additionally, investments in fixed income securities are subject to the following risks:
◦    Prepayment Risk. CLO debt tranches and corporate loans are subject to prepayment risk. During periods when credit spreads are contracting a callable CLO debt tranche or corporate loan held by the Multi-Disciplinary Income Fund may be “called” and repaid before its stated maturity, and the Multi-Disciplinary Income Fund may have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Multi-Disciplinary Income Fund’s income. CLOs are also typically structured such that, after a specified time period (i.e., the non-call period), the majority investor(s) in the equity tranche can call (i.e., require the CLO issuer to redeem) the CLO debt tranches issued by the CLO in full, plus accrued interest. The Multi-Disciplinary Income Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Multi-Disciplinary Income Fund having to reinvest the proceeds in unfavorable market conditions, which in turn could cause a decline in the Multi-Disciplinary Income Fund’s income.
◦    Credit Risk of Underlying CLO Collateral. The ability of the underlying collateral assets held by the CLOs to generate sufficient cash flow to meet the debt service requirements of the CLO debt tranches on a full and timely basis when principal and/or interest payments are due, may be adversely affected by payment defaults of certain collateral assets held by the CLO.
◦    Extension Risk. During periods when credit spreads are increasing, certain CLO debt tranches may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Multi-Disciplinary Income Fund’s income and potentially in the value of its investments.
◦    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Multi-Disciplinary Income Fund may decline in value. Floating interest rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
◦    Floating Interest Rate Risk. CLO tranches and corporate loans have floating interest rates, and therefore their market price may be less sensitive to interest rate changes than securities with fixed interest rates but may still decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Since the Multi-Disciplinary Income Fund invests in floating rate CLO debt tranches and corporate loans, a decline in interest rates may result in a reduction of income and may adversely affect the value of the Multi-Disciplinary Income Fund’s shares. The interest rate for a CLO tranche resets quarterly and for corporate loans usually reset either monthly or quarterly, by reference to a benchmark interest rate index. The impact of interest rate changes on floating rate CLO investments and corporate loans is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations.
◦    Income Risk. The Multi-Disciplinary Income Fund’s income may decline if interest rates fall. This decline in income can occur because investments held by the Multi-Disciplinary Income Fund will have floating or variable interest rates.
◦    Privately Issued Securities Risk. The Multi-Disciplinary Income Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. Privately issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Multi-Disciplinary Income Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for the purposes of computing the Multi-Disciplinary Income Fund’s NAV due to the absence of an active trading market. The determinations of the fair value of the Multi-Disciplinary Income Fund investments may cause the Multi-Disciplinary Income Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Multi-Disciplinary Income Fund may ultimately realize on one or more of its investments. There can also be no assurance that a privately issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Multi-Disciplinary Income Fund, and its value may decline as a result.
Foreign Securities – All Funds, except the Multi-Disciplinary Income Fund
Investing in foreign securities can carry higher returns than those generally associated with U.S. investments. However, foreign securities may be substantially riskier than U.S. investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. A Fund may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.
Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, tariffs and trading disruptions, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/ or individuals may adversely affect a Fund's holdings or exposures. The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries. Additional risks include more or less government regulation, less public information, currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.
Futures Risks—All Funds, except the Multi-Disciplinary Income Fund and the Spin-Off Fund
There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.
Risks of Investing in Investment Grade Debt Securities and Below Investment Grade Debt Securities—All Funds, except the Spin-Off Fund
Investments in debt securities pose different risks than investments in equity securities. The value of fixed income securities generally will fall if interest rates rise and generally will rise if interest rates fall. The value of these securities may also fall as a result of other factors such as the performance of the issuer, the market perception of the issuer or general economic conditions. These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations. Fixed-income securities having longer maturities involve greater risk of fluctuations in value. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. The risks associated with changes in interest rates may have unpredictable effects on the markets and the Funds' investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund. Other types of securities also may be adversely affected from changes in interest rates. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
Investments in debt securities rated below investment grade, i.e., junk bonds, and unrated securities of comparable quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
IPO Risk—All Funds, except the Multi-Disciplinary Income Fund
IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of those shares without an unfavorable impact on the prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.
Internet Industry Concentration Risks—The Internet Fund
The value of the Internet Fund’s shares will be susceptible to factors affecting the Internet and Internet-related companies, such as heightened regulatory scrutiny and impending changes in government policies, which may have a material effect on the products and services of this industry. Furthermore, securities of companies in this industry tend to be more volatile than securities of companies in other industries. Competitive pressures and changing demand may have a significant effect on the financial condition of Internet and Internet-related companies. These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence. The occurrence of any of these factors, individually or collectively, may adversely affect the value of the Internet Fund’s shares and your investment in the Internet Fund. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. To the extent the Fund invests in companies that are involved in various aspects of artificial intelligence technologies, it is particularly sensitive to the risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation.
Large-Cap Company Risk—Spin-Off Fund
Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Leveraging Risk – All Funds, except the Spin-Off Fund
A Fund’s use of derivative instruments will have the economic effect of financial leverage. The use of leverage by the Investment Adviser may increase the volatility of a Fund. These leveraged instruments may result in losses to a Fund or may adversely affect a Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. A Fund may also use borrowed funds to create leverage. Although the use of leverage by a Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, a Fund’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, a Fund’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of a Fund’s assets, the Fund may not be able to liquidate assets quickly enough to pay off its borrowing. Using this investment technique may adversely affect a Fund’s NAV or total return.
Liquidity Risk
Liquidity risk refers to the possibility that a Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, a Fund may have to accept a lesser price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.
In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of a Fund to assign an accurate daily value to these investments may be difficult and the Investment Adviser may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with a Fund’s valuation procedures will in fact approximate the price at which such Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund’s last valuation for the security). Investors who purchase or redeem shares of a Fund on days when such Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified if a Fund holds a significant percentage of fair valued or otherwise difficult to value securities, such Fund may be particularly susceptible to the risks associated with valuation.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions or access additional means of liquidity, which would reduce the value of such Fund.
Management Risk – All Funds, except the Spin-Off Fund
Each Fund is actively managed and may not meet its investment objective based on the Investment Adviser’s success or failure to implement investment strategies for the Fund. The Investment Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve a Fund’s investment objective given actual market conditions.
Management and Strategy Risk—Spin-Off Fund
The value of your investment depends on the judgment of the Investment Adviser about the quality, relative yield, value or market trends affecting a particular security, issuer, sector or region, which may prove to be incorrect. Investment strategies employed by the Investment Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to that of other investments.

Market Risks
The NAV of each Fund will fluctuate based on changes in the value of its underlying portfolio. The securities markets are generally susceptible to volatile fluctuations. Market prices of securities in which each Fund invests may be adversely affected by an issuer’s having experienced losses or lack of earnings, or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by each Fund is also subject to the risk that a specific segment of the stock market may not perform as well as the overall market. Under any of these circumstances, the value of a Fund’s shares and total return will fluctuate, and your investment in the Fund may be worth more or less than your original cost when you redeem your shares. Advancements in technology may adversely impact markets and the overall performance of the Fund. For example, as artificial intelligence is used more widely, the profitability and growth of portfolio holdings may be impacted, which could significantly impact the overall performance of the Fund.
Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, tariffs and trading disruptions, including the imposition of sanctions or other similar measures, could adversely affect a Fund's investments. Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel and other countries in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect a Fund's investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Funds' ability to achieve their investment objectives, prevent the Funds from receiving payments otherwise due, increase diligence and other similar costs to the Funds, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Funds' performance.
Non-Diversification Risks—All Funds, except the Global Fund and the Multi-Disciplinary Income Fund
Each Fund, except the Global Fund and the Multi-Disciplinary Income Fund, is a non-diversified fund and therefore may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. In certain instances, the non-diversified funds may hold relatively substantial portions of their assets in the securities of a single issuer.
Other Investment Companies – All Funds, except the Spin-Off Fund
The Funds may invest in securities issued by other investment companies, including affiliated investment companies, to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Because other investment companies employ an investment adviser, such investments by each Fund may cause shareholders to bear duplicate fees.
Among other things, each Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 permits more types of fund-of-fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
Petroleum and Gas Sector Risk – All Funds, except the Multi-Disciplinary Income Fund
The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
Portfolio Borrowing Risks—All Funds, except the Spin-Off Fund
Each Fund may leverage its assets, subject to the provisions of the 1940 Act, to fund investment activities or to achieve higher returns. Each Fund may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. To reduce its indebtedness, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund.
Portfolio Turnover Risks—All Funds, except the Spin-Off Fund
Under certain circumstances a Fund may take advantage of short-term trading opportunities without regard to the length of time its securities have been held. This strategy often calls for frequent trading of a Fund’s securities in order to take advantage of anticipated changes in market conditions. Frequent trading by the Fund could increase the rate of its portfolio turnover, which would involve correspondingly greater expenses. Such expenses may include brokerage commissions or dealer mark-ups/mark-downs, as well as other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to shareholders. If a Fund realizes capital gains when it sells its portfolio investments, the Fund will make taxable distributions to shareholders to the extent of the net amount of such capital gains. For more information see the heading “Taxes.” The trading costs and tax effects associated with such portfolio turnover may adversely affect a Fund’s performance under these circumstances, and large movements of assets into and out of a Fund may negatively impact such Fund’s ability to achieve its investment objective or maintain its current level of operating expenses.
Preferred Stock Risk—Spin-Off Fund
Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Risks of Investing in Mutual Funds
All mutual funds carry risks that may cause you to lose money on your investment in one or more of the Funds. The following describes the primary risks to each Fund due to each Fund’s specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved.
Sector Concentration Risk – All Funds, except the Multi-Disciplinary Income Fund
Although the Funds will not concentrate their investments in any industries, the Funds may, at certain times, have concentrations in one or more sectors which may cause the Funds to be more sensitive to economic changes or events occurring in those sectors.
Securities Lending Risks—All Funds, except the Multi-Disciplinary Income Fund and the Spin-Off Fund
Each Fund, other than the Multi-Disciplinary Income Fund, may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements, amounting to no more than 33 1/3% of the total assets of each Fund (including any collateral posted) or 50% of the total assets of each Fund (excluding any collateral posted). Cash collateral may be invested by a Fund in short-term investments, including repurchase agreements and money market funds that meet the requirements of Rule 2a-7 of the 1940 Act. Repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. In the event that the original seller defaults on its obligation to repurchase, a Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, each Fund would suffer a loss if forced to sell such collateral in this manner. In addition, invested collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the collateral.
Regulations that took effect in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
Single Stock Concentration Risk—All Funds, except the Multi-Disciplinary Income Fund
Holding a large portion of its net assets in a single security or issuer exposes a Fund to various risks relating to that security or issuer and to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance. As of March 31, 2026, the Internet Fund, Global Fund, Paradigm Fund, the Small Cap Opportunities Fund and the Market Opportunities Fund each held a large concentration of its net assets in the Land Corporation. Because a large portion of the Land Corporation’s revenue is derived from oil and gas royalties, the performance of the Funds could be adversely affected if the underlying markets for oil or gas were to decline, thereby having a more significant impact on the Funds given the concentration in this holding.
Specific Strategy/Research Risk—Spin-Off Fund
The Investment Adviser and an affiliate of the Investment Adviser author and collaborate on research reports regarding spin-off related companies for institutional subscribers. Consistent with its compliance policies and procedures, the Investment Adviser may impose for a period of time an internal restriction in the trading in certain securities related to spin-off companies, corporate restructuring companies and/or their parent companies discussed in these research reports. As a result, the Fund may be prevented from trading in such securities at their optimal value or time as might otherwise have been permitted if such restrictions were not in effect. In addition, if subscribers to the research services buy or sell securities that are described in the reports, it could potentially have an adverse effect on the price of securities bought or sold by the Fund.

Risks of Investment in Small and Medium-Size Companies—All Funds, except the Multi-Disciplinary Income Fund
Investing in companies with small or medium-size capital structures (generally a market capitalization of $5 billion or less) often involve more risks than investing in larger companies as small and medium-sized companies have narrower markets and more limited managerial and financial resources than do larger, more established companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger, more established companies. If a Fund is heavily invested in these securities and the value of these securities suddenly declines, the NAV of that Fund and your investment in the Fund will be more susceptible to significant losses.
Subsidiary Risk—All Funds, except the Multi-Disciplinary Income Fund
Each Fund makes investments through a wholly-owned Subsidiary organized under the laws of Delaware and/or the Cayman Islands. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by a Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of a Subsidiary will be achieved.
Each Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, each Fund wholly-owns and controls its Subsidiaries, making it unlikely that a Subsidiary will take action contrary to the interests of a Fund and its shareholders. The Board has oversight responsibility for the investment activities of each Fund, including its investment in each Subsidiary, and each Fund’s role as sole shareholder of its Subsidiaries. Each Fund and its corresponding Subsidiaries will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of a Subsidiary, each Subsidiary will follow the same compliance policies and procedures as its Fund.
Changes in the laws of Delaware, the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiaries to operate as described in this Prospectus and could adversely affect a Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiaries. If Cayman Islands law changes such that the Cayman Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk—All Funds, except the Multi-Disciplinary Income Fund
To qualify as a RIC, the Funds must, among other things, derive at least 90% of their gross income for each taxable year from sources treated as “qualifying income” under Subchapter M. Although qualifying income does not include income derived directly from commodities – the IRS has issued guidance that bitcoin is to be treated for U.S. federal income tax purposes as “property,” which thus could be considered a commodity, and the Funds, therefore will restrict their gross income from direct investments therein (including shares of the Grayscale Bitcoin Trust) to a maximum of 10% of its gross income for each taxable year — the Funds’ investment in the Subsidiaries is expected to provide the Funds with indirect exposure to the Grayscale Bitcoin Trust within the limitations of the U.S. federal tax requirements of Subchapter M.
The investment of up to 25% of a fund’s assets in a foreign subsidiary such as a Cayman Subsidiary is a structure that has been used by a number of RICs as a way of indirectly making commodities-related investments that would not generate qualifying income if they were made directly by the RIC or directly by an entity classified as a partnership for U.S. federal income tax purposes in which the RIC invests. Section 851(b) of the Internal Revenue Code provides that income earned by a controlled foreign corporation (a “CFC”), such as a Cayman Subsidiary, will be treated as qualifying income for a RIC provided that CFC distributes those earnings out to the RIC each year. The IRS previously issued a number of private letter rulings to other funds ruling that income derived from a fund’s investment in a CFC such as a Cayman Subsidiary will generally constitute qualifying income for the fund, even if (a) the CFC itself engages in transactions that would not generate qualifying income if they were engaged in by the fund itself and (b) the earnings of the CFC are not distributed to the fund each year. In 2011, however, the IRS suspended the issuance of such private letter rulings pending further review of the subject. The IRS has issued regulations that provide that where distributions are received from a CFC, amounts included in gross income pursuant to subpart F income rules are considered as dividends and therefore qualifying income. In addition, these regulations provide that subpart F income that is included in a Fund's gross income by virtue of its investment in the Subsidiary is qualifying income to the extent derived with respect to a Fund's business of investing stock, securities or currencies (even if not distributed currently).
If, however, the IRS were to determine that income derived from a Fund’s investment in its Cayman or Delaware Subsidiary does not constitute qualifying income and if such positions were upheld by a court, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, that Fund might cease to qualify as a RIC and could be required to reduce its exposure to such investments. In a Senate subcommittee hearing on the subject of RIC commodities-related investments in 2012, Senator Levin, the subcommittee chairman, expressed the view that a wholly-owned foreign subsidiary such as a Cayman Subsidiary, which is used by a RIC to make investments or otherwise to engage in transactions that the RIC could not accomplish directly under the applicable tax rules, should be disregarded as a separate entity for U.S. federal income tax purposes. Senator Levin’s view was not endorsed by the IRS Commissioner and the Treasury Acting Assistant Secretary for Tax Policy in their hearing testimony and their post-hearing responses to supplemental questions from Senator Levin. If the IRS were ultimately to adopt such a view, however, with respect to the Cayman or Delaware Subsidiary, and if that position were to be sustained by the courts, a Fund might fail to meet the 90% qualifying income test and therefore might not qualify as a RIC. In that event, that Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Valuation Risk—All Funds
The sales price a Fund could receive for any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities or other investments, such as bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of a Fund's investments involves subjective judgment. A Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Shares of the Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of the Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
Volatility Risk—All Funds
A Fund may have investments, including but not limited to bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause a Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Warrant and Rights Risk—Spin-Off Fund
A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Unlike a convertible debt security or preferred stock a warrant does not pay fixed dividends. A warrant may lack a liquid secondary market for resale. The price of a warrant may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently (in which case the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant). The failure to exercise subscription rights to purchase common shares would result in the dilution of the Fund’s interest in the issuing company.

ReFlow Liquidity Program—All Funds, except the Multi-Disciplinary Income Fund
The Funds participate in the ReFlow Liquidity Program, which is designed to provide an alternative liquidity source for mutual funds. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds (including the Funds) with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. The Funds are not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s available cash to participating funds is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases or at the end of a maximum holding period determined by ReFlow (currently eight days), or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.
For use of the ReFlow service, Funds pay a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Funds may submit a bid at a higher fee rate. The actual fee rate that may be charged to the Funds may be higher than the minimum rate. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in a Fund and may request that such redemption be met in-kind. The Funds expect to satisfy such redemption requests in kind.
ReFlow purchases Fund shares at net asset value and will not be subject to a Fund’s investment minimum. In addition, the Fund has waived application of redemption fees with respect to redemptions of Fund shares by ReFlow. The Board has approved the Funds’ use of the ReFlow Liquidity Program.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ SAI. Each Fund files its portfolio holdings with the SEC and the holdings are publicly available twice each fiscal year on Form N-CSR (with respect to each annual and semi-annual period) and twice each fiscal year on Form N-PORT (with respect to the first and third quarters of the Funds' fiscal year). The annual and semi-annual reports are available by contacting Kinetics Mutual Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 or calling 1-800-930-3828. In addition, the Company may publish on its webpage (www.kineticsfunds.com) month-end (a) top twenty portfolio holdings of each Fund and the percentage that each holding represents of the Fund’s net assets, (b) top five performing and bottom five performing portfolio holdings of each Fund, and (c) for Funds that primarily invest in derivatives, cash and fixed income instruments, the top ten (10) derivative and top ten (10) fixed income holdings, along with their respective percentage of net assets in each Fund, in all cases no earlier than twenty calendar days after the end of each calendar quarter. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Part F of Form N-PORT with the SEC or until the next month in which portfolio holdings are posted in accordance with the above policy.
Management of the Funds
Investment Adviser
Each Fund’s investment adviser is Horizon Kinetics Asset Management LLC (“Horizon Kinetics” or the “Investment Adviser”), 1270 Avenue of the Americas, 27th Floor, New York, NY 10020. The Investment Adviser provides investment advisory services to a family of seven mutual funds with discretionary management authority over approximately $2.13 billion in assets as of December 31, 2025. The Investment Adviser is a wholly-owned subsidiary of Horizon Kinetics Holding Corporation, a publicly traded company.
The Investment Adviser conducts investment research and supervision for each Fund and is responsible for the purchase and sale of securities for each Fund. The Investment Adviser is entitled to receive an annual fee from each Fund for its services of 1.25% of each Fund’s average daily net assets, except with respect to the Multi-Disciplinary Income Fund and the Spin-Off Fund, for which the Investment Adviser is entitled to receive an annual fee for its services of 1.00% of each Fund’s average daily net assets. [Effective as of April 30, 2023, the Investment Adviser agreed to reduce the management fee for the Multi-Disciplinary Income Fund from 1.25% to 1.00%.] Additionally, effective as of April 30, 2023, the Investment Adviser has agreed to waive 0.75% of the 1.00% management fee for the Multi-Disciplinary Income Fund through April 30, 2027. As a result of fee waivers for certain Funds, the advisory fees paid to the Investment Adviser for the fiscal year ended December 31, 2025, were as follows:

Advisory Fees (as a percentage of average net assets)
Internet Fund	1.25%
Global Fund	0.81%
Paradigm Fund	1.25%
Small Cap Opportunities Fund	1.23%
Market Opportunities Fund	0.97%
Multi-Disciplinary Income Fund	0.01%
Spin-Off Fund	1.00%

Prior to January 1, 2027, each Fund, except with respect to the Spin-Off Fund, was a “feeder” fund that invested all of its assets in a corresponding series of the Kinetics Portfolios Trust (each, a “Master Portfolio” and collectively, the “Master Portfolios”), which had the same investment objective and strategies as each Fund. Effective January 1, 2027, each Fund ceased to invest in the corresponding Master Portfolio as part of a “master/feeder” structure and instead operates as a stand-alone fund. In connection with this restructuring, the Company, on behalf of each Fund, entered into an investment advisory agreement with the Investment Adviser, the terms of which are identical to the investment advisory agreement between the Investment Adviser and Kinetics Portfolios Trust, on behalf of the Master Portfolios, including the advisory fees.
A discussion regarding the basis of the Company’s Board of Directors’ approval of the investment advisory agreement for each Fund, except the Spin-Off Fund, will be available in the Company’s Form N-CSR for the period ended December 31, 2026. A discussion regarding the basis of the Company’s Board of Directors’ approval of the investment advisory agreement for the Spin-Off Fund is included in the Spin-Off Fund’s Form N-CSR dated June 30, 2026.
Horizon Kinetics, as the Investment Adviser to each Fund, is engaged in a broad range of portfolio management, portfolio advisory and other business activities. Horizon Kinetics’ services are not exclusive to the Funds and nothing prevents it, or any affiliates, from providing similar services to other investment funds and other clients (whether or not their investment objectives, strategies, or criteria are similar to those of a Fund) or from engaging in other activities.
Members of the Investment Team
Steven Bregman and Peter Doyle, as the Co-Chief Investment Officers for Horizon Kinetics Holding Corporation, the parent company to the Investment Adviser, generally oversee the management of each Fund’s investment team. The following persons are members of an investment team: Peter B. Doyle, Steven Bregman, Steven Tuen, James Davolos, Brandon Colavita, Matthew Houk and Darryl Monasabian. Each person’s role varies from Fund to Fund as indicated in the table below. Each investment team member is an employee of the Investment Adviser.
The Portfolio Manager(s) of a Fund are responsible for the day-to-day management of the applicable Fund. Each investment team member serves as a research analyst. While the investment team discusses investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides with the Fund’s Portfolio Manager(s).

	The Internet Fund	The Global Fund	The Paradigm Fund	The Small Cap Opportunities Fund	The Market Opportunities Fund	The Multi-Disciplinary Income Fund	The Kinetics Spin-Off and Corporate Restructuring Fund
Peter B. Doyle	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Steven Tuen	Investment Team Member	Co-Portfolio Manager	N/A	N/A	N/A	N/A	N/A
Steven Bregman	Investment Team Member	Investment Team Member	Co-Portfolio Manager	Investment Team Member	Investment Team Member	N/A	Co-Portfolio Manager
James Davolos	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	N/A	Co-Portfolio Manager
Brandon Colavita	Co-Portfolio Manager	N/A	N/A	N/A	Co-Portfolio Manager	N/A	N/A
Matthew Houk	N/A	N/A	N/A	Co-Portfolio Manager	N/A	N/A	N/A
Darryl Monasebian	N/A	N/A	N/A	N/A	N/A	Co-Portfolio Manager	N/A

Peter B. Doyle is the Chairman of the Board of the Company and is the Co-Chief Executive Officer of the Investment Adviser with over 40 years of investing experience. In 1994, he co-founded Horizon Asset Management Inc. (“Horizon”), and in 1996 he co-founded Kinetics Asset Management Inc., the predecessor company to the Investment Adviser (“Kinetics”). In May 2011, Horizon and Kinetics merged, thereby resulting in the formation of Horizon Kinetics Asset Management LLC (the “Investment Adviser”). Mr. Doyle is also a Portfolio Manager to ETFs, a closed-end fund, private funds, and separately managed accounts managed by the Investment Adviser. Mr. Doyle is a member of the firm’s Investment Committee, which is responsible for general oversight of all portfolio management decisions across the Investment Adviser. In addition to other outside business activities, Mr. Doyle is a Vice President of FRMO Corp., a publicly traded affiliate of the Investment Adviser.
Steven Bregman is the Co-Chief Executive Officer for the Investment Adviser with over 40 years of investing experience. In 1994, he co-founded Horizon, which merged with Kinetics in May 2011, resulting in the formation of the Investment Adviser. Mr. Bregman is a member of the firm’s Investment Committee, which is responsible for general oversight of all portfolio management decisions across the Investment Adviser. In addition to other outside business activities, Mr. Bregman is also the President and CFO of FRMO Corp., a publicly traded affiliate of the Investment Adviser, and is a member of the Board of Directors of Winland Holdings Corporation, a publicly traded holding company to several subsidiary companies.
Brandon Colavita joined the Firm in 2014 and currently serves as Co-Portfolio Manager of the Horizon Kinetics Blockchain Development ETF, along with several other registered investment companies. Mr. Colavita is involved in developing research, generating investment ideas and performing portfolio analytics for many of the Firm's investment products. He previously held positions within the Firm’s Client Service & Business Development and Wholesaling teams. Mr. Colavita received a B.S. in Economics from The Wharton School of the University of Pennsylvania where he was also a member of the football team. Mr. Colavita is a CFA® charterholder.

James Davolos joined the Investment Adviser as an analyst in 2005, and is a Portfolio Manager for the Inflation Beneficiaries ETF (“INFL”), along with several mutual funds, ETFs, private funds and separately managed accounts managed by the Investment Adviser.
Steven Tuen joined the Investment Adviser in 1999 as a research analyst. He is a Portfolio Manager for several mutual funds and ETFs managed by the Investment Adviser. In addition to his portfolio manager responsibilities, Mr. Tuen is responsible for conducting and authoring research on behalf of the Investment Adviser.
Matthew Houk joined the Investment Adviser as a research analyst in 2008 and began serving as a Portfolio Manager in 2012. Mr. Houk is also the Chairman, Chief Executive Officer, and Chief Financial Officer of Winland Holdings Corporation, a publicly trading holding company to several subsidiary companies. He is also a member of the Board of Directors of Lamington Road DAC and Bonterra Resources Inc. Prior to joining the Investment Adviser, Mr. Houk held various positions at Goldman, Sachs & Co.
Darryl Monasebian has been a Portfolio Manager of the Investment Adviser since June 2022 with deep experience managing portfolios of collateralized loan obligations. Before joining the Investment Adviser, Mr. Monasebian served as an Executive Vice President at Oxford Funds, LLC from 2005 to June 2022. Prior to that, he held several positions including a Director in the Merchant Banking Group at BNP Paribas, a Director at Swiss Bank Corporation, a Senior Account Officer at Citibank, and an Investment Analyst in the Corporate Investments Department at Metropolitan Life Insurance Company. Mr. Monasebian has over 30 years of professional experience.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.
Spin-Off Fund Expenses
The Spin-Off Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent directors; insurance (including directors’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.
The Investment Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25%, 1.25% and 1.45% of the average daily net assets of the Advisor Class A Shares, Advisor Class C Shares, Institutional Class Shares and No Load Class Shares, respectively. This agreement is in effect until April 30, 2027, and it may be terminated before that date only by the Company’s Board of Directors.
Any reduction in advisory fees or payment of the Fund’s expenses made by the Investment Adviser in a fiscal year may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Investment Adviser so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for a fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived or Fund expenses paid by the Investment Adviser and will not include any amounts previously reimbursed to the Investment Adviser by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Investment Adviser is entitled to any reimbursement of fees and/or Fund expenses.
Valuation of Fund Shares
Shares of each Class of each Fund are sold at NAV per share, plus any applicable sales charge, which is determined by each Fund as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (the “Exchange”) is open for unrestricted business. The Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr.’s Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase and redemption requests are priced at the next NAV per share calculated after receipt and acceptance of a completed purchase or redemption request. The NAV for each Class of shares of each Fund is determined by dividing the value of the Fund’s securities, cash and other assets attributable to that Class, minus all expenses and liabilities attributable to that Class, by the number of shares outstanding of that Class. The NAV for a Class of shares of a Fund takes into account the expenses and fees of that Class, including management, administration, distribution and shareholder servicing fees, which are accrued daily.
Each Fund’s equity securities are valued each day at the last quoted market sale price on the securities’ principal exchange. If there is no sales price, a security is valued at the last reported bid price. Securities listed on the Nasdaq Stock Market, Inc., however, are valued using the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported bid price. If market quotations are not readily available or if events occur that may significantly affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the Exchange, securities will be valued at their fair value as determined in good faith in accordance with procedures adopted by the Investment Adviser and approved by the Board of Directors. The Board has designated the Investment Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight. Situations involving significant events may include those where: a security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. See “Trading in Foreign Securities.” Each Fund may use independent pricing services to assist in calculating the NAV per share of such Fund.
Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then a quote is provided by one of the authorized pricing vendors. If neither a composite price or quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. Securities that have no public market and all other assets of a Fund are considered at such value as the Investment Adviser, as valuation designee, may determine in good faith, in accordance with a Fund’s valuation procedures, as approved by the Company’s Board of Directors.
A Fund’s debt obligations (including convertible securities) that are either investment grade or non-investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments such as repurchase agreements, demand notes, and money market mutual funds are traded at cost and there are no market values available for those instruments from third parties. Those instruments are priced at cost. Debt securities that are not priced by an independent third party pricing agent shall be valued (a) at the last sale price if such last sale occurred within the previous five business days, and (b) if there was no sale price during the previous five business days, at the average of the bids, or the sole bid if there is only one. Debt securities and other securities which, in the judgment of the Investment Adviser, do not properly represent the value of a security will be valued at their fair value as determined in good faith by the Investment Adviser, as valuation designee, in accordance with procedures adopted by the Investment Adviser and approved by the Company’s Board of Directors.
Fair valuation of securities introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Investment Adviser compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.
Trading in Foreign Securities
Trading in foreign securities may be completed at times when the Exchange is closed. In computing the NAV per share of each Fund, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is principally traded or as of the scheduled close of trading on the Exchange, whichever is earlier, at the closing sales prices provided by approved pricing services or other alternate sources. In the absence of sales, the last available closing bid will be used. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser, as valuation designee. Values of foreign securities are translated from the local currency into U.S. dollars on the basis of the foreign currency exchange rates, as provided by an independent pricing service or reporting agency, generally prior to the close of the Exchange. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the Exchange, which events would not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by the Investment Adviser, as valuation designee.

How to Purchase Shares
In General

Advisor Class A, Advisor Class C and No Load Class Shares
Advisor Class A shares, Advisor Class C shares and No Load Class shares of the Internet Fund, the Global Fund, the Paradigm Fund, the Small Cap Fund, the Market Opportunities Fund, the Multi-Disciplinary Fund and the Spin-Off Fund, as applicable, are sold at NAV plus any applicable sales charge, and will be credited to a shareholder’s account based on the NAV per share next computed after an order and payment is received. The minimum initial investment for both regular accounts and individual retirement accounts is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types. The Company reserves the right to vary or waive any minimum investment requirement. Each Fund reserves the right to reject any purchase order if, in its opinion, it is in the Fund’s best interest to do so. A service fee of $25 will be deducted from a shareholder’s Fund account, in addition to any loss sustained by the Fund, for any purchases that do not clear. Your order will not be accepted until a completed New Account Application is received by the Funds or their transfer agent, U.S. Bank Global Fund Services (in such capacity, the “Transfer Agent”). The Internet Fund, the Global Fund, the Paradigm Fund, the Small Cap Fund, the Market Opportunities Fund and the Spin-Off Fund have waived the initial minimum investment amounts for Fund shares purchased pursuant to the ReFlow Liquidity Program, as described in more detail above.
Institutional Class Shares
Institutional Class shares of the Paradigm Fund, the Small Cap Fund, the Market Opportunities Fund and the Spin-Off Fund are sold to institutions, such as banks, trust companies, thrift institutions, corporations and mutual funds, that are purchasing shares on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account level asset-based, management fees. If you are purchasing Institutional Class shares through a financial institution, you must follow the procedures established by your institution. Your financial institution is responsible for sending your purchase order and wiring payment to the transfer agent, U.S. Bank Global Fund Services (in such capacity, the “Transfer Agent”). Your financial institution holds the shares in your name and receives all confirmations of purchases and sales. Financial institutions placing orders for themselves or on behalf of their customers should call the Funds toll free at 1-800-930-3828, or follow the instructions below under “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”
Institutional Class shares of the Paradigm Fund, the Small Cap Fund, the Market Opportunities Fund and the Spin-Off Fund are sold at NAV, and will be credited to a shareholder’s account at the NAV per share next computed after an order and payment is received. The minimum initial investment is $1,000,000. There is no minimum on subsequent investments for all account types. The Company reserves the right to vary or waive any minimum investment requirement, including for brokers or agents who invest in the Funds across multiple client accounts if the aggregate investment equals or exceeds $1,000,000. Each Fund reserves the right to reject any purchase order if, in its opinion, it is in the Fund’s best interest to do so. A service fee of $25 will be deducted from a shareholder’s Fund account, in addition to any loss sustained by the Fund, for any purchases that do not clear. Your order will not be accepted until a completed New Account Application is received by the Funds or the Transfer Agent.
UBS Financial Services, Inc. (“UBS-FS”), pursuant to an agreement with the Paradigm Fund, the Small Cap Fund, the Market Opportunities Fund and the Spin-Off Fund, may make Institutional Class Shares available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in a Fund’s Institutional Class Shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for Institutional Class Shares is waived for transactions through such brokerage platforms at UBS-FS.
Investing by Telephone
If you have accepted the Telephone and Internet Options on the applicable New Account Application (the “Application”) and your account has been open for seven business days, you may purchase additional shares by telephoning a Fund toll free at 1-800-930-3828. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. Your purchase will take place at the NAV per share plus any applicable sales charge determined on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern Time.
During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
There is no minimum on telephone purchases. You may not make your initial purchase of a Fund’s shares by telephone.
Automatic Investment Plan
Once an account has been established, you may purchase shares of a Fund through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking, savings or bank money market account on a monthly basis. There is no minimum purchase amount in order to participate in the AIP.
To be eligible for the AIP, your bank must be a domestic institution that is an ACH member. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the AIP section on the Application or call the Transfer Agent at 1-800-930-3828 with any questions. The first AIP purchase will take place no earlier than seven business days after the Transfer Agent has received your request. Any request to change or terminate your AIP should be submitted to the Transfer Agent five days prior to the desired effective date of such change or termination. The Funds may modify or terminate the AIP at any time.
Purchase By Mail
To purchase a Fund’s shares by mail, simply complete and sign the Application and mail it, along with a check made payable to [NAME OF FUND], c/o Kinetics Mutual Funds, Inc., to:

Regular Mail	Overnight or Express Mail
Kinetics Mutual Funds, Inc. [NAME OF FUND] c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Kinetics Mutual Funds, Inc. [NAME OF FUND] c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
All purchases by check must be in U.S. dollars drawn on a bank located within the United States. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
Purchase By Wire
To open an account by wire, a completed Application is required before your wire can be accepted. You can mail or overnight deliver your Application to the Transfer Agent at the above address. Upon receipt of your completed Application, an account will be established for you. You will need to provide the assigned account number to your bank when instructing it to wire the funds. Your bank must include along with the wire the name of the Fund, the account number and your name so that monies can be correctly applied. To ensure proper application of wired funds, please call 1-800-930-3828 to notify the applicable Fund that the wire is coming. Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for delays resulting from the banking or Federal Reserve wire system. Please use the following wiring instructions:
Wire to:    U.S. Bank N.A.
    ABA Number:    075000022
    Credit:    U.S. Bancorp Fund Services, LLC
    Account:    112-952-137
    Further Credit:    Kinetics Mutual Funds, Inc.
[NAME OF FUND]
(Shareholder Name/Account Registration)
(Shareholder Account Number)
Subsequent Investments
You may add to your account at any time by purchasing shares by mail, by telephone, or by wire. You may also purchase additional shares online if you have established an online account. To purchase by mail, submit your check with the Invest by Mail form attached to your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. To purchase by telephone, call 1-800-930-3828 prior to 4:00 p.m. Eastern Time to place your order. To ensure proper application of wired funds, please call 1-800-930-3828 to notify the Fund that the wire is coming. All purchase requests must include your shareholder account number.
Individual Retirement Accounts
You may invest in any Fund by establishing a tax-sheltered IRA. Each Fund offers Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, and Coverdell Education Savings Accounts. For additional information on IRA options, please call 1-800-930-3828.

Investing Through Brokers or Agents
You may invest in each Fund through brokers or agents who have entered into selling agreements with the Funds’ distributor. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. A financial intermediary may impose different sales charge discounts. Sales charge discount variations for Advisor Class A shares and Advisor Class C shares specific to financial intermediaries are described in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations (“Appendix A”).
How to Redeem Shares
In General
You may redeem part or all of your shares of a Fund on any business day that the Fund calculates its NAV per share. To redeem Advisor Class A shares, Advisor Class C shares and No Load Class shares, you must contact the Fund in which you are invested either by mail or by phone to place a redemption order. Redemption requests may also be placed online if you have established an online account. Orders to sell or “redeem” Institutional Class shares should be placed with the same financial institution that placed the original purchase order in accordance with the procedures established by that institution. Your financial institution is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.
You should request your redemption prior to market close to obtain that day’s closing NAV. Redemption requests received after the close of the Exchange will be treated as though received on the next business day.
Each Fund will generally send redemption proceeds the next business day and, in any event, no later than seven days after the receipt of a redemption request in “good order” (see below). Please note, however, that when a purchase order has been made by check or electronic funds transfer through the ACH network, a Fund will not be able to send your redemption proceeds until the purchase amount has cleared. This may take up to 12 calendar days. This delay can be avoided by purchasing shares by wire.
The Funds may meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to redeem in-kind as described under “Additional Information.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on a Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions.
Redemption proceeds may be sent to the address of record, wired to a shareholder’s bank account of record, or sent via electronic funds transfer through the ACH network to the shareholder’s bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system. If the redemption proceeds are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings association, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer

Agents Medallion Program (“STAMP”), but not from a notary public. The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
    If you are requesting a change in account ownership;
    When redemption proceeds are payable or sent to any person, address or bank account not on record;
    Written requests to wire redemption proceeds (if not previously authorized on the account);
    When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right at their discretion to require a signature guarantee or signature validation in other circumstances. The Fund(s) reserve the right to waive any signature guarantee requirement at its/their discretion.
Written Redemption
You can execute most redemptions by furnishing an unconditional written request to a Fund in which you are invested to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Kinetics Mutual Funds, Inc. [NAME OF FUND] c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Kinetics Mutual Funds, Inc. [NAME OF FUND] c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Requests for redemption in “good order” must:
    indicate the name of the Fund;
    be signed exactly as the shares are registered, including the signature of each owner (including a signature guarantee when required);
    specify the number of shares or dollar amount to be redeemed; and

    indicate your account registration number.
Telephone Redemption
If you are authorized to perform telephone transactions (either through your Application or by subsequent arrangement in writing with a Fund) you may redeem shares in any amount by instructing the Fund in which you are invested by phone at 1-800-930-3828. A signature guarantee or signature validation may be required of all shareholders in order to add or change telephone redemption privileges on an existing account.
Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, each Fund will use reasonable procedures, such as requesting:
    your Fund account number;
    the name in which your account is registered;
    the social security or tax identification number under which the account is registered; and
    the address of the account holder, as stated in the Application.
Note: If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may make your redemption request in writing. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
Wire Redemption
Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a $15 fee per wire redemption against your account for this service. There is no minimum on wire redemptions.
Systematic Withdrawal Plan
If you own shares with a value of $10,000 or more ($5,000,000 for Institutional Class shares), you may participate in the Systematic Withdrawal Plan. The Systematic Withdrawal Plan allows you to make automatic withdrawals from your account at regular intervals (monthly, quarterly or annually). Proceeds can be mailed via check to the address of record, or sent via electronic funds transfer through the ACH system to your bank account if your bank is an ACH system member. If the date you select to have the withdrawal made is a weekend or holiday, the redemption will be made on the next business day. Money will be transferred from your Fund account to the account you chose at the interval you select on the Application. If you expect to purchase additional shares of a Fund, it may not be to your advantage to participate in the Systematic Withdrawal Plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions. There is no minimum on systematic withdrawals. Any request to change or terminate your Systematic Withdrawal Plan should be submitted to the Transfer Agent five days prior to the next scheduled withdrawal.

The Funds’ Right to Redeem an Account
Each Fund reserves the right to redeem the shares of any shareholder, other than a shareholder who is an active participant in the AIP, whose account balance is less than $1,000 for Advisor Class A shareholders or Advisor Class C shareholders, or less than $100,000 for Institutional Class shareholders, other than as a result of a decline in the NAV of a Fund. Each Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.
IRA Redemption
If you are an IRA shareholder, you must indicate on your written redemption request whether or not to withhold U.S. federal income tax. Requests that do not indicate a preference will be subject to withholding. Shares held in IRA accounts may be redeemed by telephone at 1-800-930-3828. Investors will be asked whether or not to withhold taxes from any distribution.
Householding
By signing the Application, you acknowledge and consent to the householding (i.e., consolidation of mailings) of regulatory documents such as prospectuses, and certain other shareholder documents. In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-800-930-3828 to request individual copies of documents; if your shares are held through a Financial Intermediary, please contact them directly. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.
Shareholder Inactivity/Lost Shareholder
It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in a Fund may be transferred to that state. Please contact the Transfer Agent toll-free at 1-800-930-3828 at least annually to ensure your account remains in active status.
Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information. You may also contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Redemption Fees
The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. In accordance with policies and procedures adopted by the Board of Directors of the Company, frequent purchases and redemptions of Fund shares are not encouraged but are generally permitted by the Funds. Such purchases and redemptions may have an adverse effect on other Fund shareholders, including, without limitation, the possibility of disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and possible dilution of the value of Fund shares held by long-term shareholders. The Company may, in its sole discretion, reject purchase orders when, in the judgment of management, such rejection is in the best interest of a Fund and its shareholders. The Funds assess a 2.00% fee on the redemption or exchange of Fund shares held for 30 days or less from the date of purchase. The fee is paid back to the Fund from which the investor redeemed to help offset any potential transaction costs.
The Funds will use the first-in, first-out method to determine the 30-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is 30 days or less, the redemption fee will be assessed.
The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ systematic programs, as these transactions are typically de minimis. This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account. The redemption fee will also not be assessed to accounts of the Investment Adviser or its affiliates used to capitalize the Funds as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Funds. In addition, the Funds are authorized to waive redemption fees for redemptions effected pursuant to asset allocation programs, wrap fee programs, other investment programs offered by financial institutions, and the Company reserves the right to lower or waive any redemption fee. Although frequent purchases and redemptions of Fund shares are generally permitted, the Funds only intend to waive redemption fees for redemptions the Funds reasonably believe do not raise frequent trading or market timing concerns.
The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.
Currently, the Funds are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of redemption, a Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should be assessed the redemption fee. Due to operational differences, a financial intermediary’s methods for tracking and calculating the redemption fee may differ in some respects from that of the Fund. If necessary, the Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediaries’ customers.
Notice of Customer Verification
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-930-3828 if you need additional assistance when completing your Application.

If we do not have a reasonable belief as to the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, each Fund reserves the right to redeem your account at the current day’s net asset value.
Exchange Privilege
If you have accepted the Telephone and Internet Options on the Application, you can exchange your shares in any Fund for shares of the same class of any other Fund offered by the Company, (e.g., Advisor Class A shares for Advisor Class A shares). If the exchange is requested via telephone, a $5 per exchange transaction cost will be assessed. You should carefully read the Prospectus of a Fund before exchanging shares into that Fund. Be advised that exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another Fund. Therefore, an exchange of Fund shares held for 30 days or less may be subject to a 2.00% redemption fee. See “Redemption Fees” above. Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise. You should request your exchange prior to market close to obtain that day’s closing NAV. Exchange requests received after the close of the Exchange will be treated as though received on the next business day. In all cases, shareholders will be required to pay a sales charge only once.
Call 1-800-930-3828 to learn more about the other funds or classes offered by the Company and about exercising your exchange privilege.
Distributions and Taxes
Distributions
Distributions (whether treated for U.S. federal income tax purposes as ordinary income, qualified dividend income, section 199A dividends, or long-term capital gains) to shareholders of each Fund are generally paid in the form of additional shares of the same Class of the Fund in which a shareholder is invested, with no sales charge, based on the NAV per share of that Class as of the close of business on the record date for such distributions. However, you may elect on the Application to receive distributions as follows:
Option 1: To receive income dividends and capital gain distributions in the form of additional Fund shares.
Option 2: To receive all income dividends and/or capital gain distributions in cash.
Option 3: To reinvest capital gain distributions in additional Fund shares, while receiving income distribution in cash.
Option 4: To reinvest all income dividends in additional Fund shares, while receiving capital gain distributions in cash.
You may change your dividend and capital gain distribution election in writing or by calling the Transfer Agent in advance of the next distribution.
Each Fund intends to pay any dividends from investment company taxable income and distributions representing capital gain at least annually, usually in December. Each Fund will advise each shareholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid in cash to the shareholder during the calendar year.

If you selected any distributions to be paid in cash and the U.S. Postal Service cannot deliver your distribution checks, or if your distribution checks remain uncashed for six months, the amount of such distribution will be reinvested in your account at the then current NAV of the appropriate Fund and your distribution election will be converted to the purchase of additional shares.
Taxes
The following is a summary of certain United States federal income tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the summary assumes you are a
U.S. citizen or resident or otherwise subject to U.S. federal income tax. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
Fund Distributions
Each Fund has qualified and intends to continue to qualify for U.S. federal tax purposes as a regulated investment company and to distribute substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise noted below, you will generally be subject to U.S. federal income tax on Fund distributions to you regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below. It is anticipated that most of the Multi-Disciplinary Income Fund’s distributions will be taxable as ordinary income.
Distributions attributable to the net capital gain of a Fund generally are taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 23.8% (inclusive of a 3.8% Medicare tax applicable to certain individuals, estates and trusts).
Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations. Also, distributions of income attributable to each Cayman Subsidiary will generally not be “qualifying dividends.”
Certain Funds may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to such Fund's investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by a Fund that are eligible to be treated as section

199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund's allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective U.S. federal income tax rate, provided they satisfied a holding period requirement for the Fund's shares and certain other conditions. For the lower rates to apply, a shareholder must have owned its Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund's ex-dividend date, but only to the extent that it is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.
Distributions from each Fund will generally be taxable to you in the taxable year in which they are paid, except distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31 of the declaration year. You will be notified annually of the tax status of distributions to you.
A portion of distributions attributable to investments in U.S. corporations paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of such dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities.
The Funds, except the Spin-Off Fund, may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, a Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of those foreign taxes paid by a Fund will be included in its shareholders’ income on a pro rata basis (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.
You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”
Sales and Exchanges
You will generally recognize taxable gain or loss for U.S. federal income tax purposes on a sale, exchange or redemption of your shares in a Fund, including an exchange of shares pursuant to a Fund’s exchange privilege, based on the difference between your tax basis in the shares and the proceeds you receive. Generally, you will recognize long-term capital gain or loss if you held your Fund shares for over twelve months at the time you dispose of them.
Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.
For shares acquired on or after January 1, 2012, a Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (the “IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your U.S. federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.
IRAs and Other Tax-Qualified Plans
One major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.
Backup Withholding
On the Application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding. If you (i) fail to provide a correct taxpayer identification number in the manner required; (ii) are subject to backup withholding by the IRS for failure to properly include on your return payments of taxable interest or dividends; or (iii) fail to certify that you are not subject to backup withholding when required to do so or that you are an “exempt recipient,” the IRS may, in certain cases, require a Fund to withhold a percentage of dividends, redemption or exchange proceeds allocable to you. Each Fund reserves the right to reject any Application that does not include a certified social security number or taxpayer identification number. The current backup withholding rate is 24%.
U.S. Tax Treatment of Foreign Shareholders
Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable income tax treaty with the United States (provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable, or other appropriate IRS form, to establish entitlement for these treaty benefits). In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital loss), dividends attributable to the Funds’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.
Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from a Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.
Each Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E, or other appropriate IRS Form W-8, that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.
All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in a Fund.
State and Local Taxes
You may also be subject to state and local taxes on distributions, sales, exchanges and redemptions. State income taxes may not apply, however, to any portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state in which you live. You should consult your tax adviser regarding the tax status of distributions in your state and locality.
Additional information relating to the Funds’ U.S. federal income taxation is provided in the SAI.
Distribution of Shares
Rule 12b-1 Plans
Each Fund has adopted separate Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which allows each Fund to pay distribution fees for the sale and distribution of its Advisor Class A shares and Advisor Class C shares, respectively. Under the 12b-1 Plan for Advisor Class A shares, the Fund may pay as compensation up to an annual rate of 0.50% of the average daily NAV of Advisor Class A shares to the distributor or other qualified recipients. At the present time however, the Advisor Class A shares pay 12b-1 fees equal to 0.25% of the average daily NAV. Under the 12b-1 Plan for Advisor Class C shares, the Fund may pay as compensation up to an annual rate of 0.75% of the average daily NAV of Advisor Class C shares to the distributor or other qualified recipients. As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Distributor
Kinetics Funds Distributor LLC (“KFD”), an affiliate of the Investment Adviser, 1270 Avenue of the Americas, 27th Floor, New York, NY 10020, is the distributor for the shares of the Funds. KFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of each Fund are offered on a continuous basis. For Advisor Class A shares, KFD, in its role as distributor and principal underwriter, receives the difference between any applicable sales charge and dealers reallowance.
Shareholder Servicing Agents
Pursuant to separate shareholder servicing plans for Advisor Class A shares, Advisor Class C shares and No Load Class shares, the Investment Adviser is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have written shareholder servicing agreements with the Investment Adviser and perform these functions on behalf of their clients who own shares of the Funds. For this service, the Investment Adviser receives an annual shareholder servicing fee from each Class equal to 0.25% of each Fund’s average daily net assets attributable to that Class.
Pursuant to separate shareholder servicing agreements for Institutional Class shares, the Investment Adviser has entered into shareholder servicing agreements under which the Investment Adviser may perform, or arrange for others to perform, certain shareholder functions. For these shareholder services, the Investment Adviser and/or shareholder servicing agents are entitled to receive an annual shareholder servicing fee in the amount of 0.20% of the average daily net assets attributable to the Institutional Class. The Investment Adviser has contractually agreed to waive and/or reimburse the portion of the shareholder servicing fee with respect to the Institutional Class in excess of 0.05% of the average daily net assets attributable to the Institutional Class until at least April 30, 2027. The Investment Adviser and/or its affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected shareholder servicing agents and other persons in connection with providing services to the holders of the Funds’ Institutional Class.
Arrangements with Certain Financial Institutions
The Investment Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated broker-dealers and other financial institutions (“Financial Institutions”) from time to time in connection with the sale, distribution, retention and/or servicing of shares of the Funds and other funds managed by the Investment Adviser or its affiliates. These payments are made out of the Investment Adviser’s, and/or its affiliates’, own assets and are not an additional charge to the Funds. The payments are in addition to the shareholder servicing fees described in this Prospectus. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide Financial Institutions or their employees with an incentive to favor sales of shares of the Funds over other investment options. You should contact your Financial Institution for more information about the payments it may receive and potential conflicts of interest.
Fund Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator to each Fund.
Custodian, Transfer Agent, Dividend Disbursing Agent and Fund Accountant
U.S. Bank N.A. serves as Custodian for each Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. Fund Services acts as each Fund’s Transfer Agent, Dividend Disbursing Agent and Fund Accountant.
Description of Classes
The Company has adopted a multiple-class plan that allows the Funds to offer one or more classes of shares. This Prospectus offers four Classes of shares of the Funds – Advisor Class A shares, Advisor Class C shares, Institutional Class shares and No Load Class shares, as applicable. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as discussed in this Prospectus and may have different share prices. The Funds’ Advisor Classes of shares are sold through broker-dealers and other financial intermediaries that provide investment services to the Funds’ shareholders. You should always discuss with your broker-dealer or financial advisor the suitability of your investment.
Set forth below is information about the manner in which the Funds offer Advisor Class A shares and Advisor Class C shares. A financial intermediary may offer Advisor Class A shares and Advisor Class C shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in Appendix A. All variations described in Appendix A are applied by the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Advisor Class A share and Advisor Class C shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult your financial intermediary with respect to any variations listed in Appendix A.
Advisor Class A Shares
Advisor Class A shares are retail shares that may be purchased by individuals or IRAs. With Advisor Class A shares, you will pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. Advisor Class A shares may impose a Rule 12b-1 fee of up to 0.50% (currently limited to 0.25%) of average daily net assets, which is assessed against the Advisor Class A shares of each Fund.
If you purchase Advisor Class A shares of a Fund you will pay the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. The sales charge is calculated as follows:

Amount of Transaction		Sales Charge as a % of Offering Price	Sales Charge as a % of Net Asset Value	Dealers Reallowance as a % of Offering Price
At Least	But Less than
$0	$50,000	5.75%	6.10%	5.25%
$50,000	$100,000	4.75%	4.99%	4.25%
$100,000	$250,000	3.75%	3.90%	3.25%
$250,000	$500,000	2.75%	2.83%	2.25%
$500,000	$1,000,000	2.25%	2.30%	1.75%
$1,000,000	and above	0.00%	0.00%	0.00%*
* If you purchase $1 million or more worth of Advisor Class A shares, you will pay no initial sales charge. A sales charge does not apply to shares that you purchase through reinvestment of dividends or distributions.

The offering price includes the sales charge paid at the time of investment. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown above. The distributor will receive all sales charges and Rule 12b-1 fees for the purchase of Advisor Class A shares of the Fund without a dealer of record. The distributor will also receive the difference between the sales charge and dealers reallowance.
Waivers – Advisor Class A Shares
You will not have to pay a sales charge on purchases of Advisor Class A shares if:
    You are an employee of a broker-dealer or agent that has a selling agreement with the distributor;
    You buy Advisor Class A shares under a wrap program or other all inclusive fee program offered by your broker-dealer or agent; or
    The sales charge is waived by a broker-dealer or agent who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A shares purchases.

Please consult your broker-dealer or agent to determine whether you may be eligible for these waivers. For the sales charge variations applicable to shares offered through specific financial intermediaries, please see Appendix A.
Reducing Your Sales Charge – Advisor Class A Shares
You can reduce the sales charge on purchases of Advisor Class A shares by:
    purchasing larger quantities of shares or putting a number of purchases together to obtain the quantity discounts indicated above;
    signing a letter of intent that you intend to purchase more than $50,000 worth of shares over the next 13 months (see “Letter of Intent – Advisor Class A Shares” below);
    using the reinvestment privilege, which allows you to redeem shares and then immediately reinvest them without a sales charge within 60 days;
    combining concurrent purchases of Advisor Class A shares from different Funds to obtain the quantity discounts indicated above; and
    through rights of accumulation as discussed below.
Please note that certain broker-dealers may reduce your sales charges under certain circumstances. Consult your broker-dealer.
Rights of Accumulation – Advisor Class A Shares
You may combine your new purchase of Advisor Class A shares with other Advisor Class A shares currently owned by you, your spouse, and/or your children under age 21 for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you, your spouse and/or your children under age 21 own. You may combine only the holdings at the firm at which you are making the current purchase for the right of accumulation sales charge reduction. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.
Letter of Intent – Advisor Class A Shares
By signing a Letter of Intent (“LOI”) you can reduce your Advisor Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Advisor Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI with the Funds you can aggregate your accounts as well as the accounts of your immediate family members under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.

Advisor Class C Shares
Advisor Class C shares are retail shares and may be purchased by individuals or IRAs. Advisor Class C shares impose a Rule 12b-1 fee of 0.75% of average daily net assets.
Effective April 2021, Advisor Class C shares will convert automatically into Advisor Class A shares on the 3rd business day of the month following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Advisor Class C shares has records verifying that the Advisor Class C shares have been held for at least eight years. Group retirement plans held in an omnibus record keeping platform through a financial intermediary that does not track participant-level share lot aging may not convert Advisor Class C shares to Advisor Class A shares.
If you purchase Advisor Class C shares of any of the Funds, you will pay the NAV per share next determined after your order is received. There is no initial sales charge on this Class at the time you purchase your shares. The distributor may pay your broker or agent a 1.00% up-front sales commission, which includes an advance of the first year’s Rule 12b-1 fees and shareholding servicing fees. The distributor will retain Rule 12b-1 fees and shareholder servicing fees in the first year to reimburse itself for paying your broker or agent the 1.00% up-front sales commission.
If you sell your Advisor Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge (“CDSC”) of 1.00%, which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less. A financial intermediary may impose different CDSC waivers. CDSC waiver variations specific to certain financial intermediaries are described in Appendix A.
The distributor will receive all sales charges and Rule 12b-1 fees for the purchase of Advisor Class C shares of the Fund without a dealer of record.
Additional information regarding sales load breakpoints is available in the Funds’ SAI. The Funds also provide information regarding the purchase of shares, sales charges and breakpoint eligibility free of charge on their website at www.kineticsfunds.com.
Counsel and Independent Registered Public Accounting Firm
Legal matters in connection with the issuance of shares of common stock of each Fund are passed upon by Seward & Kissel LLP, 1901 L Street N.W., Suite 700, Washington, DC 20036.
[ ], is the independent registered public accounting firm for the Funds.
Description of Indexes
The Bloomberg U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed.
The Bloomberg U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings. The index excludes emerging markets debt.

The S&P 500® Total Return Index is an unmanaged index created by S&P Global that is considered to represent U.S. stock market performance in general. The Index is not an investment product available for purchase and does not include any deduction for fees, expenses or taxes.
S&P 600® SmallCap Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.
The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the US equity market. The index represents approximately 14% of the free float-adjusted market capitalization in the U.S.
The NASDAQ Composite® Index is a broad-based capitalization-weighted index of all Nasdaq stocks. The Index does not include the reinvestment of dividends or deductions for fees, expenses or taxes.
The NASDAQ Composite® Total Return Index measures the total return, including reinvested gross dividends, of all domestic and international common stocks, ADRs and trading stocks listed on the Nasdaq stock market.
The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of September 30, 2026, the MSCI EAFE® Index consisted of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.
The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of March 2026, it covers 2,558 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is built using MSCI’s Global Investable Market Index (GIMI) methodology, which is designed to take into account variations reflecting conditions across regions, market-cap sizes, sectors, style segments and combinations.

Financial Highlights
The financial highlights tables set forth below are intended to help you understand each Fund’s financial performance for the last five fiscal years. Most of the information reflects financial results with respect to a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). Prior to January 1, 2027, each Fund invested all of its assets in a corresponding series of the Kinetics Portfolios Trust.
The financial information provided was audited by [ ], whose report, along with the Funds’ financial statements, are included in each Fund’s Form N-CSR for its most recent fiscal year, which was filed with the SEC, and incorporated by reference into the SAI, both of which are available upon request, or by following the hyperlink to the Form N-CSR for the fiscal year ended December 31, 2025. The unaudited financial statements of the Funds for the semi-annual period ended June 30, 2026 are incorporated herein by reference to each Fund’s semi-annual report as filed with the SEC on Form N-CSRS.
The financial highlights tables set forth below are for the Advisor Class A shares, Advisor Class C shares, Institutional Class shares of the Internet Fund, Global Fund, Paradigm Fund, Small Cap Fund, Market Opportunities Fund, and Spin-Off Fund; and for the No Load Class shares of the Multi-Disciplinary Income Fund. Because the Institutional Class shares of the Internet Fund and the Global Fund had not commenced operations as of December 31, 2025, the financial highlights tables provided below are for the Funds’ No Load Class shares.

The Internet Fund – Advisor Class A

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$82.18	$92.38	$53.03	$41.31	$55.20	$48.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.59)	(1.12)	(0.26)	0.26	(0.39)	(0.91)
Net realized and unrealized gain (loss) on investments	(7.11)	(7.44)	40.55	11.89	(13.13)	8.17
Total from investment operations	(7.70)	(8.56)	40.29	12.15	(13.52)	7.26
Redemption fees	0.00(6)	0.01	0.02	0.01	0.01	0.04
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.21)	—	—	—
From net realized gains	—	(1.65)	(0.75)	(0.44)	(0.38)	(0.52)
Total distributions	—	(1.65)	(0.96)	(0.44)	(0.38)	(0.52)
Net asset value, end of year	$74.48	$82.18	$92.38	$53.03	$41.31	$55.20
Total return	(9.37)%(7)	(9.27)%	76.00%	29.43%	(24.47)%	15.06%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$2,896	$3,301	$3,927	$2,337	$2,302	$5,620
Ratio of operating expenses to average net assets:(4)	1.93%(8)	1.92%	1.96%	2.00%	2.02%	1.96%
Ratio of net investment income (loss) to average net assets:	(1.45)%(8)	(1.16)%	(0.36)%	0.58%	(0.85)%	(1.54)%
Portfolio turnover rate(5)	33%	45%	43%	19%	19%	4%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding through the year.
(3)The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(4)See No. #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of the Internet Portfolio.
(6)Amount calculated is less than $0.005.
(7)Not Annualized.
(8)Annualized.

The Internet Fund – Advisor Class C

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$66.19	$75.13	$43.45	$34.07	$45.86	$40.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.64)	(1.30)	(0.52)	0.03	(0.51)	(1.00)
Net realized and unrealized gain (loss) on investments	(5.70)	(6.00)	33.14	9.79	(10.90)	6.85
Total from investment operations	(6.34)	(7.30)	32.62	9.82	(11.41)	5.85
Redemption fees	0.00(5)	0.01	0.02	0.00(5)	0.00(5)	0.04
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.21)	—	—	—
From net realized gains	—	(1.65)	(0.75)	(0.44)	(0.38)	(0.52)
Total distributions	—	(1.65)	(0.96)	(0.44)	(0.38)	(0.52)
Net asset value, end of year	$59.85	$66.19	$75.13	$43.45	$34.07	$45.86
Total return	(9.58)%(6)	(9.72)%	75.11%	28.82%	(24.87)%	14.52%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$2,074	$2,489	$4,044	$1,896	$1,247	$1,893
Ratio of operating expenses to average net assets:(3)	2.43%(7)	2.42%	2.46%	2.50%	2.52%	2.46%
Ratio of net investment income (loss) to average net assets:	(1.95)%(7)	(1.66)%	(0.86)%	0.08%	(1.35)%	(2.04)%
Portfolio turnover rate(4)	33%	45%	43%	19%	19%	4%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)Portfolio turnover of The Internet Portfolio.
(5)Amount calculated is less than $0.005.
(6)Not Annualized.
(7)Annualized.

The Internet Fund – No Load Class

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$91.60	$102.51	$58.64	$45.53	$60.64	$53.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.55)	(0.98)	(0.09)	0.40	(0.30)	(0.83)
Net realized and unrealized gain (loss) on investments	(7.90)	(8.29)	44.90	13.14	(14.44)	8.93
Total from investment operations	(8.45)	(9.27)	44.81	13.54	(14.74)	8.10
Redemption fees	0.00(3)	0.01	0.02	0.01	0.01	0.05
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.21)	—	—	—
From net realized gains	—	(1.65)	(0.75)	(0.44)	(0.38)	(0.52)
Total distributions	—	(1.65)	(0.96)	(0.44)	(0.38)	(0.52)
Net asset value, end of year	$83.15	$91.60	$102.51	$58.64	$45.53	$60.64
Total return	(9.23)%(6)	(9.04)%	76.44%	29.76%	(24.28)%	15.35%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$242,913	$275,752	$323,380	$185,790	$144,397	$226,228
Ratio of operating expenses to average net assets:(4)	1.68%(7)	1.67%	1.71%	1.75%	1.77%	1.71%
Ratio of net investment income (loss) to average net assets:	(1.20)%(7)	(0.91)%	(0.11)%	0.83%	(0.60)%	(1.29)%
Portfolio turnover rate(5)	33%	45%	43%	19%	19%	4%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Internet Portfolio.
(6)Not Annualized.
(7)Annualized.

The Global Fund – Advisor Class A

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$15.92	$15.90	$9.33	$8.55	$9.31	$8.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.05)	0.00	0.07	0.13	0.00	(0.11)
Net realized and unrealized gain (loss) on investments	0.73	0.40	6.61	0.88	(0.63)	1.44
Total from investment operations	0.68	0.40	6.68	1.01	(0.63)	1.33
Redemption fees	0.00(3)	0.01	0.01	0.00(3)	0.00(3)	0.00(3)
LESS DISTRIBUTIONS:
From net investment income	—	(0.25)	(0.12)	(0.23)	—	(0.22)
From net realized gains	—	(0.14)	—	—	(0.13)	(0.03)
Total distributions	—	(0.39)	(0.12)	(0.23)	(0.13)	(0.25)
Net asset value, end of year	$16.60	$15.92	$15.90	$9.33	$8.55	$9.31
Total return	4.27%(7)	2.55%	71.69%	11.82%	(6.79)%	16.16%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$4,010	$4,029	$2,753	$1,335	$840	$595
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.15%(8)	2.08%	2.29%	2.38%	2.32%	2.33%
After expense reimbursement(5)	1.64%(8)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets:	(0.59)%(8)	(0.01)%	0.53%	1.56%	0%	(1.15)%
Portfolio turnover rate(6)	10%	5%	34%	16%	57%	7%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)Portfolio turnover of The Global Portfolio.
(7)Not Annualized.
(8)Annualized.

The Global Fund – Advisor Class C

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$14.69	$14.65	$8.60	$7.89	$8.64	$7.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.08)	(0.08)	—	0.08	(0.04)	(0.15)
Net realized and unrealized gain (loss) on investments	0.66	0.37	6.09	0.80	(0.58)	1.33
Total from investment operations	0.58	0.29	6.09	0.88	(0.62)	1.18
Redemption fees	0.00(3)	0.01	0.01	0.00(3)	0.00(3)	0.00(3)
LESS DISTRIBUTIONS:
From net investment income	—	(0.12)	(0.05)	(0.17)	—	(0.18)
From net realized gains	—	(0.14)	—	—	(0.13)	(0.03)
Total distributions	—	(0.26)	(0.05)	(0.17)	(0.13)	(0.21)
Net asset value, end of year	$15.27	$14.69	$14.65	$8.60	$7.89	$8.64
Total return	3.95%(6)	2.06%	70.97%	11.18%	(7.21)%	15.44%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$4,116	$4,526	$6,844	$4,732	$6,574	$7,439
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.65%(7)	2.58%	2.79%	2.88%	2.82%	2.83%
After expense reimbursement(4)	2.14%(7)	2.14%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss) to average net assets:	(1.09)%(7)	(0.51)%	0.03%	1.06%	(0.50)%	(1.65)%
Portfolio turnover rate(5)	10%	5%	34%	16%	57%	7%
(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Global Portfolio.
(6)Not Annualized.
(7)Annualized.

The Global Fund – No Load Class

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$16.06	$16.01	$9.39	$8.60	$9.33	$8.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.03)	0.04	0.10	0.15	0.02	(0.09)
Net realized and unrealized gain (loss) on investments	0.73	0.41	6.67	0.87	(0.62)	1.43
Total from investment operations	0.70	0.45	6.77	1.02	(0.60)	1.34
Redemption fees	0.00(3)	0.01	0.01	0.00(3)	0.00(3)	0.01
LESS DISTRIBUTIONS:
From net investment income	—	(0.27)	(0.16)	(0.23)	—	(0.29)
From net realized gains	—	(0.14)	—	—	(0.13)	(0.03)
Total distributions	—	(0.41)	(0.16)	(0.23)	(0.13)	(0.32)
Net asset value, end of year	$16.76	$16.06	$16.01	$9.39	$8.60	$9.33
Total return	4.36%(6)	2.89%	72.16%	11.89%	(6.46)%	16.32%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$42,264	$46,183	$40,018	$11,857	$21,052	$19,128
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.90%(7)	1.83%	2.04%	2.13%	2.07%	2.08%
After expense reimbursement(4)	1.39%(7)	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets:	(0.34)%(7)	0.24%	0.78%	1.81%	0.25%	(0.90)%
Portfolio turnover rate(5)	10%	5%	34%	16%	57%	7%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Global Portfolio.
(6)Not Annualized.
(7)Annualized

The Paradigm Fund – Advisor Class A

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$99.66	$127.01	$69.61	$88.90	$70.44	$51.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.80)	(1.63)	(0.24)	(0.56)	(0.31)	(0.83)
Net realized and unrealized gain (loss) on investments	29.59	(17.08)	61.46	(14.60)	20.62	20.49
Total from investment operations	28.79	(18.71)	61.22	(15.16)	20.31	19.66
Redemption fees	0.01	0.05	0.04	0.00(3)	0.00(3)	0.01
LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—	—
From net realized gains	—	(8.69)	(3.86)	(4.13)	(1.85)	(1.22)
Total distributions	—	(8.69)	(3.86)	(4.13)	(1.85)	(1.22)
Net asset value, end of year	$128.46	$99.66	$127.01	$69.61	$88.90	$70.44
Total return	28.90%(7)	(14.80)%	88.00%	(17.10)%	28.86%	37.81%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$239,213	$198,784	$254,589	$143,676	$188,033	$155,850
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.92%(8)	1.89%	1.91%	1.93%	1.92%	1.93%
After expense reimbursement(5)	1.92%(8)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment income (loss) to average net assets:	(1.26)%(8)	(1.26)%	(0.24)%	(0.76)%	(0.41)%	(1.13)%
Portfolio turnover rate(6)	2%	3%	2%	0%	0%	1%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)Portfolio turnover of The Paradigm Portfolio.
(7)Not Annualized.
(8)Annualized

The Paradigm Fund – Advisor Class C

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$87.08	$112.80	$62.36	$80.56	$64.28	$47.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.97)	(2.03)	(0.64)	(0.83)	(0.63)	(1.08)
Net realized and unrealized gain (loss) on investments	25.85	(15.04)	54.91	(13.24)	18.76	18.80
Total from investment operations	24.88	(17.07)	54.27	(14.07)	18.13	17.72
Redemption fees	0.01	0.04	0.03	0.00(3)	0.00(3)	0.01
LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—	—
From net realized gains	—	(8.69)	(3.86)	(4.13)	(1.85)	(1.22)
Total distributions	—	(8.69)	(3.86)	(4.13)	(1.85)	(1.22)
Net asset value, end of year	$111.97	$87.08	$112.80	$62.36	$80.56	$64.28
Total return	28.58%(6)	(15.22)%	87.06%	(17.52)%	28.22%	37.11%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$75,925	$62,997	$89,897	$57,370	$84,135	$71,947
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.42%(7)	2.39%	2.41%	2.43%	2.42%	2.43%
After expense reimbursement(4)	2.42%(7)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets:	(1.76)%(7)	(1.76)%	(0.74)%	(1.26)%	(0.91)%	(1.63)%
Portfolio turnover rate(5)	2%	3%	2%	0%	0%	1%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Paradigm Portfolio.
(6)Not Annualized.
(7)Annualized

The Paradigm Fund – Institutional Class

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$107.66	$135.78	$74.10	$93.89	$74.09	$54.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.55)	(1.12)	0.22	(0.24)	0.03	(0.52)
Net realized and unrealized gain (loss) on investments	31.95	(18.36)	65.57	(15.42)	21.77	21.47
Total from investment operations	31.40	(19.48)	65.79	(15.66)	21.80	20.95
Redemption fees	0.01	0.05	0.04	0.00(3)	0.00(3)	0.01
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.29)	—	(0.15)	(0.16)
From net realized gains	—	(8.69)	(3.86)	(4.13)	(1.85)	(1.22)
Total distributions	—	(8.69)	(4.15)	(4.13)	(2.00)	(1.38)
Net asset value, end of year	$139.07	$107.66	$135.78	$74.10	$93.89	$74.09
Total return	29.18%(6)	(14.41)%	88.83%	(16.73)%	29.43%	38.44%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$321,601	$266,058	$321,969	$222,295	$288,387	$229,996
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.62%(7)	1.59%	1.61%	1.63%	1.62%	1.63%
After expense reimbursement(4)	1.47%(7)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets:	0.15%(7)	(0.81)%	0.21%	(0.31)%	0.04%	(0.68)%
Portfolio turnover rate(5)	2%	3%	2%	0%	0%	1%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Paradigm Portfolio.
(6)Not Annualized.
(7)Annualized.

The Paradigm Fund – No Load Class

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$105.80	$133.88	$73.13	$92.91	$73.37	$53.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.68)	(1.38)	0.01	(0.39)	(0.13)	(0.67)
Net realized and unrealized gain (loss) on investments	31.44	(18.06)	64.65	(15.26)	21.52	21.26
Total from investment operations	30.76	(19.44)	64.66	(15.65)	21.39	20.59
Redemption fees	0.01	0.05	0.04	0.00(3)	0.01	0.01
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.09)	—	(0.01)	—
From net realized gains	—	(8.69)	(3.86)	(4.13)	(1.85)	(1.22)
Total distributions	—	(8.69)	(3.95)	(4.13)	(1.86)	(1.22)
Net asset value, end of year	$136.57	$105.80	$133.88	$73.13	$92.91	$73.37
Total return	29.08%(6)	(14.59)%	88.47%	(16.89)%	29.17%	38.15%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$548,659	$462,532	$607,750	$338,263	$517,268	$368,383
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.67%(7)	1.64%	1.66%	1.68%	1.67%	1.68%
After expense reimbursement(4)	1.67%(7)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets:	(1.01)%(7)	(1.01)%	0.01%	(0.51)%	(0.16)%	(0.88)%
Portfolio turnover rate(5)	2%	3%	2%	0%	0%	1%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Paradigm Portfolio.
(6)Not Annualized.
(7)Annualized

The Small Cap Opportunities Fund – Advisor Class A

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$148.01	$162.45	$100.03	$125.37	$95.24	$64.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.97)	(1.11)	0.53	(0.03)	(0.20)	(1.12)
Net realized and unrealized gain (loss) on investments	42.99	(13.38)	67.55	(18.61)	30.30	33.24
Total from investment operations	42.02	(14.49)	68.08	(18.64)	30.10	32.12
Redemption fees	0.01	0.05	0.05	0.02	0.03	0.05
LESS DISTRIBUTIONS:
From net investment income	—	—	(2.58)	(1.02)	—	(1.34)
From net realized gains	—	—	(3.13)	(5.70)	—	—
Total distributions	—	—	(5.71)	(6.72)	—	(1.34)
Net asset value, end of year	$190.04	$148.01	$162.45	$100.03	$125.37	$95.24
Total return	28.40%(7)	(8.89)%	68.10%	(14.91)%	31.64%	49.94%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$26,630	$21,596	$24,368	$15,685	$23,920	$14,755
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.90%(8)	1.90%	1.94%	1.97%	1.94%	1.95%
After expense reimbursement(5)	1.89%(8)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment income (loss) to average net assets:	(1.07)%(8)	(0.67)%	0.40%	(0.03)%	(0.18)%	(1.18)%
Portfolio turnover rate(6)	1%	0%	6%	2%	6%	3%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)Portfolio turnover of The Small Cap Opportunities Portfolio.
(7)Not Annualized.
(8)Annualized.

The Small Cap Opportunities Fund – Advisor Class C

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$137.77	$151.97	$93.93	$118.14	$90.20	$60.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(1.32)	(1.81)	(0.12)	(0.53)	(0.69)	(1.49)
Net realized and unrealized gain (loss) on investments	39.99	(12.44)	63.25	(17.53)	28.60	31.38
Total from investment operations	38.67	(14.25)	63.13	(18.06)	27.91	29.89
Redemption fees	0.01	0.05	0.05	0.02	0.03	0.05
LESS DISTRIBUTIONS:
From net investment income	—	—	(2.01)	(0.47)	—	(0.59)
From net realized gains	—	—	(3.13)	(5.70)	—	—
Total distributions	—	—	(5.14)	(6.17)	—	(0.59)
Net asset value, end of year	$176.45	$137.77	$151.97	$93.93	$118.14	$90.20
Total return	28.08%(6)	(9.34)%	67.25%	(15.32)%	30.98%	49.20%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$11,951	$9,719	$12,482	$8,396	$12,234	$9,219
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.40%(7)	2.40%	2.44%	2.46%	2.44%	2.45%
After expense reimbursement(4)	2.39%(7)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment income (loss) to average net assets:	(1.57)%(7)	(1.17)%	(0.10)%	(0.53)%	(0.68)%	(1.68)%
Portfolio turnover rate(5)	1%	0%	6%	2%	6%	3%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Small Cap Opportunities Portfolio.
(6)Not Annualized.
(7)Annualized.

The Small Cap Opportunities Fund – Institutional Class

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$158.57	$173.98	$106.78	$133.32	$100.83	$68.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.60)	(0.38)	1.21	0.48	0.31	(0.73)
Net realized and unrealized gain (loss) on investments	46.06	(14.40)	72.26	(19.78)	32.14	35.22
Total from investment operations	45.46	(14.78)	73.47	(19.30)	32.45	34.49
Redemption fees	0.01	0.05	0.06	0.02	0.04	0.06
LESS DISTRIBUTIONS:
From net investment income	—	(0.68)	(3.20)	(1.56)	—	(1.97)
From net realized gains	—	—	(3.13)	(5.70)	—	—
Total distributions	—	(0.68)	(6.33)	(7.26)	—	(1.97)
Net asset value, end of year	$204.04	$158.57	$173.98	$106.78	$133.32	$100.83
Total return	28.68%(6)	(8.47)%	68.85%	(14.52)%	32.22%	50.62%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$127,716	$110,848	$92,045	$55,494	$95,963	$49,484
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.60%(7)	1.60%	1.64%	1.67%	1.64%	1.65%
After expense reimbursement(4)	1.44%(7)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets:	0.15%(7)	(0.22)%	0.85%	0.42%	0.27%	(0.73)%
Portfolio turnover rate(5)	1%	0%	6%	2%	6%	3%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Small Cap Opportunities Portfolio.
(6)Not Annualized.
(7)Annualized.

The Small Cap Opportunities Fund – No Load Class

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$154.69	$169.66	$104.27	$130.35	$98.78	$66.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.78)	(0.72)	0.90	0.25	0.07	(0.91)
Net realized and unrealized gain (loss) on investments	44.93	(14.02)	70.50	(19.35)	31.47	34.48
Total from investment operations	44.15	(14.74)	71.40	(19.10)	31.54	33.57
Redemption fees	0.01	0.05	0.06	0.02	0.03	0.05
LESS DISTRIBUTIONS:
From net investment income	—	(0.28)	(2.94)	(1.30)	—	(1.65)
From net realized gains	—	—	(3.13)	(5.70)	—	—
Total distributions	—	(0.28)	(6.07)	(7.00)	—	(1.65)
Net asset value, end of year	$198.85	$154.69	$169.66	$104.27	$130.35	$98.78
Total return	28.55%(6)	(8.66)%	68.52%	(14.69)%	31.96%	50.33%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$362,221	$303,935	$336,526	$204,889	$327,093	$195,631
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.65%(7)	1.65%	1.69%	1.72%	1.69%	1.70%
After expense reimbursement(4)	1.64%(7)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets:	(0.82)%(7)	(0.42)%	0.65%	0.22%	0.07%	(0.93)%
Portfolio turnover rate(5)	1%	0%	6%	2%	6%	3%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Small Cap Opportunities Portfolio.
(6)Not Annualized.
(7)Annualized.

The Market Opportunities Fund – Advisor Class A

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$72.12	$75.04	$41.14	$44.81	$39.54	$31.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.36)	(0.28)	0.16	0.26	(0.03)	(0.43)
Net realized and unrealized gain (loss) on investments	12.63	(2.25)	34.20	(3.65)	5.83	9.10
Total from investment operations	12.27	(2.53)	34.36	(3.39)	5.80	8.67
Redemption fees	0.00(3)	0.05	0.03	0.00(3)	0.00(3)	0.02
LESS DISTRIBUTIONS:
From net investment income	—	(0.08)	(0.40)	(0.28)	—	(0.47)
From net realized gains	—	(0.36)	(0.09)	—	(0.53)	(0.04)
Total distributions	—	(0.44)	(0.49)	(0.28)	(0.53)	(0.51)
Net asset value, end of year	$84.39	$72.12	$75.04	$41.14	$44.81	$39.54
Total return	17.01%(7)	(3.31)%	83.60%	(7.56)%	14.69%	27.70%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$25,134	$20,535	$18,806	$9,238	$9,794	$8,786
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.93%(8)	1.93%	1.97%	2.01%	2.01%	2.00%
After expense reimbursement(5)	1.65%(8)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets:	(0.86)%(8)	(0.35)%	0.28%	0.65%	(0.07)%	(1.04)%
Portfolio turnover rate(6)	7%	4%	7%	5%	13%	2%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)Portfolio turnover of The Market Opportunities Portfolio.
(7)Not Annualized.
(8)Annualized.

The Market Opportunities Fund – Advisor Class C

	For the Period Ended June 30, 2026 (Unaudited)
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$68.02	$71.16	$39.06	$42.51	$37.72	$29.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.54)	(0.64)	(0.12)	0.06	(0.22)	(0.60)
Net realized and unrealized gain (loss) on investments	11.92	(2.11)	32.38	(3.46)	5.54	8.65
Total from investment operations	11.38	(2.75)	32.26	(3.40)	5.32	8.05
Redemption fees	0.00(5)	0.05	0.02	0.00(5)	0.00(5)	0.02
LESS DISTRIBUTIONS:
From net investment income	—	(0.08)	(0.09)	(0.05)	—	(0.10)
From net realized gains	—	(0.36)	(0.09)	—	(0.53)	(0.04)
Total distributions	—	(0.44)	(0.18)	(0.05)	(0.53)	(0.14)
Net asset value, end of year	$79.40	$68.02	$71.16	$39.06	$42.51	$37.72
Total return	16.73%(6)	(3.80)%	82.65%	(8.01)%	14.12%	27.06%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$11,251	$10,901	$15,057	$9,871	$12,610	$11,087
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.43%(7)	2.43%	2.47%	2.51%	2.51%	2.50%
After expense reimbursement(3)	2.15%(7)	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets:	(1.36)%(7)	(0.85)%	(0.22)%	0.15%	(0.57)%	(1.54)%
Portfolio turnover rate(4)	7%	4%	7%	5%	13%	2%
(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)Portfolio turnover of The Market Opportunities Portfolio.
(5)Amount calculated is less than $0.005.
(6)Not Annualized.
(7)Annualized.

The Market Opportunities Fund – Institutional Class

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$74.83	$77.72	$42.54	$46.29	$40.79	$32.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.18)	0.09	0.43	0.45	0.16	(0.25)
Net realized and unrealized gain (loss) on investments	13.11	(2.38)	35.45	(3.76)	6.04	9.39
Total from investment operations	12.93	(2.29)	35.88	(3.31)	6.20	9.14
Redemption fees	0.00(3)	0.05	0.02	0.00(3)	0.00(3)	0.02
LESS DISTRIBUTIONS:
From net investment income	—	(0.29)	(0.63)	(0.44)	(0.03)	(0.67)
From net realized gains	—	(0.36)	(0.09)	—	(0.67)	(0.04)
Total distributions	—	(0.65)	(0.72)	(0.44)	(0.70)	(0.71)
Net asset value, end of year	$87.76	$74.83	$77.72	$42.54	$46.29	$40.79
Total return	17.28%(6)	(2.89)%	84.40%	(7.14)%	15.21%	28.31%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$41,284	$33,675	$28,338	$19,964	$21,577	$22,655
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.63%(7)	1.63%	1.67%	1.71%	1.71%	1.70%
After expense reimbursement(4)	1.20%(7)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:	0.15%(7)	0.10%	0.73%	1.10%	0.38%	(0.59)%
Portfolio turnover rate(5)	7%	4%	7%	5%	13%	2%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Market Opportunities Portfolio.
(6)Not Annualized.
(7)Annualized.

The Market Opportunities Fund – No Load Class

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$73.58	$76.42	$41.85	$45.55	$40.16	$31.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.26)	(0.08)	0.31	0.36	0.07	(0.33)
Net realized and unrealized gain (loss) on investments	12.89	(2.33)	34.85	(3.70)	5.94	9.25
Total from investment operations	12.63	(2.41)	35.16	(3.34)	6.01	8.92
Redemption fees	0.00(3)	0.05	0.03	0.00(3)	0.00(3)	0.02
LESS DISTRIBUTIONS:
From net investment income	—	(0.12)	(0.53)	(0.36)	(0.02)	(0.59)
From net realized gains	—	(0.36)	(0.09)	—	(0.60)	(0.04)
Total distributions	—	(0.48)	(0.62)	(0.36)	(0.62)	(0.63)
Net asset value, end of year	$86.21	$73.58	$76.42	$41.85	$45.55	$40.16
Total return	17.16%(6)	(3.09)%	84.08%	(7.33)%	14.98%	28.04%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$224,538	$202,260	$161,183	$92,117	$96,190	$86,943
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.68%(7)	1.68%	1.72%	1.76%	1.76%	1.75%
After expense reimbursement(4)	1.40%(7)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets:	(0.61)%(7)	(0.10)%	0.53%	0.90%	0.18%	(0.79)%
Portfolio turnover rate(5)	7%	4%	7%	5%	13%	2%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Market Opportunities Portfolio.
(6)Not Annualized.
(7)Annualized.

Multi-Disciplinary Income Fund – No Load Class

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$9.97	$9.98	$9.92	$9.94	$10.40	$10.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.23	0.53	0.65	0.49	0.21	0.18
Net realized and unrealized gain (loss) on investments	—	(0.02)	0.03	0.01	(0.45)	(0.07)
Total from investment operations	0.23	0.51	0.68	0.50	(0.24)	0.11
Redemption fees	0.00	0.00	0.00	0.00(3)	0.00(3)	0.01
LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.52)	(0.62)	(0.52)	(0.22)	(0.17)
From net realized gains	—	—	—	—	—	—
Total distributions	(0.26)	(0.52)	(0.62)	(0.52)	(0.22)	(0.17)
Net asset value, end of year	$9.94	$9.97	$9.98	$9.92	$9.94	$10.40
Total return	2.41%(6)	5.23%	7.05%	5.15%	(2.30)%	1.18%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$17,508	$17,199	$13,406	$12,121	$16,325	$3,202
Ratio of operating expenses to average net assets:
Before expense reimbursement	0.92%(7)	0.98%	1.17%	1.64%	2.30%	2.10%
After expense reimbursement(4)	0.78%(7)	0.74%	0.76%	1.03%(8)	1.49%	1.49%
Ratio of net investment income to average net assets:	4.59%(7)	5.33%	6.47%	4.94%	2.06%	1.72%
Portfolio turnover rate(5)	17%	74%	37%	37%	0%	0%

(1)Information presented relates to a share of capital stock outstanding for each year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)Amount calculated is less than $0.005.
(4)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)Portfolio turnover of The Multi-Disciplinary Income Portfolio.
(6)Not Annualized.
(7)Annualized.
(8)Effective as of April 30, 2023, the Adviser agreed to reduce the expense limitation for the Multi-Disciplinary Income Fund from 1.49% to 0.74%.

The Kinetics Spin-Off and Corporate Restructuring Fund – Advisor Class A

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$23.20	$32.10	$18.42	$25.05	$18.28	$12.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.12)	(0.27)	0.26	0.02	0.06	(0.12)
Net realized and unrealized gain (loss) on investments	10.35	(6.01)	14.91	(4.91)	7.15	5.60
Total from investment operations	10.23	(6.28)	15.17	(4.89)	7.21	5.48
Redemption fees	0.01	0.07	0.01	0.00(3)	0.00(3)	0.00(3)
LESS DISTRIBUTIONS:
From net investment income	—	(0.04)	(0.30)	(0.03)	—	(0.02)
From net realized gains	—	(2.65)	(1.20)	(1.71)	(0.44)	—
Total distributions	—	(2.69)	(1.50)	(1.74)	(0.44)	(0.02)
Net asset value, end of year	$33.44	$23.20	$32.10	$18.42	$25.05	$18.28
Total return	44.14%(5)	(19.50)%	82.36%	(19.63)%	39.45%	42.75%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$9,538	$7,197	$10,684	$5,758	$10,649	$5,869
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.17%(6)	1.99%	2.02%	2.08%	2.04%	2.09%
After expense reimbursement(7)	1.49%(6)	1.54%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:	(0.78)%(6)	(0.84)%	1.00%	0.09%	0.30%	(0.62)%
Portfolio turnover rate	1%	4%	6%	1%	4%	1%

(1)Information presented relates to a share of capital stock outstanding for each Year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.
(3)Amount calculated is less than $0.005.
(4)The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)Not annualized.
(6)Annualized.
(7)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The Kinetics Spin-Off and Corporate Restructuring Fund – Advisor Class C

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$20.41	$28.86	$16.64	$23.01	$16.95	$11.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.21)	(0.44)	0.06	(0.13)	(0.08)	(0.23)
Net realized and unrealized gain (loss) on investments	9.11	(5.38)	13.42	(4.50)	6.58	5.23
Total from investment operations	8.90	(5.82)	13.48	(4.63)	6.50	5.00
Redemption fees	0.01	0.06	0.01	0.00(6)	0.00(6)	0.00(6)
LESS DISTRIBUTIONS:
From net investment income	—	(0.04)	(0.07)	(0.03)	—	(0.03)
From net realized gains	—	(2.65)	(1.20)	(1.71)	(0.44)	—
Total distributions	—	(2.69)	(1.27)	(1.74)	(0.44)	(0.03)
Net asset value, end of year	$29.32	$20.41	$28.86	$16.64	$23.01	$16.95
Total return	43.58%(3)	(20.12)%	81.04%	(20.24)%	38.36%	41.73%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$202	$179	$264	$301	$842	$940
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.67%(4)	2.45%	2.52%	2.58%	2.54%	2.59%
After expense reimbursement(5)	2.26%(4)	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets:	(1.55)%(4)	(1.55)%	0.26%	(0.66)%	(0.43)%	(1.37)%
Portfolio turnover rate	1%	4%	6%	1%	4%	1%

(1)Information presented relates to a share of capital stock outstanding for each Year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.
(3)Not annualized.
(4)Annualized.
(5)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)Amount calculated is less than $0.005.

The Kinetics Spin-Off and Corporate Restructuring Fund – Institutional Class
)

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$23.45	$32.34	$18.56	$25.25	$18.40	$12.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.09)	(0.17)	0.32	0.07	0.12	(0.07)
Net realized and unrealized gain (loss) on investments	10.48	(6.09)	15.06	(4.95)	7.21	5.62
Total from investment operations	10.39	(6.26)	15.38	(4.88)	7.33	5.55
Redemption Fees	0.01	0.06	0.01	0.00(3)	0.00(3)	0.00(3)
LESS DISTRIBUTIONS:
From net investment income	—	(0.04)	(0.41)	(0.10)	(0.04)	(0.02)
From net realized gains	—	(2.65)	(1.20)	(1.71)	(0.44)	—
Total distributions	—	(2.69)	(1.61)	(1.81)	(0.48)	(0.02)
Net Asset Value, End of Year	$33.85	$23.45	$32.34	$18.56	$25.25	$18.40
Total return	44.37%(4)	(19.32)%	82.86%	(19.43)%	39.82%	43.12%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$26,036	$18,700	$25,461	$16,389	$23,458	$17,377
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.87%(5)	1.63%	1.72%	1.78%	1.74%	1.79%
After expense reimbursement(6)	1.25%(5)	1.23%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets:	0.15%(5)	(0.53)%	0.15%	0.35%	0.56%	(0.37)%
Portfolio turnover rate	1%	4%	6%	1%	4%	1%

(1)Information presented relates to a share of capital stock outstanding for each Year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.
(3)Amount calculated is less than $0.005.
(4)Not annualized.
(5)Annualized.
(6)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The Kinetics Spin-Off and Corporate Restructuring Fund – No Load Class

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:(1)
Net asset value, beginning of year	$24.68	$33.92	$19.46	$26.33	$19.20	$13.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.12)	(0.27)	0.32	0.03	0.08	(0.11)
Net realized and unrealized gain (loss) on investments	11.06	(6.36)	15.73	(5.17)	7.49	5.88
Total from investment operations	10.94	(6.63)	16.05	(5.14)	7.57	5.77
Redemption fees	0.01	0.08	0.01	0.01	0.00(3)	0.00(3)
LESS DISTRIBUTIONS:
From net investment income	—	(0.04)	(0.40)	(0.03)	—	(0.02)
From net realized gains	—	(2.65)	(1.20)	(1.71)	(0.44)	—
Total distributions	—	(2.69)	(1.60)	(1.74)	(0.44)	(0.02)
Net asset value, end of year	$35.63	$24.68	$33.92	$19.46	$26.33	$19.20
Total return	44.37%(4)	(19.45)%	82.47%	(19.59)%	39.43%	42.90%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$98	$67	$222	$29	$149	$125
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.98%(5)	1.68%	1.77%	1.83%	1.79%	1.84%
After expense reimbursement(6)	1.45%(5)	1.47%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets:	(0.74)%(5)	(0.77)%	1.06%	0.15%	0.36%	(0.57)%
Portfolio turnover rate	1%	4%	6%	1%	4%	1%

(1)Information presented relates to a share of capital stock outstanding for each Year.
(2)Net investment income per share represents net investment income divided by the average shares outstanding throughout the Year.
(3)Amount calculated is less than $0.005.
(4)Not annualized
(5)Annualized.
(6)See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

Appendix A
Financial Intermediary Sales Charge Variations
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary listed below, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive Fund imposed waivers or discounts. Please see “Description of Classes” starting on page [_] of this Prospectus for information about such waivers and discounts.
J.P. MORGAN SECURITIES LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•    Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•    Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•    Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•    Shares purchased through rights of reinstatement.
•    Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•    Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
•    A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•    Shares sold upon the death or disability of the shareholder.
•    Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•    Shares purchased in connection with a return of excess contributions from an IRA account.
•    Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•    Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•    Breakpoints as described in the prospectus.
•    Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•    Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Inten
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Morgan Stanley Smith Barney LLC (“Morgan Stanley”)
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•    Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•    Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•    Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•    Shares purchased through a Morgan Stanley self-directed brokerage account
•    Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•    Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•    Shares purchased in an investment advisory program.
•    Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•        Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•    Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•    A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
•    Death or disability of the shareholder.
•    Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•    Return of excess contributions from an IRA Account.
•    Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•    Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•    Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent
•    Breakpoints as described in this prospectus.
•    Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•    Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC ("Janney")
Shareholders purchasing Fund shares through a Janney Montgomery platform or account will be eligible only for the following sales charge waivers (front-end sales charge waiver and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney:

•    Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•    Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•    Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•    Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•    Shares acquired through a right of reinstatement.
•    Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney:
•    Shares sold upon the death or disability of the shareholder.
•    Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•    Shares purchased in connection with a return of excess contributions from an IRA account.
•    Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 72 as described in the fund’s Prospectus.
•    Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•    Shares acquired through a right of reinstatement.
•    Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent:
•    Breakpoints as described in the fund’s Prospectus.
•    Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•    Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
Stifel
Effective April 30, 2025, shareholders purchasing or holding Kinetics Mutual Funds Advisor Class A and C shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Kinetics Mutual Funds Class A and C shares held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
•    Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•    Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•    Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•    Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Insert Fund Company Name.
•    Shares purchased from the proceeds of redeemed shares of Insert Fund Company Name so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
•    Shares from rollovers into Stifel from retirement plans to IRAs.
•    Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
•    Purchases of Class 529-A shares through a rollover from another 529 plan.
•    Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•    Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
•    Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•    Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•    Return of excess contributions from an IRA Account.
•    Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•    Shares acquired through a right of reinstatement.
•    Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•    Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts

•    Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Kinetics Mutual Funds, Inc.

The Internet Fund The Global Fund The Paradigm Fund	The Small Cap Opportunities Fund The Market Opportunities Fund The Multi-Disciplinary Income Fund The Kinetics Spin-Off and Corporate Restructuring Fund
Investment Adviser and Shareholder Servicing Agent	Horizon Kinetics Asset Management LLC 1270 Avenue of the Americas, 27th Floor New York, NY 10020
Legal Counsel	Seward & Kissel LLP 1901 L Street, N.W., Suite 700 Washington, DC 20036
Independent Registered Public Accounting Firm	[ ]
Distributor	Kinetics Funds Distributor LLC 1270 Avenue of the Americas, 27th Floor New York, NY 10020
Transfer Agent, Fund Accountant, and Administrator	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
Custodian	U.S. Bank N.A. 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212

You may obtain the following and other information on the Funds free of charge:
Statement of Additional Information (SAI) dated April 30, 2026
The SAI of the Funds provides more details about each Fund’s policies and management. The Funds’ SAI and financial statements in each Fund’s Form N-CSR for its most recent fiscal year are incorporated by reference into (and are legally part of) this Prospectus.
Annual and Semi-Annual Reports and N-CSR Filings
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.
To receive any of these documents or the Funds’ Prospectus, free of charge, to request additional information about the Company or to make shareholder inquiries, please contact us:

By Telephone: (800) 930-3828	By Internet: https://www.kineticsfunds.com

By Mail: Kinetics Mutual Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252

Additionally, the foregoing Fund documents are available on the Funds’ website listed above.
SEC:
Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at https://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

1940 Act File No. 811-09303
SK 039072 0001 15096715 v1

KINETICS MUTUAL FUNDS, INC.
STATEMENT OF ADDITIONAL INFORMATION

January 1, 2027

Fund	Ticker Symbol
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class
The Internet Fund	WWWFX	KINAX	KINCX	N/A
The Global Fund	WWWEX	KGLAX	KGLCX	N/A
The Paradigm Fund	WWNPX	KNPAX	KNPCX	KNPYX
The Small Cap Opportunities Fund	KSCOX	KSOAX	KSOCX	KSCYX
The Market Opportunities Fund	KMKNX	KMKAX	KMKCX	KMKYX
The Multi-Disciplinary Income Fund	KMDNX	N/A	N/A	N/A
The Kinetics Spin-off and Corporate Restructuring Fund	LSHEX	LSHAX	LSHCX	LSHUX

This Statement of Additional Information (“SAI”) provides general information about each of the series, (individually, a “Fund” and collectively, the “Funds”) of Kinetics Mutual Funds, Inc. (the “Company”). This SAI is not a prospectus and should be read in conjunction with the Prospectus of the Funds dated January 1, 2027, as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Funds’ Prospectus, please write or call the Funds at the address or telephone number below.

Kinetics Mutual Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252 Phone: 1-800-930-3828

The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Company’s Form N-CSR are incorporated by reference into this SAI. The unaudited financial statements of the Funds for the semi-annual period ended June 30, 2026 are incorporated herein by reference to each Fund’s semi-annual report as filed with the SEC on Form N-CSRS. A Fund’s annual report may be obtained free of charge upon request by writing or calling the Fund at the address or telephone number shown above.

General Information about Kinetics Mutual Funds, Inc.
The Company is a Maryland corporation, established on March 26, 1999. The Company is comprised of several series of mutual funds, all of which are open-end investment companies. This SAI pertains to the No Load, Institutional, Advisor Class A and Advisor Class C shares of the Funds, each a series of the Company. The principal business office for the Company is located at 1270 Avenue of the Americas, 27th Floor, New York, New York 10020.

Prior to January 1, 2027, each Fund, except the Kinetics Spin-Off and Corporate Restructuring Fund, was a “feeder” fund (collectively, the “Feeder Funds”) that invested all of its assets in a corresponding series of the Kinetics Portfolios Trust (each, a “Master Portfolio” and collectively, the “Master Portfolios”), which had the same investment objective and strategies as each Fund. Effective January 1, 2027, each Fund ceased to invest in the corresponding Master Portfolio as part of a “master/feeder” structure and instead operates as a stand-alone fund.

General Information about the Investment Adviser

Horizon Kinetics Asset Management LLC (“Horizon Kinetics” or “Adviser” or “Investment Adviser”) is a Delaware limited liability company that serves as the investment adviser to each series of the Company. The Adviser provides investment advisory services to the Company, a family of seven mutual funds, with discretionary management authority over approximately $[_] billion in assets at September 30, 2026. The Investment Adviser is a wholly-owned subsidiary of Horizon Kinetics Holding Corporation.

Capitalization
The authorized capitalization of the Company consists of 1 billion shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable. Each holder of common stock has one vote for each share held. Voting rights are non-cumulative.

Title and Description of Share Classes

The Company currently consists of seven series. Under the Company’s Articles of Incorporation and a Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to offer several classes of shares as follows: No Load Class, Institutional Class, Advisor Class A and Advisor Class C (individually, a “Class” and collectively, the “Classes”). Advisor Class A shares are subject to a front-end sales load and a Rule 12b-1 fee as described in the Prospectus. Advisor Class C shares are subject to a Rule 12b-1 fee and contingent deferred sales charge as described in the Prospectus.

All Classes are sold primarily to individuals who purchase shares through Kinetics Funds Distributor LLC (“KFD” or the “Distributor”), the Company’s distributor. The Company, on behalf of the Funds, has adopted separate distribution plans pursuant to Rule 12b-1 promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the 1940 Act (individually, a “Rule 12b-1 Plan” and collectively, the “Rule 12b-1 Plans”) for each of the Advisor Class A and Advisor Class C shares. The expenses
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incurred pursuant to the Rule 12b-1 Plans will be borne solely by Advisor Class A and Advisor Class C shares of the applicable Funds and constitute the only expenses allocated on a Class by Class basis.

The Institutional Class is currently offered only by the Paradigm Fund, the Small Cap Opportunities Fund, the Market Opportunities Fund and the Kinetics Spin-off and Restructuring Fund.

Rights of Each Share Class

Each share of common stock of a Fund is entitled to one vote in electing Board of Directors and other matters that may be submitted to shareholders for a vote. All shares of all Classes of each Fund generally have equal voting rights. However, matters affecting only one particular Fund or Class of shares can be voted on only by shareholders in that Fund or Class. Only shareholders of Advisor Class A or Advisor Class C shares will be entitled to vote on matters submitted to a shareholder vote with respect to the Rule 12b-1 Plan applicable to such Class. All shareholders are entitled to receive dividends when and as declared by the Board of Directors from time to time and as further discussed in the Prospectus.

Non-Diversification of Investments

The Funds, except the Global Fund and the Multi-Disciplinary Income Fund, are non-diversified under the 1940 Act, which means that there is no restriction as to how much the Funds may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Funds intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to those requirements, each Fund, among other things, (i) will not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) and (ii) with respect to 50% of its total assets, will not invest more than 5% of its total assets in any one issuer or acquire more than 10% of the outstanding voting securities of such issuer. As non-diversified investment companies, the Funds may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

Diversification

Each of the Global Fund and the Multi-Disciplinary Income Fund is a diversified investment company. This means that, with respect to 75% of each Fund’s total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the voting securities of such issuer. This does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities.

Under applicable U.S. federal securities laws, the diversification of an investment company’s holdings is measured at the time the investment company purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Funds, the Funds may have a greater percentage of their assets invested in securities of fewer issuers. Accordingly, the Funds are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite the Funds qualifying as diversified investment companies.
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Description of the Funds
With the exception of the Multi-Disciplinary Income Fund and the Kinetics Spin-Off and Corporate Restructuring Fund, the investment objectives listed below are fundamental objectives and therefore cannot be changed without the approval of shareholders.

The Internet Fund

The Internet Fund is a non-diversified fund with an investment objective of long-term growth of capital. The Fund seeks to obtain current income as a secondary objective.

The Global Fund

The Global Fund is a diversified fund with an investment objective of long-term growth of capital.

The Paradigm Fund

The Paradigm Fund is a non-diversified fund with an investment objective of long-term growth of capital.

The Small Cap Opportunities Fund

The Small Cap Opportunities Fund is a non-diversified fund with an investment objective of long-term growth of capital.

The Market Opportunities Fund

The Market Opportunities Fund is a non-diversified fund with an investment objective of long-term growth of capital.

The Multi-Disciplinary Income Fund

The Multi-Disciplinary Income Fund is a diversified fund with an investment objective of income. The investment objective is non-fundamental and can be changed without the approval of shareholders upon 60 days’ notice to shareholders.

The Kinetics Spin-Off and Corporate Restructuring Fund

The Kinetics Spin-Off and Corporate Restructuring Fund commenced operations on May 24, 2007 as the Liberty Street Horizon Fund, a series of the Forum Funds Trust (the “Liberty Street Fund”).

Effective as of the close of business on October 9, 2009, the Horizon Spin-Off and Corporate Restructuring Fund, a series of Investment Manager Series Trust (the “Predecessor Fund”), acquired the assets and liabilities of the Liberty Street Fund. As of the date of the acquisition, all of the holders of issued and outstanding Class A, Class C and Institutional Class shares of the Liberty Street Fund received Class A, Class C and Institutional Class shares, as applicable, of the Predecessor Fund. The Liberty Street
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Fund and the Predecessor Fund were each advised by Liberty Street Advisors, Inc. (the “Predecessor Adviser”) and sub-advised by Horizon Asset Management, Inc. (“Horizon”), an affiliate of the Adviser.

On December 8, 2017, the Fund acquired the assets and assumed the liabilities of the Predecessor Fund. As of the date of the acquisition, all of the holders of issued and outstanding Class A, Class C and Institutional Class shares of the Predecessor Fund received Class A, Class C and Institutional Class shares, as applicable, of the Fund.

The Kinetics Spin-Off and Corporate Restructuring Fund is a non-diversified fund with an investment objective of seeking to achieve long-term growth of capital. The investment objective is non-fundamental and can be changed without the approval of shareholders upon 60 days’ notice to shareholders.

Investment Restrictions

The fundamental investment restrictions of each Fund may be changed only with the approval of the holders of a majority of a Fund’s outstanding voting securities. As used in this SAI, “a majority of a Fund’s outstanding voting securities” means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of common stock of the Fund. The following restrictions are applicable to all Funds, with the exception of the Kinetics Spin-Off and Corporate Restructuring Fund.

1.    Each Fund will not act as underwriter for securities of other issuers.

2.    Each Fund will not make loans amounting to more than 33 1/3% of its total assets (including any collateral posted) or 50% of its total assets (excluding any collateral posted).

3.    With respect to 50% of its total assets, each Fund will not invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer.

4.    Each Fund will not borrow money or pledge, mortgage, or hypothecate its assets except to facilitate redemption requests that might otherwise require the untimely disposition of portfolio securities and then only from banks and in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market at the time of such borrowing, pledge, mortgage, or hypothecation and except that (a) with respect to each Fund other than the Multi-Disciplinary Income Fund, each Fund may enter into futures contracts and related options and (b) with respect to the Multi-Disciplinary Income Fund, to the extent permitted by the 1940 Act.
5.    Each Fund will not invest more than 15% of the value of its net assets in illiquid securities, restricted securities, and other securities for which market quotations are not readily available.

6.    The Internet Fund will not invest in the securities of any one industry except the Internet and Internet-related industries, with the exception of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, if as a result, more than 20% of the Fund’s total net assets would be invested in the securities of such industries. Except during temporary defensive
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periods, at least 80% of the Fund’s total net assets will be invested in the securities of domestic and foreign companies that are engaged in the Internet and Internet-related activities.

7.    The Paradigm Fund will not invest in the securities of any one industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities, if as a result more than 20% of the Fund’s total net assets would be in the securities of such industries.

8.    The Small Cap Opportunities Fund will not invest in the securities of any one industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities, if as a result, more than 20% of the Fund’s total net assets would be invested in the securities of such industry. Except during temporary defensive periods, at least 80% of the Fund’s net assets plus any borrowings for investment purposes will be invested in the securities of domestic and foreign small capitalization companies that provide attractive valuation opportunities due to lack of institutional ownership, lack of significant analyst coverage, or short-term earnings disappointments.

9.    The Market Opportunities Fund will not invest in the securities of any one industry, except in the securities of U.S. and foreign companies engaged in capital markets or related to capital markets and in the gaming industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, if, as a result, more than 20% of the Fund’s total net assets would be invested in the securities of such industry.

10.    The Global Fund and the Multi-Disciplinary Income Fund will not invest in the securities of any one industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities, if, as a result, more than 25% of the Fund’s total net assets would be invested in the securities of such industry.

11.    The Funds will not purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs or real estate except that the Funds may purchase and sell securities of companies that deal in oil, gas, or mineral exploration or development programs or interests therein.

12.    The Funds will not issue senior securities.

The following restrictions are applicable to the Kinetics Spin-Off and Corporate Restructuring Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund may not:

1.    Issue senior securities nor borrow money, except that the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2.    Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.    Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S.
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government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.

4.    Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use; (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry; (c) invest in securities that are secured by real estate or interests therein; (d) purchase and sell mortgage-related securities; (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and (f) invest as otherwise permitted by applicable law.

5.    Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6.    Make loans of money or property to any person, except: (a) to the extent that securities or interests in which the Fund may invest are considered to be loans; (b) through the loan of portfolio securities in an amount up to 33 1/3% of such Fund’s total assets; (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

In applying the Kinetics Spin-Off and Corporate Restructuring Fund’s fundamental policy concerning industry concentration described above, it is a matter of non-fundamental policy that investments in certain broader categories of companies will not be considered to be investments in the same industry, for example: technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries.

Non-Fundamental Investment Limitations

The following are non-fundamental operating policies that may be changed by the Board of Directors of the Company without shareholder approval.

The Multi-Disciplinary Income Fund will not invest more than 15% of the value of its total assets in illiquid investments, restricted securities, and other securities for which market quotations are not readily available.

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Investment Policies and Associated Risks
The following paragraphs provide a more detailed description of the Funds’ investment policies and risks identified in the Prospectus. Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Directors of the Company without shareholder approval.
Common Stock (All Funds)

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock (All Funds)

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation, although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Convertible Securities (All Funds)

A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the
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market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Small- and Mid-Cap Stocks (All Funds)

A Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, a Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

A Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Short Sales (The Multi-Disciplinary Income Fund)

The Multi-Disciplinary Income Fund may enter into short sales. Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium or a negative rebate (short rebate), which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

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The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, negative rebate (short rebate) or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

Warrants and Rights (All Funds)

Each Fund may purchase, and the Multi-Disciplinary Income Fund may also sell short, warrants and similar rights (including those acquired in units or attached to other securities), which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them.

Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants do not necessarily correlate with the prices of the underlying shares. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. An investment in warrants or rights may be considered speculative.

Debt Securities (All Funds)

The Funds may invest in (and the Multi-Disciplinary Income Fund may invest all of its assets in) convertible and non-convertible debt obligations without regard to rating, and as a result, the Funds may purchase or hold securities in the lowest rating categories. Debt securities in these lowest investment grade categories are considered to be below investment grade securities that may not have adequate capacity to pay principal or that otherwise generally lack the characteristics of desirable investments. As compared to debt securities with higher ratings, these “high risk” securities are vulnerable to nonpayment and depend to a larger degree upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. With the exception of the Multi-Disciplinary Income Fund, at no time will the Funds have more than 20% of their respective total assets, invested in any debt securities that are rated below investment grade or if the security is unrated, of comparable quality as determined by the Adviser, either at the time of purchase or as a result of a reduction in rating after purchase. Please see “Appendix A” to this SAI for a description of debt security ratings.

The fixed-income securities in which the Funds may invest are generally subject to credit risk, extension risk, income risk, inflation risk, interest rate risk, market risk, and prepayment risk.

Credit Risk. Fixed-income securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a fixed
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income security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a fixed income security may be linked to the obligations of other people who may fail to meet their obligations. The credit risk associated with a fixed income security could increase to the extent that a fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a fixed income security is also affected by the market’s perception of the creditworthiness of the issuer.

A fund may incur substantial losses on fixed income securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the fund to evaluate credit risk may affect the value of securities held by a fund. Obligations under debt securities held by a fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s Ratings (“Moody’s”), Standard & Poor’s Global Ratings (“S&P®”), or Fitch Ratings (“Fitch”) to help describe the creditworthiness of the issuer. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Securities Ratings.”

Extension Risk. A fund subject to extension risk, which is the risk that the market value of some fixed income securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. Consequently, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in, and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income Risk. A fund is subject to income risk, which is the risk that a fund’s income will decline during periods of falling interest rates or when the fund experiences defaults on fixed income securities it holds. A fund’s income declines when interest rates fall because, as the fund’s higher-yielding fixed income securities mature or are prepaid, a fund must re-invest the proceeds in fixed income securities that have lower, prevailing interest rates. The amount and rate of distribution that a fund’s shareholders receive are affected by the income that the fund receives from its portfolio holdings. If the income is reduced, distributions by a fund to shareholders may be less.
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Fluctuations in income paid to a fund are generally greater for variable rate fixed income securities. A fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. A fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation Risk. The market price of fixed income securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a fund. Fixed income securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest Rate Risk. The market value of fixed income securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new fixed income securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding fixed income securities less attractive. In general, the market prices of long-term fixed income securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term fixed income securities. The longer a fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high-quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Market Risk. All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide and may affect only particular companies or industries.

Prepayment risk. Fixed income securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a fixed income security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

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Additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Adviser attempts to reduce the risks described above through diversification of a Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including seeking to maintain interest rates at or near historically low levels and by purchasing large quantities of fixed income securities on the open market, such as securities issued or guaranteed by the U.S.
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government, its agencies or instrumentalities, (“Quantitative Easing”). Similar steps were taken in an effort to support the economy during the COVID-19 pandemic. In addition, this and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the U.S. federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Recently, the Federal Reserve has raised interest rates and has indicated that it expects to continue to raise interest rates further this year in an effort to control inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by a Fund, which could cause the value of the Fund’s investments and share price to decline. To the extent that a Fund invests in derivatives tied to fixed income markets, the Fund will be more substantially exposed to these risks than a fund that does not invest in such derivatives.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities (All Funds)

A Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained
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periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase a Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

When-Issued and Delayed Delivery Transactions (All Funds)
Each Fund may purchase short-term obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller’s failure to complete these transactions may cause the Funds to miss a price or yield considered advantageous. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices.

The Funds may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, each Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. The Funds will comply with Rule 18f-4 under the 1940 Act with respect to these transactions. See the sections entitled “Investment Policies and Associated Risks-Short Sales” above and “Regulatory Derivatives Rule” below for additional information.

In addition, Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements that require a Fund to post collateral in connection with its to be announced (“TBA”) transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

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Exchange-Traded Funds (All Funds)

ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their net asset value (“NAV”), but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAV. The existence of extreme market volatility or potential lack of an active trading market for an ETF's shares could result in such shares trading at a significant premium or discount to NAV.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments, leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses. Please see "Investment Company Securities" below for additional information.

Closed-End Funds (All Funds)

Each Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested
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directly in the closed-end fund(s). See "Investment Company Securities" below for additional information.
Investment Company Securities (All Funds)

Each Fund may invest in securities issued by other investment companies, including affiliated investment companies, (each, an “Underlying Fund”), such as open-end funds, closed-end funds, unit investment trusts (“UITs”) and ETFs, to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. Rule 12d1-1 under the 1940 Act permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund's investment objectives and policies.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While the amended Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Each Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of a Fund.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

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Restricted and Illiquid Investments (All Funds)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds may invest up to 15% of their net assets in illiquid investments. An illiquid investment is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities are any securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) and are illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Kinetics Spin-Off and Corporate Restructuring Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the Securities Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the Board.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board of Directors of the Company, and when required, to the SEC.

Depositary Receipts (All Funds)

The Funds may each invest in American Depositary Receipts (“ADRs”) and in other forms of depositary receipts, such as International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”). ADRs are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. EDRs are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. GDRs are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. In particular, ADRs represent the right to receive securities of foreign issuers deposited in a bank or other depositary. ADRs are traded in the United States and the prices of ADRs are quoted in U.S. dollars. Investments in depositary receipts involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of
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payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency. Such changes will affect a Fund to the extent that the Fund is invested in ADRs comprised of foreign securities.

Taxes. The interest and dividends payable on certain foreign securities comprising an ADR may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Funds and that may ultimately be available for distribution to the Funds’ shareholders.

Derivatives (All Funds)

Each Fund may utilize a variety of derivatives contracts, such as options, futures, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

Buying Call and Put Options. Each of the Funds may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that a Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost.

Each of the Funds may purchase put options. By buying a put, a Fund has the right to sell a security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. Each Fund may write covered options on equity and debt securities and indices. The Multi-Disciplinary Income Fund may write up to 20% of its assets in put options on equity and, to a limited extent, debt securities and indices, for hedging or non-hedging purposes. The Multi-Disciplinary Income Fund may also write more than 5% of its net assets on
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covered call options on equity and debt securities and indices. In the case of call options, so long as a Fund is obligated as the writer of a call option, it will own the underlying security subject to the option, however, index options and sector/industry based ETF options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, segregates liquid assets in an amount equal to the value of the option on a daily, marked-to-market basis). In the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is “covered” if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio or, in the case of index options and sector/industry based ETF options, will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Funds may purchase securities, which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Funds. A Fund’s turnover may increase through the exercise of a call option; this will generally occur if the market value of a “covered” security increases and a Fund has not entered into a closing purchase transaction.

As a writer of an option, each Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause a Fund, as applicable, to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of the loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Fund’s ability to close out the option it has written.

Each Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities indices, or foreign currencies. With respect to securities and foreign currencies, each Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since a Fund, as applicable, will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities
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that are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When a Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, a Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls bellows the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, a Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Fund’s ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit a Fund to use cash or proceeds from the investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. Likewise, a Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Writing Over-The-Counter (“OTC”) Options. Each Fund, except the Multi-Disciplinary Income Fund, may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange-traded options. The Multi-Disciplinary Income Fund may invest to a limited extent in OTC options. Just as with exchange-traded options, OTC options give the holder the right to buy an
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underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange-traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information obtained from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the SEC has often taken the position that purchased OTC options and the assets used to “cover” written OTC options are illiquid investments.

The Funds will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Funds.

Futures and Options on Futures (All Funds)

A Fund may use interest rate, foreign currency, index and other futures contracts. A Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon
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exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits. A Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. A Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by CFTC. A Fund may invest in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, as of the date of this SAI, neither the Company nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Adviser is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to a Fund. In the future, if a Fund’s use of futures, options on futures, or swaps requires the Adviser to register as a commodity pool operator with the CFTC with respect to the Fund, the Adviser will do so at that time.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions. A Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

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A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, the Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Futures Contracts. Each Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases each Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

Each Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.” Thereafter, a Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index. Each Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of each other Fund’s net assets.

To the extent a Fund enters into a stock index futures contract, it will comply with Rule 18f-4 under the 1940 Act. See the sections entitled “Investment Policies and Associated Risks-Short Sales” above and “Regulatory Derivatives Rule” below for additional information.

Risks Associated With Options and Futures. Although the Funds may each write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of their portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/ or daily price fluctuations. Changes in the market value of a Fund’s investment securities may differ substantially from the changes anticipated by the Fund when it
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established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the initial investment in such a contract.

Successful use of futures contracts depends upon the Adviser’s ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the Adviser’s judgment in this respect will be correct.

The Commodity Futures Trading Commission (“CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract. U.S. federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative position limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund’s strategies for hedging its securities.

Participatory Notes. The Global Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative, which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to the Fund’s percentage limitation for investments in illiquid investments.

Regulatory Derivatives Rule. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 requires that the Funds trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Under Rule 18f-4, when a Fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. These requirements may limit the ability
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of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors in the Funds.

The use of derivatives is subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under CFTC rules, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments
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permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. These instruments may be subject to additional regulation as qualified financial contracts (see "Qualified Financial Contracts" below for additional information).

Distressed Investments (All Funds)

Each Fund, other than the Multi-Disciplinary Income Fund, may invest up to 5% of its assets in securities of companies that are in financial distress (i.e., involved in bankruptcy or reorganization proceedings). The Multi-Disciplinary Income Fund may invest up to 15% of its total assets in securities of companies that are in financial distress. These securities may include, among other things, senior or subordinated fixed income securities, common stock, preferred stock, warrants and other kinds of indebtedness. There can be no assurance that the Adviser will correctly evaluate all the factors that could affect the outcome of an investment in these types of securities. Financially distressed securities involve considerable risk that can result in substantial or even total loss on a Fund’s investment.

It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in bankruptcy or reorganization proceedings. Such investments may also be adversely affected by U.S. federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities. In addition, the spread between the bid and asked prices of such securities may
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be greater than normally expected and it may take a number of years for the market price of such securities to reflect their intrinsic value.

Securities of financially troubled companies require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Adviser. To the extent that the Adviser becomes involved in such proceedings, the Adviser may have a more active participation in the affairs of the issuer than that assumed generally by a shareholder, and such participation may generate higher legal fees and other transaction costs relating to the investment than would normally be the case.

In bankruptcy and other forms of corporate reorganization, there exists the risk that the reorganization will: (1) be unsuccessful (due to, for example, failure to obtain the necessary approvals); (2) be delayed (for example, until various liabilities, actual or contingent, have been satisfied); or (3) result in a distribution of cash or a new security the value of which will be less than the purchase price of the security in respect to which such distribution was made.

Real Estate Investment Trusts (“REITs”) (All Funds)

The Funds may invest in REITs. A REIT is a corporation or trust that pools the capital of many investors to purchase income property and/or mortgage loans.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to
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rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Cyber Security Risk (All Funds)

The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Funds or their Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cyber security incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Funds have limited ability to prevent or mitigate cyber security incidents involving third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds and the Adviser, and the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third-parties whose operations may affect the Funds or their shareholders. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value and therefore negatively impact a Fund’s NAV.

Operational Risk (All Funds)

The Adviser and other service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Adviser or the other service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Qualified Financial Contracts (All Funds). Regulations adopted by U.S. federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are
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not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty's affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund's credit and counterparty risks.

Foreign Securities (All Funds except the Multi-Disciplinary Income Fund). Each Fund (with the exception of the Multi-Disciplinary Income Fund) may invest in securities of foreign issuers that are denominated or traded in foreign currencies. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments, and potential imposition of tariffs or other trading disruptions. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Funds may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the NAV of a Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, a Fund is subject to the possible imposition of
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exchange control regulations or freezes on convertibility of currency. Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency- denominated securities and other investments held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

To the extent consistent with their investment objectives and strategies, the Funds may invest in obligations of foreign branches of U.S. banks (“Eurodollars”) and U.S. branches of foreign banks (“Yankee dollars”) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. To the extent consistent with their investment objectives and strategies, the Funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Income from foreign securities and other investments will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, tariffs and trading disruptions, including the imposition of sanctions or other similar measures, could adversely affect the Funds' investments. The imposition of, or an increase in, tariffs or trade restrictions between the United States and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the United States and foreign countries. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected by other policy changes made by governments or quasi-governmental organizations.
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Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel and other countries in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Funds' investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Funds' ability to achieve their investment objectives, prevent the Funds from receiving payments otherwise due, increase diligence and other similar costs to the Funds, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Funds' performance with respect to such investments, and thus the Funds' performance as a whole.

Europe – Recent Events.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (“EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EMU countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EMU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
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Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Emerging Markets (All Funds)

The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (“MSCI”) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Funds’ ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Funds invest.

Foreign Currency Transactions (All Funds)

The Funds may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Funds enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Funds may enter into forward contracts to hedge against risks arising from securities the Funds own or anticipate purchasing or the U.S. dollar value of interest and dividends paid on those securities. If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Funds may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Funds incur foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign
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currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities a Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.
Crypto Asset Investments (The Internet Fund, the Global Fund, the Paradigm Fund, the Small Cap Opportunities Fund, the Market Opportunities Fund and the Kinetics Spin-Off and Corporate Restructuring Fund)

The Internet Fund, Global Fund, Paradigm Fund, Small Cap Opportunities Fund, the Market Opportunities Fund and the Kinetics Spin-Off and Corporate Restructuring Fund may invest indirectly in crypto assets.

Crypto assets (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although crypto assets are an emerging asset class, they are not presently widely accepted as a medium of exchange. There are thousands of crypto assets, the most well-known of which is Bitcoin.

Bitcoin or BTC was the first decentralized crypto asset. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Bitcoin Network allows people to exchange tokens of value, bitcoins, which are recorded on a public transaction ledger known as a Blockchain. The Funds may invest indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.
In addition to the general risks of investing in other investment vehicles, the value of the Funds’ indirect investments in crypto assets are subject to fluctuations in the value of the crypto asset, which can be highly volatile. The value of crypto assets is determined by the supply and demand for crypto assets in the global market for the trading of crypto assets, which consists primarily of transactions on crypto asset trading platforms. The price of one crypto asset could drop precipitously (including to zero) for a variety of reasons including but not limited to regulatory changes, a crisis of confidence in the crypto asset network or a change in user preference to competing crypto assets. The Funds’ exposure to crypto assets can result in substantial losses to the Funds.
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Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage, without the oversight of a central authority or banks. The value of crypto assets is not backed by any government, corporation, or other identified body. Crypto assets are also susceptible to theft, loss and destruction.

Crypto assets trade on crypto asset trading platforms, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These crypto asset trading platforms can cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions. Crypto asset trading platforms may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, crypto asset trading platforms may be operating out of compliance with regulations, and many crypto asset trading platforms lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of crypto assets on crypto asset trading platforms may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.

Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by crypto assets into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of crypto assets, either of which could adversely impact the value of the Funds’ investments. In addition, to the extent market participants develop a preference for one crypto asset over another, the value of the less preferred crypto asset would likely be adversely affected.

The crypto asset industry is a newer, speculative, and still-developing industry that faces many risks. The crypto asset industry may still be experiencing a bubble or may experience a bubble again in the future. For example, in the first half of 2022, each of Celsius Network, Voyager Digital Ltd., and Three Arrows Capital declared bankruptcy, resulting in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. In November 2022, FTX Trading Ltd. (“FTX”), one of the largest digital asset platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency, which were subsequently corroborated by its CEO. Shortly thereafter, FTX’s CEO resigned and FTX and many of its affiliates filed for bankruptcy in the United States, while other affiliates have entered insolvency, liquidation, or similar proceedings around the globe, following which the U.S. Department of Justice brought criminal fraud and other charges, and the SEC and CFTC brought civil securities and commodities fraud charges, against certain of FTX’s and its affiliates’ senior executives, including its former CEO. In addition, several other entities in the crypto asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. In response to these events, the prices of crypto assets have experienced extreme volatility and other entities in the crypto asset industry have been negative affected. It is possible that similar event could occur in the future, which would undermine confidence in the crypto asset industry and negatively affect the value of crypto assets. It is not possible to predict at this time all of the risks that they may pose to the Funds, its service providers or to the crypto asset industry as a whole.

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Factors affecting the further development of crypto assets include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of crypto assets and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets.

Crypto asset markets in the U.S. exist in a state of regulatory uncertainty. Regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Funds’ indirect investments in crypto assets. As digital assets have grown in both popularity and market size, a number of U.S. state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.

The Funds’ exposure to crypto assets may change over time and, accordingly, such exposure may not be represented in a Fund at any given time. Many significant aspects of the tax treatment of investments in crypto assets are uncertain, and a direct or indirect investment in crypto assets may produce non-qualifying income. Crypto assets are a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Funds’ indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it for payments.

Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. The risks associated with blockchain technology may not fully emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology.

The adoption of blockchain and the development of competing platforms or technologies could affect its usage. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. In addition, blockchain networks may undergo technological developments or upgrades. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and
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validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets.

Technological developments may lead to technical or other flaws (including undiscovered flaws) in the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, or by which the validity of a copy of such blockchain can be proven, or the development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the blockchain systems, all of which could negatively impact Fund shares.

There is limited guidance issued by the Internal Revenue Service pertaining to digital assets and certain digital asset-related investments and transactions. Income or gains from such investments may result in the Fund recognizing ordinary income (rather than capital gains), and may not constitute qualifying income for purposes of the requirements applicable to RICs. As a result, the Funds may be required to limit or modify its investment strategies to maintain RIC status. Failure to qualify as a RIC could result in the Funds being subject to U.S. corporate income tax on a net income basis. The proper U.S. federal income tax classification or treatment of certain transactions involving digital assets is uncertain, and the Internal Revenue Service may not agree with the positions taken by the Funds with respect to the characterization of certain crypto transactions.

Most of the Funds contributed all or a portion of their holdings in crypto assets to a wholly-owned and controlled subsidiary of each Fund organized under the laws of the Cayman Islands (individually, a “Cayman Subsidiary” and collectively, the “Cayman Subsidiaries”).

With respect to the Kinetics Spin-Off and Corporate Restructuring Fund, the Fund may invest in crypto assets by investing up to 25% of the value of its total assets in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) that may acquire interests in pooled investment vehicles that provide exposure to crypto assets. The Fund will invest in its Subsidiary within the limitations of the U.S. federal income tax law, rules and regulations that apply to “regulated investment companies” under Subchapter M of the Code (“RICs”). Unlike the Fund, the Subsidiary may invest without limitation in pooled investment vehicles that provide exposure to crypto assets. However, the Fund and its Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody. Unlike the Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Fund is the sole shareholder of its Subsidiary and does not expect shares of its Subsidiary to be offered or sold to other investors.

The Fund will make investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by a Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this SAI.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this SAI, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly-owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in its Subsidiary, and the Fund’s role as sole shareholder of its Subsidiary. The
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Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in the Fund’s Prospectus and SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Each of the Internet, Global and Market Opportunities Funds is also the sole shareholder of its respective wholly owned subsidiary organized under Delaware law (collectively, the “Delaware Subsidiaries,” and together with the Cayman Subsidiaries, the “Subsidiaries”) and contributed a portion of its holdings in crypto assets to its Delaware Subsidiary. Any net gains that a Delaware Subsidiary recognizes on future sales of the contributed shares of crypto assets will be subject to U.S. federal and state corporate income tax, but the dividends that a Delaware Subsidiary pays to each Fund (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Code.

Generally, a Subsidiary invests primarily in the Grayscale Bitcoin Trust, but may, potentially, invest in other pooled investment vehicles that provide additional exposure to crypto assets. The Funds will invest in their Subsidiaries within the limitations of the U.S. federal income tax laws, rules and regulations that apply to regulated investment companies (“RICs”) under Subchapter M of Subtitle A, Chapter 1, of the Code. Unlike the Funds, the Subsidiaries do not, and will not, seek to qualify as RICs.

Sovereign Debt Obligations (The Kinetics Spin-Off and Corporate Restructuring Fund)

The Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Municipal Bonds (The Kinetics Spin-Off and Corporate Restructuring Fund)

Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be
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general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current U.S. federal income tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from U.S. federal income tax or the alternative minimum tax.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities (The Kinetics Spin-Off and Corporate Restructuring Fund)

Within the parameters of its specific investment policies, the Fund may invest in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations (The Kinetics Spin-Off and Corporate Restructuring Fund)

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

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Swap Transactions (The Kinetics Spin-Off and Corporate Restructuring Fund)

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full-face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds,
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and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps. The Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund
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purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Over the Counter Derivatives Transactions (The Kinetics Spin-Off and Corporate Restructuring Fund)

The Dodd-Frank Act, which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”). Congress may determine to repeal or revise the Dodd-Frank Act or portions thereof and other laws and regulations. The effect of such actions, if taken, cannot be known.

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. It remains unclear whether these regulations will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or
43

favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Non-Publicly Traded Securities And Private Placements (The Kinetics Spin-Off and Corporate Restructuring Fund)

The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the- counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. Investments by the Fund in non-publicly traded securities and private placements may be limited to the Fund’s prohibition on investing more than 15% of its net assets in illiquid investments.

Short-Term Investments (The Kinetics Spin-Off and Corporate Restructuring Fund)

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

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Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of U.S. federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Adviser may actively expose the Fund to credit risk. However, there can be no guarantee that the Adviser will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Government Obligations (The Kinetics Spin-Off and Corporate Restructuring Fund)

The Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

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Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government- sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Temporary Investments

Due to the changing nature of the Internet and related companies, the national economy and market conditions, the Internet Fund may, as a temporary defensive measure, invest without limitation, in short-term debt securities and money market securities with a rating of A2-P2 or higher. These ratings are described at the end of this SAI under “Description of Securities Ratings.”

To respond to adverse market, economic, political or other conditions, the Global Fund, the Paradigm Fund, the Small Cap Opportunities Fund, the Market Opportunities Fund, and the Multi-Disciplinary Income Fund each may invest up to 100% of its assets in high quality, U.S. short-term debt securities and money market instruments.

In order to have funds available for redemption and investment opportunities, each Fund may also hold a portion of its assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Funds will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers’ acceptances purchased by the Funds will be guaranteed by U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion. Each Fund anticipates that not more than 15% of its total assets will be so invested or held in cash at any given time, except when the Fund is in a temporary defensive posture.

With respect to the Kinetics Spin-Off and Corporate Restructuring Fund, the Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

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Portfolio Turnover

The Funds have each elected to be treated as RICs for U.S. federal income tax purposes. In order to qualify for the beneficial tax treatment afforded RICs, and to be relieved of U.S. federal income tax liabilities, RICs must distribute substantially all of their net income to shareholders generally on an annual basis. The Funds do not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held. Portfolio turnover rates may vary depending on the volume of buying and selling activities. Rates over 100% annually are considered high. The table below shows the portfolio turnover rates for the past two fiscal years.

Portfolio turnover rate for:	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
The Internet Fund	45%	43%
The Global Fund	5%	34%
The Paradigm Fund	3%	2%
The Small Cap Opportunities Fund	0%	6%
The Market Opportunities Fund	4%	7%
The Multi-Disciplinary Income Fund	74%	37%
The Kinetics Spin-Off and Corporate Restructuring Fund	4%	6%

Management of the Funds

Board of Directors

The management and affairs of the Funds are overseen by the Board of Directors of the Company (the “Board”). The Board consists of six individuals, five of whom are not “interested persons” of the Company as that term is defined in the 1940 Act (“Independent Directors”). The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds. The Board has appointed Mr. Jay Kesslen, of the Adviser, as their Anti-Money Laundering Officer.

The Board believes that each of the Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes common to all Directors is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions; experience as a board member of the Company, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics,
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specific details regarding each Director’s principal occupations during the past five years are included in the table below.

Officers and Directors of the Company are listed below with their ages, addresses, present positions with the Company and principal occupations over at least the last five years. Each Director may be contacted by writing to the Director at c/o Kinetics Mutual Funds, Inc., 1270 Avenue of the Americas, 27th Floor, New York, NY 10020.

Independent Directors

Name, Address(1) and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios Overseen by Director	Other Directorships Held by Director (2)
Steven T. Russell (62)	Independent Director	Indefinite/24 years	Professor of Business Law, Suffolk County Community College (1997 to Present); Lawyer, Private Practice (2010 to present).	7	N/A
Douglas Cohen, CPA (64)	Independent Director	Indefinite/24 years	Chief Financial Officer, Sunrise Credit Services, Inc. (2005 to 2021).	7	N/A
William J. Graham (64) c/o	Independent Director	Indefinite/24 years	Attorney, William J. Graham, PC (2001 to present); Assistant Town Attorney, Town of Islip (2016 to 2021).	7	N/A
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Name, Address(1) and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios Overseen by Director	Other Directorships Held by Director (2)
Joseph E. Breslin (72)	Independent Director	Indefinite/24 years	Counsel, White Oak Global Advisors, LLC (2016 to present).	7
Trustee, Forethought Variable Insurance Trust (23 portfolios); Trustee, BluArc Multi-Strategy Fund (2014 to 2017); Chairman and Trustee, Northern Lights Fund Trust IV (21 portfolios); Trustee, Hatteras Alternative Mutual Funds Trust (5
portfolios) (2004 to
2016); Trustee, Underlying Funds Trust (5 portfolios)
(2004 to 2016); Trustee, Director, Hatteras Master Fund, L.P. (2013 to 2016); Director, Hatteras Core Alternatives TEI Fund, L.P. (2013 to 2016); Director, Hatteras Core Alternatives Fund, L.P. (2013 to 2016); Director, Hatteras Core Alternatives Institutional Fund,
L.P. (2013 to 2016); and Director, Hatteras Core Alternatives TEI Institutional Fund, L.P. (2013 to 2016).

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Name, Address(1) and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios Overseen by Director	Other Directorships Held by Director (2)
James M. Breen (67)	Independent Director	Indefinite/16 years	Security Consultant and Licensed Florida Private Investigator (2019 to present); Special Agent, Florida Department of Law Enforcement (FDLE) (2015 to 2019); Vice President, HBES Consulting, Inc. (2014 to present); Citibank, Senior AML Analyst (2014 to 2015); Senior Special Agent, Homeland Security Investigations, Miami, FL (2011 to 2014); Assistant Attaché Immigration & Customs Enforcement, Pretoria, South Africa (2008 to 2011).	7	N/A
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Interested Director

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios Overseen by Director	Other Directorships Held by Director(2)
Peter B. Doyle(3) (63)	Director, President & Chairman of the Board	Indefinite/22 years	Co-Chief Executive Officer, Horizon Kinetics Asset Management LLC (2026 to present); Managing Director, Horizon Kinetics Holding Corporation (Parent Company of Horizon Kinetics Asset Management LLC (investment adviser) (1994 to present); Vice President, FRMO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to marketable securities).	7	Director and Officer, FRMO Corp. (since 2001).
(1)The address of the Company’s Directors is c/o Horizon Kinetics Asset Management LLC, 1270 Avenue of the Americas, 27th Floor, New York, New York 10020.
(2)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or investment companies registered under the 1940 Act.
(3)Directors who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

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Officers

Name, Address(1) and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Russell W. Grimaldi (46)	Chief Compliance Officer	Indefinite/< 1 year	Chief Compliance Officer,
Horizon Kinetics Holding Corporation (including Horizon Kinetics Asset Management) (2005 to present); KBD Securities, LLC (2005 to present); Kinetics Funds Distributor LLC (2005 to present); Consensus Mining and Seigniorage Corporation (2022 to present); Chief Compliance Officer, Renn Fund, Inc. (2024 to present).

Jay H. Kesslen (53)	Vice President, AML Officer, and Assistant Secretary	Indefinite/20 years	General Counsel, Horizon
Kinetics LLC (including Horizon Kinetics Asset Management LLC (an SEC-registered investment adviser) (2000 to present), Chief Compliance Officer, Horizon Kinetics Asset Management LLC (2015 to 2017), Kinetics Funds Distributor LLC (2000 to present), KBD Securities LLC (2000 to present); FRMO Corp. (2014 to present); RENN Fund, Inc. (2017 to present); Vice-President and General Counsel, Consensus Mining and Seigniorage Corporation (2022 to present).

(1)The address of the Company’s Directors is c/o Horizon Kinetics Asset Management LLC, 1270 Avenue of the Americas, 27th Floor New York, New York 10020.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Board of Directors of the Company. The Company, on behalf of the Funds, has engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s Articles of Incorporation and By-laws. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Directors meet with their independent legal counsel in-person during each quarterly in-person board meeting. As described below, the Board has established an Audit Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time to assist them in fulfilling their oversight responsibilities.
The Board has appointed Peter B. Doyle, an interested Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Company’s service providers, counsel and other Directors generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board does not have a lead
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independent Director. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.
The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Company’s other primary service providers on a periodic or regular basis, including the Company’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Committees
The Board has two standing committees as described below:

Audit Committee
Members	Description	# of Meetings during Past Fiscal Year
James M. Breen, Joseph E. Breslin, Douglas Cohen, CPA*, William J. Graham, Steven T. Russell	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Funds.	The Committee met two times during the year ended December 31, 2025.
Pricing Committee
James M. Breen, Joseph E. Breslin*, Douglas Cohen, CPA, William J. Graham, Steven T. Russell
Responsible for (1) monitoring the valuation of the Funds’ securities and other investments; and (2) as required by the Funds’ valuation policies, when the full Board is not in session, overseeing the fair value determination of illiquid and other holdings by the Funds’ valuation designee, which determinations shall be reported to the full Board.
The Committee met two times during the year ended December 31, 2025.
* Designates the Chairperson of the respective Committee.

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Board Interest in the Funds

As of December 31, 2025, the Directors owned the following amounts in the Funds and in all of the Funds overseen by the Directors:

Name of Director	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director
INDEPENDENT DIRECTORS
Steven T. Russell	Internet Fund	None	None
	Global Fund	None
	Paradigm Fund	None
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None
Douglas Cohen, CPA	Internet Fund	None	Over $100,000
	Global Fund	None
	Paradigm Fund	$10,001-$50,000
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None
William J. Graham	Internet Fund Global Fund	None None	Over $100,000
	Paradigm Fund	Over $100,000
	Small Cap Opportunities Fund	$50,001 - $100,000
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None
INDEPENDENT DIRECTORS
Joseph E. Breslin	Internet Fund	None	Over $100,000
	Global Fund	None
	Paradigm Fund	Over $100,000
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	$50,001 - $100,000
	Multi-Disciplinary Income Fund	None
James M. Breen	Internet Fund	None	None
	Global Fund	None
	Paradigm Fund	None
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None
INTERESTED DIRECTOR
Peter B. Doyle	Internet Fund	Over $100,000	Over $100,000
	Global Fund	Over $100,000
	Paradigm Fund	Over $100,000
	Small Cap Opportunities Fund	Over $100,000
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Name of Director	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director
	Market Opportunities Fund	Over $100,000
	Multi-Disciplinary Income Fund	Over $100,000
Compensation
For their service as Directors of the Company, the Independent Directors receive an aggregate fee of $60,000 per year and $3,750 per Board meeting attended, with an additional $2,000 for each Pricing and/or Audit Committee meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. In addition, each Committee Chairman of the Company (such as the Audit Committee or Pricing Committee) receives an additional fee of $5,000 per year for his service as chairman.

The “interested persons” who serve as Directors of the Company receive no compensation for their service as Directors. None of the executive officers receive compensation from the Funds except the Company’s Chief Compliance Officer. The following table provides compensation information for the Directors for the fiscal year-ended December 31, 2025.

Name and Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds Paid to Directors (2)

Interested Director
Peter B. Doyle (1)	None	None	None	None
Independent Directors
Steven T. Russell	$28,447	None	None	$60,000
Douglas Cohen, CPA	$30,982	None	None	$65,000
William J. Graham	$28,447	None	None	$60,000
Joseph E. Breslin	$28,516	None	None	$65,000
James M. Breen	$28,447	None	None	$60,000
(1)“Interested person” as defined under the 1940 Act.
(2)Includes compensation paid by Kinetics Portfolios Trust. Prior to [January 1, 2027], each Fund, except the Kinetics Spin-Off and Corporate Restructuring Fund, invested all of its assets in a corresponding Master Portfolio as part of a master/feeder structure. Accordingly, compensation to the Directors/Trustees for their services as Board members was paid by Kinetics Portfolios Trust on behalf of the Master Portfolios. Effective January 1, 2027, compensation to the Directors for their services as Board members is paid by the Company on behalf of the Funds.

Control Persons and Principal Holders of Securities

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The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of a Fund as of December [_], 2026 (a “principal shareholder”). A control person is one who owns beneficially either directly or through controlled companies more than 25% of the voting securities of a company or who acknowledges or asserts the existence of control. For all control persons that are companies, the parent company and jurisdiction under which the control person is organized is also provided.

[Information to be provided by amendment]

Management Ownership

As of December [_], 2026, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Funds of each Fund Class, with the exception of the Institutional Class of the Spin-Off Fund and the No Load Class of the Global Fund, Paradigm Fund, Small Cap Opportunities Fund, and Market Opportunities Fund. As of December [_], 2026, the Directors and officers of the Company as a group owned [_]% of the outstanding shares of the Institutional Class of the Spin-Off Fund. As of December [_], 2026, the Directors and officers of the Company as a group owned approximately [_]%, [_]%, [_]%, and [_]%, of the outstanding shares of the No Load Class of Global Fund, Paradigm Fund, Small Cap Opportunities Fund, and Market Opportunities Fund, respectively. Furthermore, neither the Independent Directors, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Fund’s distributor, KFD, or any of their respective affiliates.

Proxy Voting Policies
The Company, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted policies and procedures for the voting of proxies on behalf of client accounts, including the Funds, for which the Adviser has voting discretion. Pursuant to these policies and procedures, the Adviser’s guiding principles in voting proxies is to ensure that the manner in which proxies are voted is in the best interest of its clients and the value of the investment. To this end, an independent third party proxy service, Institutional Shareholder Services Inc. (“ISS”), has been retained by the Adviser for their fundamental research on the proxy question and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of the Adviser’s clients.

ISS will inform the Adviser’s proxy administrator of any proxies that do not fall within the adopted guidelines. The Adviser’s proxy administrator will send the proxies in question to the relevant Fund’s portfolio manager for review, documentation of vote rationale, and signature. In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the Chief Investment Strategist for execution.

ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Adviser to determine whether they are consistent with the Adviser’s guiding principles. ISS also assists the Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

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The Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Adviser currently receives from ISS.

The Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Adviser’s use of ISS as an independent third party and a review and approval process for individual decisions that do not follow ISS recommendations.

More Information

Each Fund’s actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy voting policies and procedures are also available on the Funds’ website at www.kineticsfunds.com or by calling toll-free at 1-800-930-3828 and will be sent within three business days of receipt of a request.

Investment Adviser
The Adviser, Horizon Kinetics Asset Management LLC, serves as the investment adviser to the Funds pursuant to an investment advisory agreement with the Company, on behalf of each Fund. The Board of Directors of the Company, on behalf of each Fund, approved advisory contracts (collectively, the “Advisory Agreement”) with Kinetics. The Advisory Agreement continues on a year-to-year basis provided that specific approval is voted at least annually by the Board of Directors or by the vote of the holders of a majority of the outstanding voting securities of the Funds, as applicable. In either event, it must also be approved by a majority of the Directors of the Funds who are neither parties to the Advisory Agreement nor “interested persons” of the Company as defined in the 1940 Act at a meeting called for the purpose of voting on such approval. The Adviser’s investment decisions are made subject to the direction and supervision of the Board of Directors. The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Funds. Ultimate decisions as to a Fund’s investment policies are made by the Fund’s officers and the Board of Directors.

Under the Advisory Agreement, Kinetics furnishes investment advice to the Funds by continuously reviewing the securities portfolios and recommending to the Funds to what extent securities should be purchased or sold. Pursuant to the Advisory Agreement, the Adviser:

(1)renders research, statistical and advisory services to the Funds;
(2)makes specific recommendations based on the Funds’ investment requirements; and
(3)pays the salaries of those of the Funds’ employees who may be officers or directors or employees of the Adviser.

A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for each Fund will be available in the Funds’ Form N-CSR for the period ended December 31, 2026.

Advisory Fees
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The Investment Adviser conducts investment research and supervision for each Fund and is responsible for the purchase and sale of securities for each Fund. For the above advisory services, except with respect to the Multi-Disciplinary Income Fund and the Kinetics Spin-Off and Corporate Restructuring Fund, each Fund has agreed to pay to Kinetics an annual fee of 1.25% of each Fund’s average daily net assets. All fees are computed on the average daily closing NAV of the Funds and are payable monthly. Effective as of April 30, 2023, the Investment Adviser has agreed to reduce the management fee for the Multi-Disciplinary Income Fund from 1.25% to 1.00%. Additionally, effective as of April 30, 2023. The Investment Adviser has agreed to waive 0.75% of the 1.00% management fee for the Multi-Disciplinary Income Fund through April 30, 2027. For the services rendered by the Adviser under the Advisory Agreement, the Kinetics Spin-Off and Corporate Restructuring Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily net assets.

During the fiscal years ended December 31, 2025, 2024, and 2023, the advisory fees payable to the Adviser that were allocated to the Funds were as follows:

Advisory Fees(1)	2025	2024	2023
The Internet Fund	$4,228,093	$3,259,047	$2,024,221
The Global Fund	$795,518	$379,531	$302,272
The Paradigm Fund	$16,269,402	$13,022,350	$10,675,542
The Small Cap Opportunities Fund	$6,418,987	$4,337,380	$4,330,935
The Market Opportunities Fund	$3,860,478	$2,121,973	$1,582,609
The Multi-Disciplinary Income Fund	$38,618	$33,081	$149,673
The Kinetics Spin-Off and Corporate Restructuring Fund	$348,840	$292,017	$254,340
(1)    Prior to January 1, 2027, each Fund, except the Kinetics Spin-Off and Corporate Restructuring Fund, invested all of its assets in a corresponding Master Portfolio as part of a master/feeder structure. Advisory fees were paid to the Adviser by the corresponding Master Portfolio and allocated to each Fund based on its proportionate interest in the Master Portfolio. Effective January 1, 2027, the Board of Directors approved a new Advisory Agreement between each Fund, except the Kinetics Spin-Off and Corporate Restructuring Fund, and the Adviser, pursuant to which each Fund pays advisory fees directly to the Adviser.

The Investment Adviser has voluntarily agreed to waive advisory fees allocated to the Funds and to reimburse Fund expenses in order to keep total annual Fund operating expenses at a certain percentage for each Fund, as described in the Prospectus. During the fiscal years ended December 31, 2025, 2024, and 2023, Kinetics waived advisory fees and reimbursed other Fund expenses in the following amounts:

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	2025		2024		2023
Waiver and Reimbursements	Advisory Fee Waiver	Expense Reimbursements	Advisory Fee Waiver	Expense Reimbursements	Advisory Fee Waiver	Expense Reimbursements
The Internet Fund	$0	$0	$0	$0	$0	$0
The Global Fund	$280,410	$0	$198,353	$0	$178,171	$0
The Paradigm Fund	-$8,020	$0	$174,303	$0	$355,617	$0
The Small Cap Opportunities Fund	$100,143	$0	$164,624	$0	$261,281	$0
The Market Opportunities Fund	$849,511	$0	$549,141	$0	$457,854	$0
The Multi-Disciplinary Income Fund	$37,540	$0	$52,698	$0	$81,659	$0

With respect to the Kinetics Spin-Off and Corporate Restructuring Fund, the Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25%, 1.25% and 1.45% of the average daily net assets of the Advisor Class A Shares, Advisor Class C Shares, Institutional Class and No Load Class Shares, respectively. This agreement is in effect until April 30, 2027, and may be terminated before that date only by the Company’s Board of Directors. The Adviser is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for a fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Adviser and will not include any amounts previously reimbursed to the Adviser by the Fund. Any such reimbursement is contingent upon the Board of Directors’ subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

During the fiscal years ended December 31, 2025, 2024, and 2023, Kinetics reduced or reimbursed advisory fees, and retained advisory fees in the following amounts:

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Period	Advisory Fee Reduced or Reimbursed	Advisory Fee Retained by Adviser
For the year ended December 31, 2025	$0	$0
For the year ended December 31, 2024	$0	$0
For the year ended December 31, 2023	$109,399	$27,071

Fees of the custodian, administrator, fund accountant and transfer agent are paid by the Funds, as more fully described below. The Funds pay all other expenses, including:
•    fees and expenses of directors not affiliated with the Adviser;
•    legal and accounting fees;
•    interest, taxes, and brokerage commissions; and
•    record keeping and the expense of operating its offices.

Portfolio Managers

Investment Professionals for the Adviser

Mr. Peter B. Doyle
Mr. Doyle serves as a Co-Portfolio Manager of the Internet Fund, Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund, Multi-Disciplinary Income Fund and the Kinetics Spin-Off and Corporate Restructuring Fund. The following provides information regarding other accounts managed by Mr. Doyle as of December 31, 2025:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	6	$1,422.05	0	$0
Other Pooled Investment Vehicles	0	$0	11	$1,576.36
Other Accounts	126	$170.17	0	$0

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Mr. Steven Tuen
Mr. Tuen is a Co-Portfolio Manager for the Global Fund and a member of the investment team for the Internet Fund. The following provides information regarding other accounts managed by Mr. Tuen as of December 31, 2025:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts Which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	1	$4.07	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Mr. Steven Bregman
Mr. Bregman serves as the Co-Portfolio Manager for the Paradigm Fund and the Kinetics Spin-Off and Corporate Restructuring Fund, and as a member of the investment teams of the Internet Fund, Global Fund, Small Cap Opportunities Fund and Market Opportunities Fund. The following provides information regarding other accounts managed by Mr. Bregman as of December 31, 2025:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	4	$1,399	0	$0
Other Pooled Investment Vehicles	0	$0	11	$1,103.62
Other Accounts	1,084	$1,242.53	2	$0.67

Mr. James Davolos
Mr. Davolos is the Co-Portfolio Manager for the Internet Fund, Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund and the Kinetics Spin-Off and Corporate Restructuring Fund. The following provides information regarding other accounts managed by Mr. Davolos as of December 31, 2025:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	3	$1,379.32	0	$0
Other Pooled Investment Vehicles	0	$0	1	$48.71
Other Accounts	0	$0	0	$0

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Mr. Matthew Houk
Mr. Houk serves as a Co-Portfolio Manager for the Small Cap Opportunities Fund. The following provides information regarding other accounts managed by Mr. Houk as of December 31, 2025:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	1	$193.86	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$1.02	2	$4.64

Mr. Brandon Colavita
Mr. Colavita serves as a Co-Portfolio Manager for the Internet Fund and Market Opportunities Fund. The following provides information regarding other accounts managed by Mr. Colavita as of December 31, 2025:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	1	$18.77	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Mr. Darryl Monasebian
Mr. Monasebian serves as a Co-Portfolio Manager for the Multi-Disciplinary Income Fund. The following provides information regarding other accounts managed by Mr. Monasebian as of December 31, 2025:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
As of December 31, 2025, the Portfolio Managers that are responsible for the day-to-day management of each of the Funds beneficially owned shares of the Funds as shown below.

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Dollar Range of Equity Securities in the Funds Beneficially Owned
A.    None
B.    $1-$10,000
C.    $10,001-$50,000
D.    $50,001-$100,000
E.    $100,001-$500,000
F.    $500,001-$1,000,000
G.    Over $1,000,000

Name of Fund
	Peter B. Doyle	Steven Tuen	James Davolos	Matthew Houk	Steven Bregman	Darryl Monasebian	Brandon Colavita
Internet Fund	E.	B.	A.	A.	A.	A.	A.
Global Fund	G.	B.	A.	A.	A.	A.	A.
Paradigm Fund	G.	D.	E.	A.	A.	A.	A.
Small Cap Opportunities Fund	G.	A.	D.	A.	A.	A.	A.
Market Opportunities Fund	G.	C.	E.	A.	A.	A.	A.
Multi-Disciplinary Income Fund	E.	A.	A.	A.	A.	C.	A.
Spin-Off Fund	A.	A.	A.	A.	A.	A.	A.

Compensation

Portfolio Managers are compensated with a base salary and bonus. The base salary is a fixed amount. Bonuses are subjective and are not tied to performance of the Funds, but instead are based on the overall contribution to the Adviser. The Portfolio Managers also have access to a 401(k) retirement plan. Additionally, certain Portfolio Managers are also equity owners of the Adviser.

Material Conflicts of Interest

The Adviser’s portfolio managers are responsible for managing multiple client accounts and funds (collectively “portfolios”). A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than another portfolio or that may have a performance fee arrangement. The side-by-side management of multiple portfolios may raise potential conflicts of interest, including those relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Even when a portfolio manager manages portfolios with similar investment strategies, such portfolios may, for various reasons, have differing investment positions or conflicting investment positions. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner and has adopted compliance policies and procedures that seek to mitigate and manage the potential conflicts of interest arising from side-by-side management of portfolios, which include its allocation and aggregation policies.
The Adviser and certain of its management personnel have relationships or arrangements that may be material to the advisory business of the Adviser and to investors in the products and accounts managed by the Adviser and that present potential or actual conflicts of interest. Mr. Peter Doyle, a co-founder, Co-
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Chief Executive Officer, and Senior Portfolio Manager of the Adviser, is a member of the Board of Directors of Texas Pacific Land Corporation (“TPL”), a publicly traded company. TPL is a large holding in many portfolios managed by the Adviser and is also a large holding in the accounts of employees of the Adviser, including that of Mr. Doyle. Mr. Doyle receives compensation from TPL in connection with his service. Mr. Eric Sites, an employee of the Adviser, is a member of the Board of Directors of Miami International Holdings, Inc. (“MIAX”). MIAX is a large holding in many of the portfolios managed by the Adviser and is also a large holding in the accounts of employees of the Adviser. Mr. Sites receives compensation from MIAX in connection with his service. The Adviser has adopted policies and procedures designed to address these arrangements, which include both electronic and physical safeguards designed to restrict access to certain information. In addition, Mr. Doyle does not have investment and trading authority over shares of TPL in client portfolios. Such authority has been delegated to another member of the portfolio’s investment team. Mr. Sites is not a portfolio manager on any of Kinetics Mutual Funds.
To the extent the Adviser’s policies and procedures prevent the Adviser from trading in certain securities (e.g., TPL or MIAX stock or the stock of a company that has a material business relationship with TPL or MIAX) for a portfolio during certain periods of time, the portfolio and its performance could be negatively impacted. Furthermore, Adviser personnel, including personnel who are or may be involved in the management of the portfolios, have personal investments in TPL and/or MIAX stock or the stock of a company that has a material business relationship with TPL and/or MIAX. These personal investments may also present potential or actual conflicts of interest. The Adviser has adopted a Code of Ethics governing the manner in which employees may engage in personal securities transactions. The Code of Ethics requires employees to periodically report their personal holdings and to pre-clear personal securities transactions. The personal holding information and pre-clearance requests are reviewed by the Adviser’s compliance personnel.
In connection with Mr. Doyle’s appointment to the Board of Directors of TPL, the Adviser has entered into a Board Representation Agreement, the terms of which limit the ability of the Adviser and certain of its clients (including the Funds) from taking certain actions with respect to TPL. Those actions include (i) making statements that undermine or disparage TPL or its current or former directors; (ii) nominating or recommending the nomination of any person for election to TPL’s board of directors; (iii) initiating or participating in any solicitation of proxies in any election context or removal contest with respect to directors; (iv) initiating a stockholder proposal for consideration at any stockholder meeting; (v) participating in a solicitation of proxies relating to a stockholder proposal; or (vi) participating in a “withhold” campaign at a stockholder meeting. Further, the Adviser agreed, during the term of Mr. Doyle’s appointment to the Board of Directors of TPL, not to make any proposals outside of the boardroom that (i) seek to change the number or term of directors or fill any vacancies on the board of directors; (ii) seek to change the capitalization, dividend or share repurchase policy of TPL; (iii) seek to change TPL’s business, operations, strategy, management, governance, corporate structure, or other affairs of TPL; (iv) are related to an “extraordinary transaction” as such term is defined in the Board Representations Agreement; (v) seek to cause a class of securities to be delisted on a securities exchange; (vi) seek to cause a class of equity securities to become eligible for termination of registration. Nothing in the Board Representation Agreement prohibits Mr. Doyle from suggesting or proposing any action whatsoever in any meeting of TPL’s board of directors. The Adviser is also not a party to any voting agreement relating to TPL, such that the Adviser may vote proxies relating to TPL in the manner it determines best regardless of whether such voting is consistent or inconsistent with proposals being recommended by TPL’s board of directors.
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Because it has investment and voting discretion with respect to a substantial percentage of the outstanding voting shares of TPL and MIAX, the Adviser may be deemed to be an affiliate of TPL and MIAX under certain securities laws. As a result, the Adviser and the Funds might be restricted or limited in selling shares of TPL or MIAX and may be subject to other requirements arising from such status.

Shareholder Servicing

The Adviser has entered into shareholder servicing agreements with the Funds under which the Adviser may perform, or arrange for others to perform, certain shareholder servicing functions. The Adviser has entered into written agreements with shareholder servicing agents that perform shareholder services on behalf of their clients who own shares of the Funds. For these shareholder servicing functions, the Adviser and/or shareholder servicing agents are entitled to receive an annual shareholder servicing fee in the amount of 0.25% of the average daily net assets for each of the No-Load Class and Advisor Class A shares of the Fund and 0.20% of the average daily net assets of the Institutional Class shares of the Fund. The Adviser has contractually agreed to waive and/or reimburse a portion of the shareholder servicing fee with respect to the Institutional Class in excess of 0.05% of the average daily net assets of the Institutional Class until at least April 30, 2027. The Adviser and/or its affiliates may pay additional compensation from time to time, out of their respective assets and not as an additional charge to the Funds, to selected shareholder servicing agents and other persons in connection with providing services to shareholders of the Funds. During the fiscal years ended December 31, 2025, 2024, and 2023, the Funds paid shareholder servicing fees as follows:

Shareholder Servicing Fees	2025	2024	2023
The Internet Fund	$845,383	$651,656	$404,788
The Global Fund	$159,104	$75,923	$60,455
The Paradigm Fund(1)	$3,088,255	$2,362,045	$1,941,999
The Small Cap Opportunities Fund(2)	$1,228,086	$833,891	$827,469
The Market Opportunities Fund(3)	$750,426	$411,745	$307,154
The Multi-Disciplinary Income Fund(4)	$38,577	$32,540	$33,641
The Kinetics Spin-Off and Corporate Restructuring Fund(5)	$75,024	$62,462	$54,561
(1)The Adviser waived shareholder servicing fees in the amount of $492,603, $404,262, and $351,214, for the Institutional Class of the Paradigm Fund for the fiscal years ended December 31, 2025, 2024, and 2023 respectively.
(2)The Adviser waived shareholder servicing fees in the amount of $166,931, $99,009, and $115,286 for the Institutional Class of the Small Cap Opportunities Fund for the fiscal years ended December 31, 2025, 2024, and 2023 respectively.
(3)The Adviser waived shareholder servicing fees in the amount of $65,070, $37,551, and $28,278 for the Institutional Class of the Market Opportunities Fund for the fiscal years ended December 31, 2025, 2024, 2023 respectively.
(4)The Adviser waived shareholder servicing fees in the amount of $0, $0, and $0 for the Institutional Class of the Multi-Disciplinary Income Fund for the fiscal years ended December 31, 2025, 2024, and 2023 respectively. Effective as of the close of business on November 18, 2022, Advisor Class A, Advisor Class C and Institutional Class shares in the Multi-Disciplinary Fund were converted into No Load Class shares.
(5)The Adviser waived shareholder servicing fees in the amount of $48,739, $31,628, and $27,071 for the Institutional Class of the Spin-Off Fund for the fiscal years ended December 31, 2025, 2024, and 2023, respectively.

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Administrative Services
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator of the Funds. The Administrator is entitled to receive annual fees, payable monthly, based on each Fund’s average net assets.
Administrative services include, but are not limited to, providing office space, equipment, telephone facilities, various personnel, including clerical and supervisory, and computers, as is necessary or beneficial to:

•    establish and maintain shareholders’ accounts and records,
•    process purchase and redemption transactions,
•    process automatic investments of client account cash balances,
•    answer routine client inquiries regarding the Funds,
•    assist clients in changing dividend options,
•    account designations, and addresses, and
•    providing such other services as the Funds may reasonably request.
During the fiscal years ended December 31, 2025, 2024, and 2023, the aggregate amounts payable by the Funds to Fund Services (including amounts payable by the Portfolios and allocated to the Funds) for administrative services were as follows:

Administrative Services Fees(1)	2025	2024	2023
The Internet Fund	$76,184	$158,341	$108,089
The Global Fund	$16,229	$30,264	$31,185
The Paradigm Fund	$299,172	$441,114	$523,078
The Small Cap Opportunities Fund	$115,294	$162,194	$230,825
The Market Opportunities Fund	$70,394	$92,818	$92,994
The Multi-Disciplinary Income Fund	$3,329	$12,280 $	$21,906
The Kinetics Spin-Off and Corporate Restructuring Fund	$25,826	$45,895	$22,768
(1)Fees reflect Feeder Fund level expenses as well as Master Portfolio level expenses allocated to the Feeder Funds. Prior to January 1, 2027, each Fund, except the Kinetics Spin-Off and Corporate Restructuring Fund, invested all of its assets in a corresponding Master Portfolio as part of a master/feeder structure and administrative services fees were paid at the Master Portfolio level and allocated to each Fund. Effective January 1, 2027, each Fund pays its own administrative services fees.

Fund Services also serves as the Funds’ accountant and transfer agent. As such, Fund Services provides certain shareholder services and record management services and acts as the Funds’ dividend disbursement agent.

Distributor

Kinetics Funds Distributor LLC, 1270 Avenue of the Americas, 27th Floor, New York, New York 10020, is the distributor of the Funds’ shares. KFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. and an affiliate of the Adviser.
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The Distributor was paid the following commissions on sales of Advisor Class A shares during the last three fiscal years ended December 31, 2025, 2024, and 2023:

Fund	2025	2024	2023
The Internet Fund	$15,386	$7,429 $	$0
The Global Fund	$14,280	$3,910 $	$0
The Paradigm Fund	$256,749	$240,177 $	$60,264
The Small Cap Opportunities Fund	$71,582	$10,676 $	$10,007
The Market Opportunities Fund	$82,340	$11,913 $	$5,415
The Multi-Disciplinary Income Fund(1)	$0	$0 $	$0
The Kinetics Spin-Off and Corporate Restructuring Fund	$698	$664 $	$71
(1)Effective as of the close of business on November 18, 2022, Advisor Class A shares in the Multi-Disciplinary Income Fund were converted into No Load Class shares.

The Distributor retained approximately the following commissions on sales of Advisor Class A shares during the last three fiscal years ended December 31, 2025, 2024, and 2023:

Fund	2025	2024	2023
The Internet Fund	$2,159	$1,022	$0
The Global Fund	$1,444	$407	$0
The Paradigm Fund	$34,347	$31,517	$6,833
The Small Cap Opportunities Fund	$7,302	$1,075	$1,666
The Market Opportunities Fund	$11,493	$1,417	$600
The Multi-Disciplinary Income Fund(1)	$0	$0	$0
The Kinetics Spin-Off and Corporate Restructuring Fund	$ [0]	$[0]	$[0]
(1)Effective as of the close of business on November 18, 2022, Advisor Class A shares in the Multi-Disciplinary Income Fund were converted into No Load Class shares.
The following table shows all sales charges, commissions and other compensation received by KFD directly or indirectly from the Funds during the fiscal year ended December 31, 2025.
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Fund	Net Underwriting Discounts and Commissions (1)	Compensation on Redemption and Repurchase	Brokerage Commissions in Connection with Fund Transactions	Other Compensation(2)
The Internet Fund	$2,159	$0	$0	$0
The Global Fund	$1,444	$0	$0	$0
The Paradigm Fund	$34,347	$0	$0	$0
The Small Cap Opportunities Fund	$7,302	$0	$0	$0
The Market Opportunities Fund	$11,493	$0	$0	$0
The Multi-Disciplinary Income Fund	$0	$0	$0	$0
The Kinetics Spin-Off and Corporate Restructuring Fund	$[0]	$[0]	$[0]	$[0]
(1)    Represents amounts received from front-end sales charges on Advisor Class A shares.
(2)    Represents payments made under Distribution Plans (see “Distribution Plans” below.)

Distribution Plans
The Company, on behalf of the Funds, has adopted separate Distribution Plans pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the “Plans”) for each of the Advisor Class A and Advisor Class C shares. Under the Plan for Advisor Class A, Advisor Class A shares of the Funds, with the exception of the Spin-Off Fund, may pay up to an annual rate of 0.50% of the average daily NAV of such shares to the Distributor or other qualified recipient under the Plan. Under the Spin-Off Fund’s Plan for Advisor Class A, Advisor Class A shares of the Fund may pay up to an annual rate of 0.25% of the average daily NAV of such shares to the Distributor or other qualified recipient under the Plan. Under the Plan for Advisor Class C, Advisor Class C shares of the Funds, with the exception of the Spin-Off Fund, may pay an annual rate of 0.75% of the average daily NAV of Advisor Class C shares to the Distributor. Under the Spin-Off Fund’s Plan for Advisor Class C, Advisor Class C shares of the Fund may pay an annual rate of 1.00% of the average daily NAV of Advisor Class C shares to the Distributor. The Plans were adopted to facilitate the sale of a sufficient number of shares to allow the Funds to achieve economic viability.

The Plan for the Advisor Class A shares is a “reimbursement” Plan that provides the Company the ability to use assets of the Funds to reimburse KFD and other qualified recipients (e.g., securities dealers, financial institutions and other industry professionals) for any expenses incurred in connection with any activity that is principally intended to result in the sale of the Funds’ shares subject to the Plan up to 0.50%, and up to 0.25% with respect to the Spin-Off Fund, (currently limited to 0.25%) of average daily net assets. The Plan for Advisor Class C shares is a “compensation” type plan that provides the Company with the ability to use assets of the Funds to pay KFD and other qualified recipients (e.g., securities dealers, financial institutions and other industry professionals) fees in the amount of 0.75% for all Funds, with the exception of the Spin-Off Fund which pays fees in the amount of 1.00%, of average daily net assets to finance any activity that is principally intended to result in the sale of the Funds’ shares subject to the Plan.

Activities covered by the Plans include:
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•    the advertising and marketing of shares of the Funds covered by the Plans;
•    preparing, printing, and distributing the Prospectus and sales literature to prospective shareholders, brokers, or administrators; and
•    implementing and operating the Plans.

The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plans (as used in this section, “Independent Directors”), with votes cast in person at a meeting called for that purpose. As long as the Plans are in effect, the Independent Directors must select and nominate other Independent Directors.
The Plans and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval by a majority of the Funds’ outstanding shares covered by the Plans. All material amendments to the Plans or any related agreements must be approved by a vote of the Independent Directors, with votes cast in person at a meeting called for the purpose of voting on any such amendment.

KFD is required to report in writing to the Board of Directors, at least quarterly, on the amounts and purpose of any payments made under the Plans. KFD is also required to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Board of Directors to make an informed determination of whether the Plans should be continued.

Pursuant to the Plans, during the fiscal year ended December 31, 2025, the Advisor Class A and Advisor Class C shares accrued the following fees:
Advisor Class A shares

12b-1 Fees	2025
The Internet Fund	$10,167
The Global Fund	$8,950
The Paradigm Fund	$632,677
The Small Cap Opportunities Fund	$63,130
The Market Opportunities Fund	$54,056
The Kinetics Spin-Off and Corporate Restructuring Fund	$30,774

Advisor Class C shares

12b-1 Fees	2025
The Internet Fund	$25,758
The Global Fund	$44,285
The Paradigm Fund	$627,620
The Small Cap Opportunities Fund	$86,829
The Market Opportunities Fund	$103,146
The Kinetics Spin-Off and Corporate Restructuring Fund	$2,007
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These amounts were accrued and paid to broker-dealers as compensation for distribution services. No payments pursuant to the Plans were made by the Funds for advertising, printing or mailing the Prospectus, or interest or other carrying or finance charges.

Custodian
U.S. Bank N.A. (“U.S. Bank”), with principal offices at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212 is custodian for the securities and cash of the Funds. Under a Custody Agreement with the Funds, U.S. Bank holds the Funds’ assets in safekeeping and keeps all necessary records and documents relating to its duties. U.S. Bank receives annual fees based on each Fund’s average net assets.

Securities Lending

U.S. Bank serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Securities Lending Agreement entered into between the Funds and U.S. Bank.
Each Fund may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Fund (including any collateral posted) or 50% of the total assets of each Fund (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Funds receive interest on the collateral received as well as a fee for the securities loaned.
The table below sets forth, for each Fund’s most recently completed fiscal year, the income from securities lending activities from the Fund’s formerly corresponding Master Portfolio, as well as the fees and/or compensation earned.

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	The Internet Portfolio(1)	The Global Portfolio(1)	The Paradigm Portfolio(1)	The Small Cap Opportunities Portfolio(1)	The Market Opportunities Portfolio(1)
Gross income from securities lending activities:	$262,763	$30,535	$1,171,109	$594,526	$227,170
Fees paid to securities lending agent from a revenue split:	($31,383)	($31,136)	($57,461)	($19,876)	($17,974)
Fees paid for any cash collateral management service that are not included in the revenue split:	$0	$0	$0	$0	$0
Administrative fees not included in revenue split:	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split:	$0	$0	$0	$0	$0
Rebates (paid to borrower):	($105,849)	($14,857)	($883,807)	($495,144)	($137,307)
Other fees not included in revenue split:	$0	$0	$0	$0	$0
Aggregate fees/ compensation for securities lending activities:	($137,231)	($17,992)	($941,268)	($515,020)	($155,281)
Net income from securities lending activities:	$125,531	$12,543	$229,841	$79,506	$71,889
(1)These figures reflect securities lending activity at the formerly corresponding Master Portfolio and the corresponding Cayman Subsidiary. Prior to January 1, 2027, each Fund, except the Kinetics Spin-Off and Corporate Restructuring Fund, invested all of its assets in a corresponding Master Portfolio as part of a master/feeder structure. The income from securities lending activities prior to January 1, 2027 represents amounts attributable to each Master Portfolio.

Codes of Ethics

The Company, Kinetics and KFD have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts.

Valuation of Shares
Shares of the Funds are sold on a continual basis at the NAV per share next computed, plus any applicable sales charge, following acceptance of an order by the Funds. The Funds’ NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day,
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President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Equity securities are valued each day at the last quoted sales price on the securities principal exchange. If there is no sales price, a security is valued at the last reported bid price. Securities that are listed on the Nasdaq Stock Market Inc. are valued using the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported bid price. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the NYSE, “fair value” will be determined in good faith in accordance with procedures approved by the Board of Directors. The Funds may use independent pricing services to assist in calculating the NAV of the Funds’ shares.
Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then a quote provided by one of the authorized pricing vendors would be used. If neither a composite price or quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. Securities which have no public market and all other assets of the Funds are considered at such value as the Investment Adviser, as valuation designee, may determine in good faith, in accordance with the Funds’ valuation procedures as adopted by the Adviser and approved by the Company’s Board of Directors.

Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments such as repurchase agreements, demand notes, and money market mutual funds are traded at cost and there are no market values available for those instruments from third parties. Those instruments are priced at cost. Debt securities that are not priced by an independent third party pricing agent shall be valued (a) at the last sale price if such last sale occurred within the previous five business days, and (b) if there was no sale price during the previous five business days, at the average of the bids, or the sole bid if there is only one. Debt securities and other securities which, in the judgment of the Investment Adviser, do not properly represent the value of a security will be valued at their fair market value as determined in good faith by the Investment Adviser, as valuation designee, in accordance with procedures adopted by the Investment Adviser and approved by the Company’s Board of Directors.

Trading in foreign securities may be completed at times when the NYSE is closed. In computing the NAV of each Fund, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is principally traded or as of the scheduled close of trading on the NYSE, whichever is earlier, at the closing sales prices provided by approved pricing services or other alternate sources. In the absence of sales, the last available closing bid will be used. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser, as valuation designee. Values of foreign securities are translated from the local currency into U.S. dollars on the basis of the foreign currency exchange rates, as provided by an
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independent pricing service or reporting agency, generally prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by the Investment Adviser, as valuation designee, under the oversight of the Company’s Board of Directors.

The NAV per share of each Class of shares of a Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets attributable to that Class (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses attributable to that Class) by the total number of shares of that Class outstanding at such time, as shown below:
(Value of Assets of the Class) -
(Liabilities of the Class)    =    NAV per share

Shares Outstanding of the Class

Marketing and Support Payments

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide cash payments to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Portfolio Holdings Information
The Company, on behalf of the Funds, maintains policies and procedures relating to selective disclosure of portfolio holdings (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These Portfolio Holdings Policies have been approved by the Board of Directors of the Company on behalf of the Funds. Disclosure of the Funds’ complete holdings is required to be made twice each fiscal year on Form N-CSR (with respect to each annual and semi-annual period) and twice each fiscal year on Form N-PORT (with respect to the first and third quarters of the Funds' fiscal year). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Under the Portfolio Holdings Policies, neither the Company nor any representative of the Company may solicit or accept any compensation or other consideration in connection with Portfolio Holdings.
The Adviser only discloses information concerning securities held by the Funds under the following circumstances:
•    twenty calendar days after the end of each calendar quarter, the Adviser may post (a) the top twenty (20) securities held by each Fund on the Company’s website, (b) the top five (5) performing and the bottom five (5) performing securities held by each of Funds, and (c) for Funds that primarily invest in derivatives, cash and fixed income
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instruments, the top ten (10) derivative and top ten (10) fixed income holdings, along with their respective percentage of net assets in each Fund; and
•    as required by the U.S. federal securities laws, the Fund will disclose portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Portfolio holdings information that is not filed with the SEC or posted on the Company’s website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Company’s or Adviser’s President. The Administrator is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, which will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the Company’s or Adviser’s President, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Company’s Adviser, the Company’s transfer agent and Administrator – U.S. Bank Global Fund Services, the Company’s independent registered public accounting firm, the Company’s custodian, the Company’s legal counsel and the Company’s proxy voting service. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of a Fund only with the permission of the Administrator. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Company’s Portfolio Holdings Policies set forth the third parties who receive portfolio holdings information pursuant to ongoing arrangements. Furthermore, the Portfolio Holdings Policies can only be revised by Board approval. The Board will be notified by the Adviser and the Administrator if disclosures are made concerning the Company’s portfolio holdings in contravention of the Company’s Portfolio Holdings Policies.

In determining the existence of a legitimate business purpose, and in order to ensure that the disclosure of the Company’s portfolio holdings is in the best interests of the Company’s shareholders, the following factors, and any additional relevant factors, shall be considered by the Company or its service providers when disclosing non-public portfolio holdings information to selected third parties: (1) whether the disclosure is consistent with the anti-fraud provisions of the U.S. federal securities laws; and (2) avoidance of any conflicts of interest between the interests of the Company’s shareholders and the service providers.
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Purchasing Shares
Shares of the Funds are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Funds. Shares of the Funds are sold at their NAV plus any applicable sales charge. Except for the Funds themselves (through KFD), only investment dealers that have an effective selling agreement with the Funds are authorized to sell shares of the Funds.

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and completing a thorough review of all New Account Application Forms. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Offering Price of Advisor Class A Shares

A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in the Funds’ Advisor Class Prospectus. All variations described in Appendix A – Financial Intermediary Sales Charge Variations (“Appendix A”) to the Funds’ Advisor Class Prospectus are applied by the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the financial intermediary identified on Appendix A to the Funds’ Advisor Class Prospectus should read the terms and conditions of Appendix A carefully. A variation that is specific to the financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult the financial intermediary with respect to any variations listed on Appendix A to the Funds’ Advisor Class Prospectus.

Advisor Class A Shares of the Funds are sold with a maximum front-end sales charge of 5.75%. Using the NAV per share as of April 1, 2026, the maximum offering price of each Fund’s Advisor Class A Shares would be as follows:

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Fund	Net Asset Value	Maximum Sales Charge	Offering Price to Public
The Internet Fund	$79.17	5.75%	$84.00
The Global Fund	$16.80	5.75%	$17.82
The Paradigm Fund	$131.10	5.75%	$139.10
The Small Cap Opportunities Fund	$185.78	5.75%	$197.11
The Market Opportunities Fund	$84.83	5.75%	$90.01

The actual sales charge that is paid by an investor on the purchase of Advisor Class A Shares may differ slightly from the sales charge listed above or in the Prospectus due to rounding in the calculations. Contact your broker or dealer for further information.

Advisor Class A Shares – Sales Load Waivers

You will not have to pay a sales charge on purchases of Advisor Class A shares if:

•    You are an employee of a broker-dealer or agent that has a selling agreement with the Distributor;
•    You buy Advisor Class A shares under a wrap program or other all-inclusive program offered by your broker-dealer or agent; or
•    The sales charge is waived by a broker-dealer or agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases.

Please consult your broker-dealer or agent to determine whether you may be eligible for these waivers.
Employees, directors or trustees of the Adviser, KFD, the Company or any of their affiliates, and members of the families (including parents, grandparents, siblings, spouses, children, and in-laws) of such entities’ employees, directors or trustees will also not have to pay a sales charge on Advisor Class A shares.

Advisor Class A Shares – Reducing the Sales Charge

Advisor Class A shares of the Funds are sold at their NAV plus a sales charge as described in the Prospectus. Shareholders can reduce the sales charge on purchases of Advisor Class A shares by:

•    purchasing larger quantities of shares or putting a number of purchases together to obtain the discounts
•    signing a 13-month letter of intent
•    using the reinvestment privilege
•    making concurrent purchases

Certain broker-dealers may reduce sales charges under certain circumstances. Consult your broker-dealer. For the variations applicable to shares offered through a financial intermediary, please see “Appendix A – Financial Intermediary Sales Charge Variations” in the Funds’ Advisor Class Prospectus.

Large Purchases and Quantity Discounts. As indicated in the Prospectus, the more Advisor Class A shares a shareholder purchases, the smaller the sales charge per share. Shareholders who purchase $1 million or more worth of Class A shares will pay no initial sales charge. If a shareholder purchases
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Advisor Class A shares on the same day as his or her spouse or children under 21, all such purchases will be combined in calculating the sales charges.

Also, if shareholders later purchase additional shares of a Fund, the purchases will be added together with the amount already invested in that Fund. For example, if a shareholder already owns shares of a Fund with a value at the current NAV of $40,000 and subsequently purchases $10,000 more of that same Fund at the current NAV, the sales charge on the additional purchase would be 4.75%, not 5.75% as shown in the Prospectus. At the time of purchasing additional purchases, shareholders should inform that Funds in writing that they already own Advisor Class A shares of the Fund.

Signing a Letter of Intent. If investors intend to purchase at least $50,000 of Advisor Class A shares over the next 13 months, they should consider signing a letter of intent (“LOI”) to reduce the sales charge. A letter of intent includes a provision providing for the assessment of the sales charge for each purchase based on the amount you intend to purchase within the 13-month period. It also allows the custodian to hold the maximum sales charge (i.e., 5.75%) in shares in escrow until the purchases are completed. The shares held in escrow in the investor’s account will be released when the 13-month period is over. If the investor does not purchase the amount stated in the letter of intent, the Fund will redeem the appropriate number of escrowed shares to cover the difference between the sales charge paid and the sales charge applicable to the individual purchases had the LOI not been in effect. Any remaining escrow shares will be released from escrow.

The letter of intent does not obligate the investor to purchase shares, but simply allows the investor to take advantage of the lower sales charge applicable to the total amount intended to be purchased. Any shares purchased within 90 days of the date you establish a letter of intent may be used as credit toward fulfillment of the letter of intent, but the reduced sales charge will only apply to new purchases made on or after that date. The investor’s prior trade prices will not be adjusted.

Reinvestment Privilege. If Advisor Class A shares of any of the Funds have been redeemed, the investor has a one-time right, within 60 days, to reinvest the redemption proceeds at the next-determined NAV without any sales charge. Shareholders should inform the Funds, in writing, that they are reinvesting so that they will not be overcharged.

Concurrent Purchases. Another way to reduce the sales charge is to combine purchases made at the same time in a Fund and one or more other funds offered by the Company that apply sales charges. For example, if an investor invests $30,000 in Advisor Class A shares of one of the Funds, and $70,000 in Advisor Class A shares of another Fund offered by the Company, the sales charge would be lower. Investors should inform the Funds in writing about the concurrent purchases so that they will not be overcharged.

Broker-Dealer Purchases. Purchases of Advisor Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved through an existing agreement between the investment adviser, broker or financial planner and the Fund’s distributor, and purchases are placed through an omnibus account with the Fund; (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent or (iii) in other circumstances at a Fund’s discretion. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

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Involuntary Redemptions. The Funds reserve the right to redeem shares of accounts where the account balance is less than $1,000 with respect to the No Load, Advisor Class A and Advisor Class C shares and less than $100,000 with respect to the Institutional Class. See the Prospectus for more information on accounts with low balances.

Exchange Privilege

Shareholders may exchange shares of a Fund for shares of any other Fund offered by the Company. Exercising the exchange privilege is treated as a sale for U.S. federal income tax purposes and you may realize short or long-term capital gains or losses on the exchange. An exchange of Fund shares held for 30 days or less may be subject to a 2.00% redemption fee.

Shareholders may exchange shares by telephone or in writing as follows:

•    By Telephone

You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging. Exchange requests must be received before 4:00 p.m. Eastern Time to be processed that day.

•    In Writing

You may send your exchange request in writing. Please provide the Fund name and account number for each of the Funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.

Generally, you may only exchange No Load shares for No Load shares, Institutional Class shares for Institutional Class shares, Advisor Class A shares for Advisor Class A shares and Advisor Class C shares for Advisor Class C shares. In all cases involving Advisor Class A share exchanges, shareholders will be required to pay a sales charge only once, assuming they are not eligible for a sales charge waiver.

NOTE: The Funds may modify or terminate the exchange privilege at any time upon 60 days’ prior notice to shareholders. Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes. If you cannot contact your broker or bank by telephone, you should send your request in writing via overnight mail.

Stock Certificates and Confirmations

The Funds do not intend to issue stock certificates representing shares purchased. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Funds to the shareholder’s address of record.

Special Incentive Programs

At various times the Funds may implement programs under which a dealer’s sales force may be eligible to (a) win nominal awards for certain sales efforts or as part of recognition programs conforming to criteria established by the Funds, or (b) participate in sales programs sponsored by the Funds. In addition, the Adviser, in its discretion, may from time to time, pursuant to objective criteria established by the Adviser,
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sponsor programs designed to reward selected dealers for certain services or activities that are primarily intended to result in the sale of shares of the Funds. These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.

Investing Through Authorized Brokers or Dealers

The Funds may authorize one or more brokers to accept purchase orders on a shareholder’s behalf. Brokers are authorized to designate intermediaries to accept orders on the Funds’ behalf. An order is deemed to be received when an authorized broker or agent accepts the order. Orders will be priced at the Funds’ NAV next computed after they are accepted by an authorized broker or agent.

For all classes other than the Institutional Class, if any authorized dealer receives an order of at least $1,000, the dealer may contact the Funds directly. Orders received by dealers by the close of trading on the NYSE on a business day that are transmitted to the Funds by 4:00 p.m. Eastern Time on that day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be effected at the next determined NAV. It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Eastern Time.

ReFlow Liquidity Program

The Funds, except the Multi-Disciplinary Income Fund, participate in the ReFlow Liquidity Program, which is designed to provide an alternative liquidity source for mutual funds. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds (including the Funds) with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. The Funds are not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s available cash to participating funds is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases or at the end of a maximum holding period determined by ReFlow (currently eight days), or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, Funds pay a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Funds may submit a bid at a higher fee rate. The actual fee rate that may be charged to the Funds may be higher than the minimum rate. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s objective, policies or anticipated performance. In accordance with U.S. federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in a Fund and may request that such redemption be met in-kind. The Funds expect to satisfy such redemption requests in kind.
ReFlow purchases Fund shares at net asset value and will not be subject to a Fund’s investment minimum. In addition, the Fund has waived application of redemption fees with respect to redemptions of Fund shares by ReFlow. The Board has approved the Funds’ use of the ReFlow Liquidity Program.

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Redemption of Shares

To redeem shares, shareholders may send a written request in “good order” to:

Kinetics Mutual Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252 1-800-930-3828
A written request in “good order” to redeem shares must include:

•    the shareholder’s name,
•    the name of the Fund;
•    the account number;
•    the share or dollar amount to be redeemed; and
•    signatures by all shareholders on the account.

The proceeds will be wired to the bank account of record or sent to the address of record within seven days.

If shareholders request redemption proceeds be sent to an address other than that on record with the Funds or proceeds be made payable other than to the shareholder(s) of record, the written request must have signatures guaranteed by:

•    a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);
•    a member of the New York, Boston, American, Midwest, or Pacific Stock Exchange;
•    a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or
•    any other “eligible guarantor institution” as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and their transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and their transfer agent reserve the right to amend these standards at any time without notice.

Redemption Fees

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders.

For these reasons, the Funds assess a 2.00% fee on the redemption or exchange of Fund shares held for 30 days or less. These fees will be paid to the Funds to help offset transaction costs. Each Fund reserves the
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right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

The Funds will use the first-in, first-out (“FIFO”) method to determine the 30-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is 30 days or less, the redemption fee will be assessed using the current NAV of those shares. The redemption fee will be applied on redemptions and exchanges of each investment made by a shareholder that does not remain in a Fund for a 30-day period from the date of purchase.
The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ systematic programs, as these transactions are typically de minimis. This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Funds as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Funds. In addition, the Funds are authorized to waive redemption fees for redemptions to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions. Although frequent purchases and redemptions of Fund shares are generally permitted, the Funds only intend to waive redemption fees for redemptions the Funds reasonably believe do not raise frequent trading or market timing concerns.

Brokerage
Each Fund’s assets are invested by the Adviser in a manner consistent with the Fund’s investment objective, strategies, policies and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each Fund.
Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions may involve the payment by the Adviser, on behalf of the Funds, of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Adviser usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Adviser on behalf of the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

U.S. government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Funds, the Adviser seeks to obtain the best price and execution, taking into account such factors as price, size of order, difficulty and
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risk of execution and operational facilities of the firm involved. For securities traded in the over-the-counter markets, the Adviser deals directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere. The Adviser negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commissions available. The Company’s Board of Directors periodically review the commission rates and allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both orally and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that they manage, as opposed to solely benefiting one specific managed fund or account.

The Company, on behalf of a Fund, may also enter into arrangements, commonly referred to as “broker/service arrangements” with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Fund in exchange for fund brokerage. Under a typical brokerage/service arrangement, a broker agrees to pay a portion of the Fund’s custodian, administrative or transfer agency fees, and, in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker. The Adviser, on behalf of the Company, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The Funds may direct certain portfolio trades to unaffiliated brokers who pay a portion of the commissions for those trades in cash to the applicable Fund that generated the commission.

From time-to-time, the Adviser may effect transactions in portfolio securities with executing brokers that may also promote or sell shares of the Funds (“selling brokers”) pursuant to policies adopted by the Company’s Board of Directors. These policies provide that the Adviser shall not (i) take into consideration the promotion or sale of the Funds’ shares as a factor in selecting executing brokers for the Funds, (ii) enter into an arrangement or understanding (whether oral or written) pursuant to which the Adviser directs, or is expected to direct, portfolio securities transactions or any other remuneration (as described below) to any broker or dealer in consideration for the promotion or sale of the Funds, and (iii) enter into a “step out” or any other type of arrangement under which a portion of the Funds’ commission is directed to the selling brokers for the purpose of compensating such brokers for promoting or selling shares of the Funds. This prohibition applies to all transactions whether such transaction involves a commission, mark-up, mark down, other fee or portion of another fee paid or to be paid from a transaction effected through an executing broker.

The same security may be suitable for a Fund, another Fund of the Company or other private accounts managed by the Adviser. If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts. The simultaneous purchase or sale of the same
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securities by the Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

All brokerage commissions are reflected at the Fund level. The following table represents the total brokerage commissions paid by the Funds for the fiscal years ended December 31, 2025, 2024, and 2023, respectively:

Total Brokerage Commissions Paid(1)	2025	2024	2023
The Internet Fund	$ 54,359	$ 123,910	$ 8,973
The Global Fund	$ 14,005	$ 18,770	$ 3,429
The Paradigm Fund	$ 45,799	$ 17,205	$ 20,869
The Small Cap Opportunities Fund	$ 26,692	$ 20,473	$ 19,475
The Market Opportunities Fund	$ 29,088	$ 11,836	$ 6,793
The Multi-Disciplinary Income Fund	$ 0	$ 0	$ 0
(1)Prior to January 1, 2027, each Fund, except the Kinetics Spin-Off and Corporate Restructuring Fund, invested all of its assets in a corresponding Master Portfolio as part of a master/feeder structure. The brokerage commissions prior to January 1, 2027 are reflected at the Master Portfolio level.

Taxes
The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the U.S. federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

U.S. Federal Income Taxation – General Information

Each Fund elected to be treated and intends to qualify for each taxable year as a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. As a RIC, each of the Funds generally is exempt from U.S. federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated
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investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt income, if any, for the year.

Each Fund intends to comply with this distribution requirement. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC.

If for any taxable year a Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax, although there can be no guarantee that a Fund will be able to do so.

Taxation of Certain Financial Instruments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a master portfolio, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. The tax consequences of such transactions and investments will pass through to each Fund and may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which any master portfolio invests, a Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if a master portfolio fails to make an election to recognize income annually during the period of its ownership of the shares of the PFIC.

Capital Loss Carryforwards

At December 31, 2025, the Funds had the following short-term and long-term capital loss carryforwards without expiration.
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	Capital Loss Carryforward
	Short-Term	Long-Term	Total
The Internet Fund	$0	$0	$0
The Global Fund	$0	$0	$0
The Paradigm Fund	$0	$0	$0
The Small Cap Opportunities Fund	$258,970	$0	$258,970
The Market Opportunities Fund	$0	$0	$0
The Multi-Disciplinary Income Fund	$16,302	$5,451,728	$5,468,030

State and Local Taxes
Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all U.S. federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund could be subject to the tax laws of such states or localities.

Independent Registered Public Accounting Firm
[ ], serves as the Funds’ independent registered public accounting firm. Its services include an audit of the Funds’ financial statements and the performance of other related audit and tax services.

Financial Statements
The Funds’ annual report to shareholders and Form N-CSR for the fiscal year ended December 31, 2025 have been filed with the SEC. The financial statements, notes thereto and Report of Independent Registered Public Accounting Firm included in the Form N-CSR are incorporated by reference into this SAI, or by following the hyperlink to the Form N-CSR. The unaudited financial statements of the Funds for the semi-annual period ended June 30, 2026 are incorporated herein by reference to each Fund’s semi-annual report as filed with the SEC on Form N-CSRS.
Financial statements certified by the Funds’ independent registered public accounting firm will be submitted to shareholders at least annually.
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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Ratings (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.
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“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. 1Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

1 A long-term rating can also be used to rate an issue with short maturity.
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“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods.

Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

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“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

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Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk. “A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk. “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
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“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present. “CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to
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obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•    Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•    Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

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Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market.
Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.
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KINETICS MUTUAL FUNDS, INC.
PART C
OTHER INFORMATION

ITEM 28.    EXHIBITS

(a)	Articles of Incorporation
	(1)	Articles of Amendment and Restatement, filed September 7, 1999 with Pre-Effective Amendment No. 3 to the Registration Statement.
	(2)	Articles of Amendment to Articles of Amendment and Restatement, filed October 4, 2004 with Post-Effective Amendment No. 15 to the Registration Statement.
	(3)	Articles of Amendment to Articles of Amendment and Restatement, filed May 1, 2008 with Post-Effective Amendment No. 32 to the Registration Statement.
	(4)	Articles Supplementary, filed October 4, 2004 with Post-Effective Amendment No. 15 to the Registration Statement.
	(5)	Articles Supplementary, filed January 31, 2006 with Post-Effective Amendment No. 22 to the Registration Statement.
	(6)	Articles Supplementary, filed April 10, 2007 with Post-Effective Amendment No. 24 to the Registration Statement.
	(7)	Articles Supplementary, filed May 1, 2008 with Post-Effective Amendment No. 32 to the Registration Statement.
	(8)	Articles Supplementary, filed December 30, 2009 with Post-effective Amendment No. 35 to the Registration Statement.
	(9)	Articles Supplementary, filed June 13, 2017 with the Registration Statement on Form N-14 Accession No. 0000891804-17-000450.
(b)		Amended and Restated By-laws, filed September 7, 1999 with Pre-Effective Amendment No. 3 to the Registration Statement.
(c)		Instruments Defining Rights of Security Holders. Incorporated by reference to Articles of Incorporation and Bylaws.
(d)	Investment Advisory Agreements.
(1)
Investment Advisory Agreements between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Internet, Global, Paradigm, Medical and Small Cap Opportunities Portfolios) incorporated by reference to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on May 1, 2000.

(1)(i)
Addendums to Investment Advisory Agreements between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Internet, Global, Paradigm, Medical and Small Cap Opportunities Portfolios) incorporated by reference to Amendment No. 5 to Registration Statement for Kinetics Portfolios Trust (File No. 811‑09923) filed on May 1, 2002.

(2)
Investment Advisory Agreement between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Market Opportunities Portfolio) incorporated by reference to Amendment No. 13 to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on May 1, 2006.

(3)
Investment Advisory Agreement between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Water Infrastructure Portfolio) incorporated by reference to Amendment No. 16 to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on June 29, 2007.

(4)
Investment Advisory Agreement between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Multi-Disciplinary Portfolio) incorporated by reference to Amendment No. 17 to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on February 8, 2008.

(4)(i)
Management Fee Reduction Commitment (Multi-Disciplinary Portfolio) by Horizon Kinetics Asset Management LLC dated April 30, 2023, filed April 30, 2024 with Post-Effective Amendment No. 81 to the Registration Statement.

	(5)	Investment Advisory Agreement between Kinetics Mutual Funds, Inc. and Kinetics Asset Management LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.
	(6)	Expense Reimbursement Agreement between Kinetics Mutual Funds, Inc. and Kinetics Asset Management, LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.
	(7)	Investment Advisory Agreement between Kinetics Internet Fund (Cayman) and Kinetics Asset Management LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.
	(8)	Investment Advisory Agreement between Kinetics Global Fund (Cayman) and Kinetics Asset Management LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.
	(9)	Investment Advisory Agreement between Kinetics Paradigm Fund (Cayman) and Kinetics Asset Management LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.
(10)
Investment Advisory Agreement between Kinetics Small Cap Opportunities Fund (Cayman) and Kinetics Asset Management LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.

(11)
Investment Advisory Agreement between Kinetics Market Opportunities Fund (Cayman) and Kinetics Asset Management LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.

	(12)	Investment Advisory Agreement between Kinetics Internet Corporation and Kinetics Asset Management LLC filed May 7, 2020 with Post-Effective Amendment No. 74 to the Registration Statement.
	(13)	Investment Advisory Agreement between Kinetics Global Corporation and Kinetics Asset Management LLC filed May 7, 2020 with Post-Effective Amendment No. 74 to the Registration Statement.
	(14)	Investment Advisory Agreement between Kinetics Market Opportunities Corporation and Kinetics Asset Management LLC, filed May 7, 2020 with Post-Effective Amendment No. 74 to the Registration Statement.
(e)	Underwriting Contracts
(1)
Distribution Agreement between Kinetics Mutual Funds, Inc. and Kinetics Funds Distributor, LLC dated September 15, 2000, filed October 4, 2004 with Post-Effective Amendment No. 15 to the Registration Statement.

(1)(i)
Schedule A dated December 18, 2009 to the Distribution Agreement between Kinetics Mutual Funds, Inc. and Kinetics Funds Distributor, LLC, filed April 30, 2010 with Post-Effective Amendment No. 37 to the Registration Statement.

(1)(ii)
Form of Amended Schedule A to the Distribution Agreement between Kinetics Mutual Funds, Inc. and Kinetics Funds Distributor, LLC, filed June 13, 2017 with the Registration Statement on Form N-14 Accession No. 0000891804-17-000450.

(2)
Sub-Distribution Agreement among Kinetics Mutual Funds, Inc., Kinetics Funds Distributor, LLC and Quasar Distributors, LLC dated September 20, 2000. filed October 4, 2004 with Post-Effective Amendment No. 15 to the Registration Statement.

(2)(i)
Fourth Amendment dated December 18, 2009 to the Sub-Distribution Agreement among Kinetics Mutual Funds, Inc., Kinetics Funds Distributor, LLC and Quasar Distributors, LLC dated September 20, 2000, filed December 30, 2009 with Post-Effective Amendment No. 35 to the Registration Statement.

(2)(ii)
Fifth Amendment to the Sub-Distribution Agreement between Kinetics Mutual Funds Distributor, LLC and Quasar Distributors, LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.

(f)	Bonus or Profit Sharing Contracts. Not applicable.
(g)	Custodian Agreements
(1) Amended and Restated Custody Agreement between Registrant, Kinetics Portfolios Trust and U.S. Bank N.A., filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.
(1)(i)
Amendment dated November 2022 to the Amended and Restated Custody Agreement between Registrant, Kinetics Portfolios Trust and U.S. Bank N.A. filed on April 28, 2023 with Post-Effective No. 78 to the Registration Statement.

(h)	Other Material Contracts
(1)
Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated January 1, 2002, filed June 29, 2007 with Post-Effective Amendment No. 27 to the Registration Statement.

(1)(i)
Eighth Amendment to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.

(1)(ii)
Amendment dated November 2022 to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated September 1, 2019, filed on April 28, 2023 with Post-Effective No. 78 to the Registration Statement.

(2)
Fund Accounting Servicing Agreement among Registrant, Kinetics Portfolios Trust and U.S. Bancorp Fund Services, LLC dated December 15, 2005, filed January 31, 2006 with Post-Effective Amendment No. 22 to the Registration Statement.

(2)(i)
Sixth Amendment to Fund Accounting Servicing Agreement among Registrant, Kinetics Portfolios Trust and U.S. Bancorp Fund Services, LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.

(2)(ii)
Amendment dated February 1, 2023, to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated September 1, 2019, filed on April 28, 2023 with Post-Effective No. 78 to the Registration Statement.

(3)
Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated December 18, 2009, filed December 30, 2009 with Post-Effective Amendment No. 35 to the Registration Statement.

	(3)(i)	Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.
(3)(ii)
Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated September 1, 2019, filed May 7, 2020 with Post-Effective Amendment No. 74 to the Registration Statement.

(3)(iii)
Amendment dated February 1, 2023, to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated September 1, 2019 filed on April 28, 2023 with Post-Effective No. 78 to the Registration Statement.

(4)
Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) with respect to the No Load, Advisor Class A, B and C Shares, filed May 1, 2006 with Post-Effective Amendment No. 23 to the Registration Statement.

(4)(i)
Schedule A dated December 18, 2009 to Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.), filed December 30, 2009 with Post-Effective Amendment No. 35 to the Registration Statement.

(4)(ii)
Amended Schedule A to Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC with respect to the No Load, Advisor Class A and No Load Class Shares, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.

(5)
Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) with respect to the Institutional Share Class, filed April 29, 2005 with Post-Effective Amendment No. 18 to the Registration Statement.

(5)(i)
Amended and Restated Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC with respect to Institutional Class Shares, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.

(5)(ii)
Waiver and Reimbursement Agreement with respect to the Shareholder Servicing Agreement for the Institutional Share Class dated December 18, 2009, filed December 30, 2009 with Post-Effective Amendment No. 35 to the Registration Statement.

(5)(iii)
Amendment to Waiver and Reimbursement Agreement with respect to the Shareholder Servicing Agreement for the Institutional Class, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.

	(6)	Agreement of the Joint Insureds among Registrant, Kinetics Portfolios Trust and The Internet Fund, Inc., filed September 7, 1999 with Pre-Effective Amendment No. 3 to the Registration Statement.

	(7)	Power of Attorney, filed April 26, 2013 with Post-Effective Amendment No. 46 to the Registration Statement.

(i)	Legal Opinions.

	(1)	Legal opinion dated April 30, 2026, filed April 30, 2026 with Post-Effective Amendment No. 83 to the Registration Statement.
(j)	Other Opinions.
	(1)	Consent of Independent Registered Public Accounting firm, to be filed by amendment.
(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Understanding, filed September 7, 1999 with Pre-Effective Amendment No. 3 to the Registration Statement.
(m)	Rule 12b-1 Plans.
	(1)	Retail Distribution Plan for Advisor Class A Shares (12b-1 Plan), filed February 8, 2008 with Post-Effective Amendment No. 30 to the Registration Statement.
	(1)(i)	Exhibit A to the Retail Distribution Plan for Advisor Class A Shares, filed December 30, 2009 with Post-Effective Amendment No. 35 to the Registration Statement.
	(1)(ii)	Amended Exhibit A to the Retail Distribution Plan for Advisor Class A Shares, filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.
	(2)	Retail Distribution Plan for Advisor Class C Shares (12b-1 Plan), filed February 8, 2008 with Post-Effective Amendment No. 30 to the Registration Statement.
	(2)(i)	Exhibit A to the Retail Distribution Plan for Advisor Class C Shares, filed December 30, 2009 with Post-Effective Amendment No. 35 to the Registration Statement.
	(2)(ii)	Amended Exhibit A to the Retail Distribution Plan for Advisor Class C Shares (12b-1 Plan), filed April 30, 2018 with Post-Effective Amendment No. 69 to the Registration Statement.
(n)	Amended Rule 18f-3 Plan, filed May 11, 2023 with Post-Effective Amendment No. 79 to the Registration Statement.
(o)	Reserved.
(p)	Code of Ethics.
	(1)	Code of Ethics for Kinetics Portfolios Trust and Kinetics Mutual Funds, Inc., filed April 30, 2009 with Post-Effective Amendment No. 33 to the Registration Statement.
(2)
Code of Ethics for Kinetics Funds Distributor, LLC, KBD Securities, LLC, Horizon Kinetics Asset Management LLC and Kinetics Advisers, LLC, filed April 30, 2024 with Post-Effective Amendment No. 81 to the Registration Statement.

ITEM 29.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
    Registrant is controlled by its Board of Directors.

ITEM 30.    INDEMNIFICATION
    Reference is made to the Ninth paragraph of Registrant’s Articles of Amendment and Restatement, Article VIII of Registrant’s Amended and Restated By-Laws, and Paragraph 10(a) of the Distribution Agreement between Registrant and Kinetics Funds Distributor, LLC. With respect to the Registrant, the general effect of these provisions is to indemnify any person (trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Company. With respect to Kinetics Funds Distributor, LLC, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:
    Horizon Kinetics Asset Management LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Information regarding the business, vocation or employment of a substantial nature of the Adviser and its officers is incorporated by reference to the information contained in Statement of Additional Information of this Registration Statement.

ITEM 32.    PRINCIPAL UNDERWRITERS:

(a) As of the date of this filing, Kinetics Funds Distributor, LLC (“KFD”), Distributor for shares of the Registrant, also serves as the private placement agent for Kinetics Portfolios Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of KFD are as follows:

Name and Principal Business Address	Position and Offices with Kinetics Funds Distributor, LLC	Positions and Offices with Registrant
Alun Williams 1270 Avenue of the Americas New York, NY 10020	Chief Executive Officer	N/A
Jay Kesslen 1270 Avenue of the Americas New York, NY 10020	General Counsel, Senior Vice President, AML Officer	Vice President, Assistant Secretary and AML Officer
Francine Pollack 1270 Avenue of the Americas New York, NY 10020	Chief Compliance Officer and Designated Principal	N/A
Leonid Polyakov 1270 Avenue of the Americas New York, NY 10020	Designated Principal	N/A

(c) None.

ITEM 33.    LOCATION OF ACCOUNTS AND RECORDS:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and Rules 31a‑1 through 31a-3 promulgated thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s fund accountant, administrator and transfer agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s investment adviser	Horizon Kinetics Asset Management LLC 1270 Avenue of the Americas New York, NY 10020
Registrant’s custodian	U.S. Bank N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212

ITEM 34.    MANAGEMENT SERVICES:
    Not applicable.

ITEM 35.    UNDERTAKINGS:
    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act, the Registrant, Kinetics Mutual Funds, Inc. has duly caused this Post-Effective Amendment No. 84 to its Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on November 2, 2026.

KINETICS MUTUAL FUNDS, INC.

/s/ Peter B. Doyle*
Peter B. Doyle, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 84 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

NAME	TITLE	DATE

Peter B. Doyle*	Director, President,	November 2, 2026
Peter B. Doyle	Chairman of the Board

Douglas Cohen*	Director	November 2, 2026
Douglas Cohen

William J. Graham*	Director	November 2, 2026
William J. Graham

Steven T. Russell*	Director	November 2, 2026
Steven T. Russell

Joseph E. Breslin*	Director	November 2, 2026
Joseph E. Breslin

James Breen*	Director	November 2, 2026
James M. Breen

*By: /s/ Jay Kesslen
Attorney-In-Fact pursuant to the Power of Attorney.

Resolution of the Board of Directors of Kinetics Mutual Funds, Inc. (the “Company”)

RESOLVED, that the officers of the Company who may be required to execute any amendments to the Company’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing Jay Kesslen, their true and lawful attorney, to execute in their name, place and stead, in their capacity as Director or officer of the Company, any and all amendments to the Company’s Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in their name and on their behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as they might or could do in person, said acts of said attorney, being hereby ratified and approved.

The foregoing is certified as the true and correct resolution of the Board of Directors of the Company, duly adopted on March 6, 2020 and reapproved on March 13, 2026.

/s/ Jay Kesslen_______
Jay Kesslen
Assistant Secretary and Vice President of the Company

Dated: March 13, 2026